UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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EQT Corporation

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EQT

625 Liberty Avenue
Suite 1700
Pittsburgh, Pennsylvania 15222

# Notice of Annual Meeting of Shareholders
## and Proxy Statement

2021 Annual Meeting of Shareholders will be held in virtual-only format via live webcast at www.meetingcenter.io/281736112

2021
TRUST ▪ TEAMWORK ▪ HEART ▪ EVOLUTION

# #1
**LARGEST PRODUCER OF NATURAL GAS IN THE U.S.**

# 1,498 Bcfe
**2020 SALES VOLUMES**

# 624
**EMPLOYEES (as of 12/31/20)**

EQT Corporation (NYSE: EQT) is a leading independent natural gas company with operations focused in the cores of the Marcellus and Utica Shales in the Appalachian Basin. We are dedicated to responsibly developing our world-class asset base and being the operator of choice for all stakeholders. By leveraging a culture that prioritizes operational efficiency, technology, and sustainability, we seek to continuously improve the way we produce environmentally responsible, reliable, low-cost energy. We have a longstanding commitment to the safety of our employees, contractors, and communities, and to the reduction of our overall environmental footprint.

**OUR VISION—**Evolve EQT into a modern, connected, digitally-enabled organization that has vision and purpose.

**OUR VALUES—**Evident in the way we operate and in how we interact with each other every day—Trust, Teamwork, Heart, and Evolution are at the center of everything we do.

**OUR STRATEGY—**Be future focused. Meet or exceed the high standards established by our industry and develop aggressive objectives designed to push our continuous improvement.

### TRUST
- Always do the right thing
- Do what you say you will do

### TEAMWORK
- Work together toward a common goal
- Share, respect, and embrace diversity of thought
- Understand our customers and their needs
- Respect the wrench

### HEART
- Care about what you do (actions)
- Care about the relationships you form (impact)
- Bring passion and drive to be the best at what you do (attitude)

### EVOLUTION
- Drive to get better every day
- Understand your environment to prioritize needed adaptions
- Be transparent (supports collaboration, triggers innovation, and leads to evolution)

Letter from Our CEO

Dear Fellow Shareholders,
You are invited to join us at the 2021 Annual Meeting of Shareholders, which will be held on Wednesday, April 21, 2021, at 8 a.m. Eastern Time. Our 2021 Annual Meeting will be held in a virtual-only meeting format.
This year we turned our vision into action. At EQT, our mission is to realize the full potential of EQT’s premier assets to become the operator of choice for all stakeholders. In 2020, we took meaningful steps towards that mission, all while observing our core values of trust, teamwork, heart, and evolution.

We retooled our business into a modern, digitally-enabled natural gas company.
■
Significantly reduced well costs through our combo-development strategy, reducing legacy development costs by approximately 30%.

■
Deployed $694 million less capital in 2020, while delivering flat production volumes.

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Established a development plan that is set for approximately 80% combo-development execution of our proved undeveloped locations.

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Implemented 300+ enterprise applications through our digital work environment that drive actionable insight and improved governance.

We strengthened our balance sheet and financial positioning.
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Substantially reduced our long-term cost structure by executing our gas gathering arrangement with Equitrans Midstream Corporation.

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Opportunistically accessed the capital markets, utilized free cash flow, and accelerated tax refunds to address near-term debt maturities and reduced total debt by $368 million.

We capitalized on key strategic initiatives.
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Revamped our hedging strategy to lock in over 80% of expected 2021 production volumes, protecting cashflows, and mitigating downside risks.

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Executed the acquisition of Chevron’s Appalachian assets, a transaction that enhanced key financial metrics and will accelerate our leverage enhancement strategy.

We revamped our ESG strategy.
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Established a highly focused ESG Committee to enhance our already leading metrics.

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Executed long-term contracts with electric-frac fleets, significantly reducing our environmental impacts.

■
Published our inaugural ESG strategy as a new management team, highlighting EQT as a leading ESG natural gas producer.

All of these steps were taken with our stakeholders in mind, and we have high ambition to continue the successes that we accomplished in 2020. Your vote is important. We encourage you to sign and return the enclosed proxy card, or use telephone or Internet voting prior to the meeting, in order for your shares to be represented and voted at the meeting. We urge you to read the accompanying Notice of Annual Meeting and Proxy Statement carefully and vote in accordance with the Board of Director’s recommendations on all proposals.
I would like to thank you personally for your continued confidence in our company. We are stepping forward in these challenging times to serve our shareholders, customers, employees, and communities.
Toby Z. Rice
President and Chief Executive Officer
February 24, 2021

2021 Notice of Annual Meeting
of Shareholders of EQT Corporation

You are cordially invited to virtually attend the 2021 Annual Meeting of Shareholders of EQT Corporation.
Time and Date	Place	Record Date
Wednesday, April 21, 2021 8:00 a.m. Eastern Time	Virtual meeting via live webcast, accessible at: www.meetingcenter.io/281736112	If you owned common stock of EQT Corporation at the close of business on Friday, February 5, 2021, the record date, you may vote at this meeting
At the meeting, we plan to ask you to:
Items of Business
1	Elect the 12 directors nominated by the Board of Directors to serve for a one-year term
	■ Lydia I. Beebe	■ Janet L. Carrig	■ James T. McManus II	■ Toby Z. Rice
	■ Philip G. Behrman, Ph.D.	■ Dr. Kathryn J. Jackson	■ Anita M. Powers	■ Stephen A. Thorington
	■ Lee M. Canaan	■ John F. McCartney	■ Daniel J. Rice IV	■ Hallie A. Vanderhider
2	Approve a non-binding resolution regarding the compensation of our named executive officers for 2020 (say-on-pay)
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021
The 2021 Annual Meeting will be a virtual meeting of shareholders, conducted exclusively by webcast. You will be able to virtually attend and participate in the 2021 Annual Meeting, vote your shares electronically, and submit your questions during the meeting by visiting the website address listed above at the meeting date and time described in the accompanying proxy statement. The password for the meeting is EQT2021. Please see the instructions in the “Questions and Answers About the 2021 Annual Meeting” section below, which provides additional information on how to participate in our virtual annual meeting.
We urge each shareholder to promptly sign and return the enclosed proxy card or to use telephone or Internet voting.
On behalf of the Board of Directors, William E. Jordan Executive Vice President, General Counsel and Corporate Secretary
February 24, 2021
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 21, 2021

Our proxy statement is attached. Financial and
other information concerning EQT Corporation is contained in our annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report”).
This proxy statement, the 2020 Annual Report, and a proxy card are available free of charge at www.edocumentview.com/EQT.

Proxy Statement

1	2021 PROXY STATEMENT SUMMARY
11	CORPORATE GOVERNANCE AND BOARD MATTERS
11	Proposal 1—Election of Directors
12	Director Nominees
18	Other Director Nominee Considerations
18	Board Meetings
18	Board Committees
19	■ Audit Committee
19	■ Corporate Governance Committee
20	■ Management Development and Compensation Committee
20	■ Public Policy and Corporate Responsibility Committee
21	Board Leadership Structure
22	Board’s Role in Risk Oversight
22	Enterprise Risk Management
23	Director Nominations
23	■ General Process for Director Nominations
24	■ Consideration of Diversity
25	Contacting the Board
25	Governance Principles
27	Director Independence
28	Related Person Transactions
28	■ Review, Approval or Ratification of Transactions with Related Persons
29	■ Governance Policy for the Management of Potential Conflicts ofInterest Involving the Rice Investment Group
30	■ Transactions with Related Persons
31	Directors’ Compensation
32	■ Cash Compensation
32	■ Equity-Based Compensation
33	■ Director Deferred Compensation
33	■ Other
36	EXECUTIVE COMPENSATION
36	Proposal 2—Approval of a Non-Binding Resolution Regarding the Compensation of the Company’s Named Executive Officers for 2020 (Say-on-Pay)
38	Compensation Discussion and Analysis
38	■ Compensation Program Summary
43	■ Compensation Philosophy
45	■ The Compensation Process
47	■ Determining Compensation
51	■ 2020 Compensation Decisions
57	■ Other Compensation Components
61	Compensation Committee Report
62	■ Compensation Policies and Practices and Risk Management
63	Compensation Tables
63	■ Summary Compensation Table
65	■ 2020 Grants of Plan-Based Awards Table
66	■ Outstanding Equity Awards at Fiscal Year-End
67	■ Option Exercised and Stock Vested
67	■ Pension Benefits and Non-Qualified Deferred Compensation
67	■ Potential Payments Upon Termination of Change of Control
76	Pay Ratio Disclosure
77	AUDIT MATTERS
77	Proposal 3—Ratification of the Appointment of Independent Registered Public Accounting Firm
78	Auditor Fees
79	Report of the Audit Committee
80	EQUITY OWNERSHIP
80	Security Ownership of Certain Beneficial Owners
81	Security Ownership of Management
84	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
84	2021 Annual Meeting of Shareholders
93	ADDITIONAL INFORMATION
93	Other Matters
93	2020 Annual Report on Form 10-K
93	Websites
APPENDICES
A-1	■ Appendix A
B-1	■ Appendix B

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 21, 2021
We have elected to furnish our proxy statement and the 2020 Annual Report to certain of our shareholders over the Internet pursuant to the U.S. Securities and Exchange Commission (“SEC”) rules, which allows us to reduce costs associated with the 2021 Annual Meeting.
On or about March 2, 2021, we will mail to certain of our shareholders a Notice of Internet Availability of proxy materials containing instructions regarding how to access our proxy statement and 2020 Annual Report online (the “eProxy Notice”). The eProxy Notice contains instructions regarding how you can elect to receive printed copies of the proxy statement and the 2020 Annual Report. All other shareholders will receive printed copies of the proxy statement and the 2020 Annual Report, which will be mailed to such shareholders on or about March 2, 2021.
Cautionary Statements
This proxy statement contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking and are usually identified by the use of words such as “anticipate,” “estimate,” “approximate,” “expect,” “intend,” “plan,” “believe,” and other words of similar meaning. Without limiting the generality of the foregoing, forward-looking statements contained in this proxy statement include the matters discussed regarding the expectation of performance under compensation plans, anticipated financial and operational performance of EQT Corporation and its subsidiaries (the “Company”), and reserves estimates. The forward-looking statements contained in this proxy statement involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control and which include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; access to and cost of capital; uncertainties about estimates of reserves, identification of drilling locations, and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; the Company’s ability to appropriately allocate capital and other resources among its strategic opportunities; inherent hazards and risks normally incidental to drilling for, producing, transporting, and storing natural gas, natural gas liquids, and oil; cyber security risks; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services; and water required to execute the Company’s exploration and development plans; risks associated with operating primarily in the Appalachian Basin and obtaining a substantial amount of the Company’s midstream services from Equitrans Midstream Corporation; the ability to obtain environmental and other permits and the timing thereof; government regulation or action; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; disruptions to the Company’s business due to acquisitions and other strategic transactions; and uncertainties related to the severity, magnitude, and duration of the COVID-19 pandemic. These and other risks and uncertainties are described under Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by any subsequent Form 10-Qs, and in other documents the Company files from time to time with the SEC.
Any forward-looking statement speaks only as of the date on which such statement is made, and except as required by law, the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events, or otherwise.

2021 Proxy Statement Summary

This summary highlights information about EQT Corporation (“EQT,” the “Company,” “we,” or “our”) and the upcoming 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). As it is only a summary, please review the complete proxy statement and EQT’s Annual Report on Form 10-K for the year-ended December 31, 2020 (the “2020 Annual Report”) before you vote. The proxy statement and the 2020 Annual Report will be mailed or released to shareholders on or about March 2, 2021.
2021 Annual Meeting of Shareholders

Time and Date	Place	Record Date
Wednesday, April 21, 2021 8:00 a.m. Eastern Time	Virtual meeting via live webcast, accessible at: www.meetingcenter.io/281736112	If you owned common stock of EQT Corporation at the close of business on Friday, February 5, 2021, the record date, you may vote at this meeting
Admission

■
You are entitled to virtually attend the 2021 Annual Meeting if you were an EQT shareholder as of the close of business on the record date or if you hold a valid proxy for the 2021 Annual Meeting.

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To participate in the virtual-only annual meeting as a shareholder, you must visit the website address listed above and enter a valid control number and password for the meeting (EQT2021).

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Your control number can be found on the proxy card, notice, or e-mail distributed to you.

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If your shares are held by a broker, bank, or other holder of record in “street name,” you must register in advance to participate in the 2021 Annual Meeting as an authenticated shareholder.

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Anyone may enter the virtual annual meeting website as a “guest” and no control number will be required; however, only authenticated shareholders may submit their votes or questions during the virtual annual meeting.

Voting Matters and Board Recommendations

Agenda Item	Board Voting Recommendation	See Page
1 Election of 12 directors, each for a one-year term expiring at the 2022 Annual Meeting of Shareholders	FOR EACH DIRECTOR	11
2 Approval of a non-binding resolution regarding the compensation of EQT’s named executive officers for 2020 (Say-on-Pay)	FOR	36
3 Ratification of the appointment of Ernst & Young LLP as EQT’s independent registered public accounting firm for 2021	FOR	77
How to Vote
SHAREHOLDERS OF RECORD

BY TELEPHONE	BY INTERNET	BY MAIL	BY MOBILE DEVICE	VIRTUALLY
Call toll-free 1-800-652-VOTE (1-800-652-8683) in the USA, US territories, or Canada	Visit 24/7 www.investorvote.com/EQT	Complete, date, and sign your proxy card and send by mail in the enclosed postage-paid envelope	Scan the QR code	Virtually attend the annual meeting as an authenticated shareholder and cast your ballot online during the virtual meeting

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Have your proxy card or notice with your control number available and follow the instructions

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The deadline to vote by phone is 11:59 p.m. Eastern Time on April 20, 2021

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If you vote by telephone or electronically, you do not need to return a proxy card

EQT CORPORATION 2021 PROXY STATEMENT | 1

2021 Proxy Statement Summary

BENEFICIAL OWNERS
If you are a beneficial owner and your shares are held by a bank, broker, or other nominee, you should follow the instructions provided to you by that firm. Although most banks and brokers now offer voting by mail, telephone, and on the Internet, availability and specific procedures will depend on their voting arrangements.
Director Nominees

Our Board of Directors (the “Board”) is pleased to nominate the director candidates below. All director nominees have stated they are willing to serve if elected.
Name and Principal Occupation	Age	Director Since	Ind.	Other Current Public Company Boards	Committee Membership
					A	CG	MDC	PPCR
LYDIA I. BEEBE Principal, LIBB Advisors LLC; former Corporate Secretary and Chief Governance Officer, Chevron	68	2019		2
PHILIP G. BEHRMAN, PH.D. Former Senior Vice President, Worldwide Exploration, Marathon Oil Corporation	70	2008		—
LEE M. CANAAN Founder and Portfolio Manager, Braeburn Capital Partners, LLC	64	2019		1
JANET L. CARRIG Former Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips	63	2019		1
DR. KATHRYN J. JACKSON Director of Energy and Technology Consulting, KeySource, Inc.	63	2019		3
JOHN F. MCCARTNEY Chair Member, Quantuck Advisors LLP	68	2019		2
JAMES T. MCMANUS II Former Chairman, Chief Executive Officer, and President, Energen Corporation	62	2019		—
ANITA M. POWERS Former Executive Vice President of Worldwide Exploration, Occidental Oil and Gas Corporation	65	2018		—
DANIEL J. RICE IV Chief Executive Officer, Rice Acquisition Corp.; former Chief Executive Officer, Rice Energy Inc.	40	2017		2
TOBY Z. RICE President and Chief Executive Officer, EQT	39	2019		—
STEPHEN A. THORINGTON Former Executive Vice President and Chief Financial Officer, Plains Exploration and Production Company	65	2010		—
HALLIE A. VANDERHIDER Managing Director, SFC Energy Management LP	63	2019		2
Committee Chair	Committee Member	Non-Executive Chair of the Board	Audit Committee financial expert	Independent Director
A	Audit	CG	Corporate Governance	MDC	Management Development and Compensation	PPCR	Public Policy and Corporate Responsibility
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2021 Proxy Statement Summary

Snapshot of Director Nominees
Our director nominees are highly qualified and, as a group, embody an effective and robust mix of skills and experience. Our Board benefits from substantial gender diversity, including in key board leadership roles. Please refer to the “Consideration of Diversity” section below for further discussion.

Director Skills and Experience

Corporate governance/legal
5
E&P industry experience
10
Environmental, Social, and Governance (ESG)
8
Financial/accounting
10
Geology/engineering
6
Government relations/regulatory
7
M&A strategy and execution
7
Operational leadership in Oil and Gas
6
Public company board experience
12
Public company C-suite experience
9
Technology and innovation
6

EQT CORPORATION 2021 PROXY STATEMENT | 3

2021 Proxy Statement Summary

Governance Highlights

Corporate Governance Practices
Board Practices	Shareholder Matters	Other Best Practices
Independent Board Chair

Each director attended 75% or more of the total number of meetings of the Board and his or her respective committees during 2020

Frequent meetings of independent directors in executive session without any EQT officer present (seven in 2020)

Annual review by the Board of EQT’s major risks

Recently amended our Corporate Governance Guidelines to establish limits on the number of other public company boards on which directors may serve (see “Corporate Governance and Board Matters―Other Director Nominee Considerations” below)

All directors stand for election annually

Majority voting standard for uncontested director elections

Extensive shareholder engagement and support

Board-supported governance enhancements adopted in 2020:

■
Shareholder right to convene special meetings at a 25% threshold

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Eliminated supermajority voting requirements for various amendments to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws

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Shareholder right to remove directors from office outside of the annual meeting process

Proxy access right

“Double trigger” payout rights under long-term incentive awards, meaning that such awards do not automatically accelerate upon a change of control if assumed by an acquiror

Meaningful equity ownership guidelines for executive officers and non-employee directors

Hedging and pledging of EQT securities by executive officers and directors is prohibited

Compensation recoupment “clawback” policy applicable to all current and former executive officers

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2021 Proxy Statement Summary

Environmental, Social, & Governance Highlights
EQT is committed to the responsible development of its world-class asset base in the core of the Appalachian Basin with a focus on conducting safe operations, protecting our environment, creating jobs, and improving our local and national economy. We recognize climate change as the preeminent sustainability issue affecting all industries. As such, our Board and management are committed to understanding and proactively responding to the risks and opportunities posed by climate change.
Environmental	Social	Governance
Our methane intensity is significantly lower than the 2025 target set by ONE Future(1)

We transitioned to using only electric-frac fleets, eliminating over 23 million gallons of diesel fuel from our operations annually

We do not vent or flare gas during our operations

We replaced our high-bleed pneumatic controllers with low- and intermittent-bleed controllers, resulting in a significant reduction in greenhouse gas emissions

We launched a pilot project in early 2021 to demonstrate the production of responsibly sourced natural gas (RSG) for use in domestic and international energy markets

We believe that our combo-development strategy will continue to drive a step-change in our environmental performance

We focus on continually improving the safety of our employees and contractors

Consistent with our core values, we strive to create an environment that is diverse and inclusive

EQT was named a National Top Workplace for 2021

Corporate giving, sponsorships, and road and infrastructure improvements for communities totaled more than $28 million in 2020

EQT Foundation provided more than $3.5 million in grants and contributions in 2020

Spent over $75 million with 49 minority-owned suppliers during 2020

Board focus on active oversight of ESG matters

In 2020, we enhanced our governance structure for ESG-related matters, including oversight of ESG-related risks, embedded ESG oversight into Board committee charters, and established a management-level committee devoted to driving ESG improvement

Added ESG-related metrics to our executive compensation program to underscore our commitment to these issues

(1)
ONE Future Coalition is a group of 37 natural gas companies working together to voluntarily reduce the methane emission intensity across the natural gas value chain to 1% (0.28% for the production sector) by 2025.

EQT CORPORATION 2021 PROXY STATEMENT | 5

2021 Proxy Statement Summary

Environmental, Social, & Governance Reporting
In 2019, EQT’s Environmental, Social, and Governance score from Bloomberg Finance, L.P. was 66% higher than the average ESG score of its 2020 performance peer group.(1)

(1)
Based on data published by Bloomberg Finance, LP and available for six of our eight performance peers as of February 5, 2021 (data for remaining two peers was pending publication and not available).

We expect to publish our 2020 ESG Report in mid-2021. Our current ESG Report for calendar year 2019 provides additional discussion of ESG matters that are important to us, including why ESG matters to us and what we are doing to continually improve our ESG performance.
You can find our ESG Reports by visiting esg.eqt.com.
Human Capital
Our employees are our greatest asset. We genuinely value each member of our workforce and his or her contributions to our mission to become the operator of choice for all stakeholders. Our values―Trust, Teamwork, Heart, and Evolution―are at the core of everything we do. They serve as our guide when it comes to our actions, behaviors, and decisions in the workplace. Through leveraging both employee input and the leadership of our management team, we offer a work experience that is focused on employee career development, health and benefits, safety, and building strong relationships in the communities where our employees live and work. Consistent with our core values, EQT strives to create and maintain an environment that is diverse and inclusive.
We aim to develop a workforce that produces peer leading results. By instituting our cloud-based digital work environment, we are focused on creating a modern, innovative, collaborative, and digitally-enabled work environment, which we use to, among other things, engage directly with our employees by sharing company updates and personal accomplishments. We also leverage this platform to solicit suggestions and comments from all employees. We believe that this helps promote real-time feedback and a greater degree of employee engagement, particularly at a time when much of our workforce is working remotely. EQT was named a National Top Workplace for 2021 based on our level of employee engagement.(1)
We understand that providing employees with the resources and support they need to live a physically, mentally, and financially healthy life is critical for sustaining a workplace of choice. We offer benefits that include subsidized health insurance, a company contribution and company match on 401(k) retirement savings, an employee stock purchase plan, paid maternity and paternity leave, flexible work arrangements, volunteer time off, and a company match on employee donations to qualified non-profits. We also offer our employees the flexibility to elect to work a “9/80” work schedule under which, during the standard 80-hour pay period, an employee works eight 9-hour days and one 8-hour day (Friday), with a tenth day off  (alternative Friday).
In 2020, we introduced “equity-for-all” by granting equity awards to all of our permanent full-time employees. With the equity-for-all program, all of our permanent full-time employees have the opportunity to share directly in our financial success. These grants were in addition to, and not in lieu of, existing compensation for these employees.
(1)
Employee engagement was measured through an employee engagement survey by Energage, LLC. EQT’s engagement percentage exceeded the average engagement score for all Top Workplaces by approximately 9%.

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2021 Proxy Statement Summary

Shareholder Engagement

Our executive and investor relations team is highly active and accessible to shareholders. The team welcomes interactions and feedback. During 2020, our team had over 1,000 interactions with shareholders, including meetings with 250 individual firms covering 65%(1) of our shareholder base. Additionally, the team participated in eight energy conferences, 13 sell-side facilitated non deal roadshow/group meetings, and daily/weekly investor relations facilitated meetings.

During 2020, our shareholder engagement program addressed numerous topics that were of interest to our shareholders, including ESG-related topics, the natural gas macro outlook, our internal curtailment strategy, future growth and production cadence expectations, M&A and consolidation, hedging strategy and philosophy, and our deleveraging efforts.

(1)
As of September 30, 2020, pro forma for equity offerings.

Shareholder Approval at the 2020 Annual Meeting
98.3% Shareholder Say-on-Pay Approval	>99% Shareholder Approval to Elect All 12 Directors
EQT CORPORATION 2021 PROXY STATEMENT | 7

2021 Proxy Statement Summary

EQT Business Highlights

Despite 2020 being a difficult year for the global economy, in large part due to the COVID-19 pandemic, EQT successfully executed on several strategic initiatives, which helped the Company continue to evolve as the operator of choice for all stakeholders.
The implementation of our digital work environment in 2019 positioned us well to respond and adapt to the evolving COVID-19 pandemic efficiently and effectively. We leveraged our digital work environment to enable our workforce to stay engaged and productive as the Company transitioned to a full work-from-home environment beginning in March 2020. Internal polling during the time showed that 99% of responding employees felt productive and connected, and 98% of respondents reported that they are as or more engaged working from home.
Looking ahead, we anticipate that our proprietary digital work environment, combined with the size and contiguity of our asset base, uniquely positions us to execute on a multi-year inventory of combo-development projects in our core acreage position. We believe that combo-development projects are key to delivering sustainably low well costs and higher returns on invested capital, and our long-term transformation plan has been designed to create value by leveraging this strategic advantage, both operational and environmental, over our peers.
Financial	Operational	Strategic
Achieved 2020 sales volumes of 1,498 Bcfe(1), or average daily sales volumes of 4.1 Bcfe per day, and an average realized price of  $2.37 per Mcfe(2)

Reduced year-over-year capital expenditures by $694 million

Strengthened our balance sheet and financial positioning

Received credit ratings upgrades from Moody’s Investor Services (upgraded to Ba2 from Ba3 in February 2021) and S&P Global (upgraded to BB from BB- in October 2020)

Enhanced focus on our combo-development strategy, which involves developing multiple well-pads in tandem, driving efficiencies and reducing costs

Significantly reduced well costs, representing an approximately 30% decrease as compared to legacy costs

Reduced contractor hours worked during 2020 by 59%, as compared to 2019, achieving more with less resources

Strengthened our core acreage position through the acquisition of significant, strategic Appalachian Basin assets from Chevron U.S.A. Inc. for an aggregate purchase price of approximately $735 million

Substantially reduced our long-term cost structure through our gas gathering arrangement with Equitrans Midstream Corporation

Divested non-strategic assets for an aggregate purchase price of  $125 million

(1)
“Bcfe” means billion cubic feet of natural gas equivalents, with one barrel of natural gas liquids (“NGLs”) and crude oil being equivalent to 6,000 cubic feet of natural gas.

(2)
“Mcfe” means thousand cubic feet of natural gas equivalents, with one barrel of NGLs and crude oil being equivalent to 6,000 cubic feet of natural gas.

The above information is described more fully in the Company’s 2020 Annual Report, which we filed with the SEC on February 17, 2021.
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2021 Proxy Statement Summary

Executive Compensation Highlights

Compensation Philosophy
EQT firmly believes in pay for performance. Our executive compensation programs are designed to incentivize the implementation of our corporate strategy. All executive compensation programs continue to be tied to our financial performance, support our commitment to good compensation governance, and provide market-based opportunities to attract, retain, and motivate our executives in an intensely competitive market for qualified talent.
Key drivers of our executive compensation program

Link compensation to EQT’s mission, vision, values, and culture	Focus executive officer performance on the achievement of objective metrics that are directly aligned with successful implementation of the Company’s strategy	Drive a commitment by executive officers to perform, as evidenced by the significant portion of executive compensation that is “at-risk”	Further align executive management’s incentives with those of our shareholders	Correlate with informed industry benchmarking
2020 Compensation Mix
(1)
“Other Continuing NEOs” are David M. Khani, Richard A. Duran, Lesley Evancho, and William E. Jordan.

For a further discussion of the alignment of the named executive officers’ compensation with EQT’s performance and the Compensation Committee’s philosophy on executive compensation, see “Compensation Philosophy” below under the caption “Compensation Discussion and Analysis.”
EQT CORPORATION 2021 PROXY STATEMENT | 9

2021 Proxy Statement Summary

2020 Compensation Highlights

Strengthened leadership team through addition of proven leaders to drive the Company’s strategic evolution
■
The addition of proven leaders was a key strategic priority for the Company in the second half of 2019.

■
The Company identified and successfully recruited five of our named executive officers in 2019; Mr. Khani was the final key executive hire in January 2020.

■
The Management Development and Compensation Committee (the “Compensation Committee”), through active engagement with its independent compensation consultant, designed appropriate, market-based 2020 compensation packages for our new executive leaders, as discussed in detail below.

Constructed a 2020 long-term incentive program (“LTIP”) focused on performance metrics that align with the Company’s strategy
■
Financial performance measures for 2020 incentive performance units (“PSUs”) were adjusted well cost, adjusted free cash flow, and relative total shareholder return.

■
The Rice Team discussed these metrics with our shareholders during the 2019 proxy campaign, and they subsequently were implemented by the Compensation Committee as part of the 2020 LTIP.

■
The Compensation Committee believes that a focus by our executive team on achieving these goals will drive the Company’s future success and increase shareholder value.

Designed a 2020 Short-Term Incentive Plan (“STIP”) focused on key financial, operational, and environmental, health, and safety (“EHS”) performance goals
■
Financial performance measures for our 2020 STIP were adjusted well cost per foot, adjusted free cash flow, adjusted gross general and administrative (“G&A”) expense, and recycle ratio.(1)

■
EHS measures for our 2020 STIP were total recordable injury rate for employees and contractors and notices of violation rate.

■
The Compensation Committee selected these financial, operational, and EHS performance measures to directly align the annual incentive compensation opportunity for our executives with EQT’s achievement of key performance goals that drive shareholder value.

Implemented a market-based executive severance plan
■
The Compensation Committee believes that maintaining appropriate severance protections for key employees is best achieved through an appropriate, market-based executive severance plan.

■
To that end, in 2020, the Compensation Committee determined to move away from the legacy practice of entering into individual severance-related agreements with our executives and undertook a transition to a market-based executive severance plan.

■
Participants in this executive severance plan are not party to individual severance-related agreements with the Company.

Introduced reduction of greenhouse gas (“GHG”) intensity as a component of our 2021 annual incentive plan
■
Inclusion of this ESG-focused performance measure is consistent with the Compensation Committee’s and our Board’s commitment to continuous improvement of ESG goals.

■
Serves to link a portion of annual incentive compensation opportunity directly to the successful achievement of GHG reduction goals.

Monitored the impact of COVID-19 developments on the Company’s business and employees
■
The Compensation Committee was cognizant of the challenges imposed during 2020 by the COVID-19 global pandemic.

■
The Compensation Committee actively monitored the impact of COVID-19 on the Company’s business and employees and evaluated the need for any changes to the Company’s executive compensation programs, determining that no such changes were needed during 2020.

(1)
See Appendix A to this proxy statement for the definition of, and additional information about, non-GAAP performance measures.

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Corporate Governance and Board Matters

Proposal 1―Election of Directors

Our directors are elected for one-year terms. Notwithstanding the expiration date of his or her term, each director holds office until his or her successor is elected and qualified; provided, however, each director has agreed to resign the day following the annual meeting date immediately following his or her 74th birthday, as required by our Corporate Governance Guidelines.
The current Board of Directors (the “Board”) consists of 12 members as of the date this proxy statement was filed with the SEC. The current terms of all 12 directors expire at the 2021 Annual Meeting. All of EQT’s director nominees (other than Messrs. Daniel J. Rice IV and Toby Z. Rice) are independent under the New York Stock Exchange (“NYSE”) listing standards.
The persons named as proxies will vote for the nominees named, unless you vote against, or abstain from voting for or against, one or more of them. The 12 nominees for election have agreed to serve if elected, and the Board has no reason to believe that such nominees will be unavailable to serve. In the event that any nominee is unable or declines to serve as a director at the time of the 2021 Annual Meeting, then the persons named as proxies intend to vote for substitute nominees proposed by the Board, unless the Board decides to reduce the number of directors. Each nominee must be elected by a majority of the votes cast “for,” and votes may not be cumulated.
In addition, under our Bylaws, each nominee has submitted an irrevocable conditional resignation to be effective if he or she receives a greater number of votes “against” than votes “for” in an uncontested election. If this occurs, the Board will decide whether to accept the tendered resignation not later than 90 days after certification of the election. The Board’s determination shall be made without the participation of any nominee whose resignation is under consideration with respect to the election. The Board’s explanation of its decision will be promptly disclosed in a Current Report on Form 8-K filed with the SEC.
The Board of Directors recommends a vote FOR each of the following nominees for the Board of Directors, to serve for a one-year term expiring in 2022.
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Corporate Governance and Board Matters

Director Nominees

INDEPENDENT BOARD CHAIR COMMITTEES ■ Corporate Governance ■ Management Development and Compensation	Lydia I. Beebe	Age 68 Independent Director since July 2019

SUMMARY
■
Principal of LIBB Advisors LLC, a corporate governance consulting firm (2018 to present)

■
Former Senior Of Counsel, Wilson Sonsini Goodrich & Rosati (2015 to 2017)

■
Former Corporate Secretary and Chief Governance Officer, Chevron Corporation (1995 to 2015)

■
Former Co-Director of Stanford Institutional Investors’ Forum (2015 to 2018)

OTHER PUBLIC COMPANY BOARDS
■
Kansas City Southern (NYSE: KSU), a transportation holding company (2017 to present)

■
Aemetis, Inc. (Nasdaq: AMTX), an industrial biotechnology company (2016 to present)

QUALIFICATIONS
Having served 20 years in the role of Corporate Secretary and Chief Governance Officer of Chevron Corporation, the Board values Ms. Beebe’s extensive corporate governance and legal experience, as well as her significant energy industry experience. Ms. Beebe also brings expertise in the areas of finance, tax and audit, logistics, efficiency, and strategy.

COMMITTEES ■ Audit ■ Public Policy and Corporate Responsibility	Philip G. Behrman, Ph.D.	Age 70 Independent Director since July 2008
SUMMARY ■ Former Senior Vice President, Worldwide Exploration, Marathon Oil Corporation, a publicly traded integrated energy company (2000 to 2008)
QUALIFICATIONS
The Board values Dr. Behrman’s significant energy industry experience, including his substantial experience in the exploration and production business. Dr. Behrman contributes valuable perspectives with respect to the Company’s health, environmental, and safety activities, reserves estimation, strategic planning, and operations.

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Corporate Governance and Board Matters

COMMITTEES ■ Audit ■ Corporate Governance	Lee M. Canaan	Age 64 Independent Director since July 2019

SUMMARY
■
Founder and Portfolio Manager, Braeburn Capital Partners, LLC, a private investment management firm (2003 to present)

■
Member of the Board of Directors of Philadelphia Energy Solutions, LLC (privately held), the largest refining complex on the East Coast of the United States (2018 to present)

OTHER PUBLIC COMPANY BOARDS
■
PHX Minerals Inc. (formerly Panhandle Oil and Gas Inc.) (NYSE: PHX), a non-operated oil and gas minerals holding company (2015 to present)

QUALIFICATIONS
Ms. Canaan’s energy expertise and extensive experience in capital markets, financial analysis, mergers and acquisitions, strategic and business turnarounds, as well as her current and prior public-company board experience, provide significant value and perspectives to the Board.

COMMITTEES ■ Corporate Governance ■ Public Policy and Corporate Responsibility	Janet L. Carrig	Age 63 Independent Director since July 2019

SUMMARY
■
Former Senior Vice President, Legal, General Counsel and Corporate Secretary of ConocoPhillips (NYSE: COP) (2007 to 2018) and Deputy General Counsel and Corporate Secretary, ConocoPhillips (2006 to 2007)

■
Former Partner, Zelle, Hofmann, Voelbel, Mason & Gette P.C. (Law Firm) (2004 to 2006)

■
Former Senior Vice President, Chief Administrative Officer and Chief Compliance Officer, Kmart Corporation (2003 to 2004) and Executive Vice President Corporate Development, General Counsel and Secretary, Kellogg Company (1999 to 2003)

■
Trustee of Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust and predecessors (1996 to present)

OTHER PUBLIC COMPANY BOARDS
■
Whiting Petroleum Corporation (NYSE: WLL), an independent exploration and production company (September 2020 to present)

QUALIFICATIONS
Ms. Carrig brings to the Board extensive executive leadership experience, substantial legal, regulatory and governance expertise, and a strong exploration and production (“E&P”) industry background. Having served over a decade as general counsel of ConocoPhillips, Ms. Carrig’s corporate and legal career, and her prior E&P industry experience, enable her to provide Board leadership in legal affairs and corporate governance.

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Corporate Governance and Board Matters

COMMITTEES ■ Management Development and Compensation ■ Public Policy and Corporate Responsibility	Dr. Kathryn J. Jackson	Age 63 Independent Director since July 2019

SUMMARY
■
Director of Energy and Technology Consulting, KeySource, Inc. (2015 to present)

■
Former Senior Vice President and Chief Technology Officer, RTI International Metals (acquired by Alcoa Corporation) (2014 to 2015) and Chief Technology Officer and Senior Vice President of Research and Technology, Westinghouse Electric Company, LLC (2009 to 2014)

■
Director of Duquesne Light Holdings, Inc., a privately held energy services holding company (June 2020 to present)

■
Former Director of Rice Energy, Inc. (April 2017 until its acquisition by EQT in November 2017)

OTHER PUBLIC COMPANY BOARDS
■
Cameco Corporation (NYSE: CCJ), a global provider of uranium fuel (2017 to present)

■
Portland General Electric Company (NYSE: POR), a fully integrated energy company (2014 to present)

■
Rice Acquisition Corp. (NYSE: RICE), a special purpose acquisition company (October 2020 to present)

QUALIFICATIONS
The Board values Dr. Jackson’s expertise in regulatory, legislative, and public policy issues. Her innovation, technology, and engineering skills, in addition to her experience with generation facilities and large energy trading and utility operations, are highly beneficial to the Board. Dr. Jackson has extensive experience serving on a number of public boards.

COMMITTEES ■ Corporate Governance ■ Public Policy and Corporate Responsibility	John F. McCartney	Age 68 Independent Director since July 2019

SUMMARY
■
Chair Member, Quantuck Advisors LLP (1998 to present)

■
Non-executive Chairman of the Board of Huron Consulting Group, Inc. (Nasdaq: HURN), a management consulting firm (2010 to present)

■
Former Director of Rice Energy, Inc. (2015 until its acquisition by EQT in November 2017)

OTHER PUBLIC COMPANY BOARDS
■
Huron Consulting Group Inc. (Nasdaq: HURN) (2004 to present)

■
Datatec Limited (JSE: DTC), an international ICT solutions and services company (2007 to present)

QUALIFICATIONS
The Board values the extensive experience Mr. McCartney brings to the EQT Board. Having served as chairman and vice chairman of the boards of numerous public and private companies, his demonstrated ability to oversee every aspect of a public company, and his deep governance and accounting experience, are invaluable to the organization.

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Corporate Governance and Board Matters

COMMITTEES ■ Corporate Governance ■ Management Development and Compensation	James T. McManus II	Age 62 Independent Director since July 2019

SUMMARY
■
Former Chairman, Chief Executive Officer and President, Energen Corporation (“Energen”), a formerly publicly traded E&P company focused on the Permian Basin that was acquired by Diamondback Energy, Inc. in 2018 (2008 to 2018)

■
Former Chief Executive Officer and President, Energen (2007) and President and Chief Operating Officer, Energen (2006 to 2007)

■
Former President and Chief Operating Officer of Energen’s E&P subsidiary, Energen Resources (1997 through 2006)

QUALIFICATIONS
The Board values Mr. McManus’s strong executive leadership and industry and operations experience, all of which enable him to contribute respected insights and unique perspectives to the Board. Mr. McManus also possesses public company board experience and strong financial and accounting experience.

COMMITTEES ■ Audit ■ Management Development and Compensation	Anita M. Powers	Age 65 Independent Director since November 2018

SUMMARY
■
Former Executive Vice President, Worldwide Exploration, Occidental Oil and Gas Corporation (2007 to 2017)

■
Former Vice President, Occidental Petroleum Corporation (2009 to 2017)

■
Former director of California Resources Corporation (NYSE: CRC), an oil and natural gas exploration and production company (2017 through November 2020)

QUALIFICATIONS
The Board values Ms. Powers’ extensive operational experience in the oil and gas industry and her significant expertise at optimizing the efficiency of operations to drive returns. As a senior geologist, Ms. Powers brings depth to the Board in areas that are critical to EQT’s business.

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Corporate Governance and Board Matters

COMMITTEES ■ Public Policy and Corporate Responsibility	Daniel J. Rice IV	Age 40 Director since November 2017

SUMMARY
■
Chief Executive Officer and Director, Rice Acquisition Corp. (NYSE: RICE), a special purpose acquisition company (October 2020 to present)

■
Partner, Rice Investment Group (May 2018 to present)

■
Former Chief Executive Officer and Director of Rice Energy Inc. (2013 until its acquisition by EQT in November 2017) and Rice Midstream Management LLC, the general partner of Rice Midstream Partners LP (2014 to November 2017)

■
Former Vice President and Chief Financial Officer, Rice Energy Inc. (2008 to 2013) and Chief Operating Officer, Rice Energy Inc. (2012 to 2013)

OTHER PUBLIC COMPANY BOARDS
■
Rice Acquisition Corp. (NYSE: RICE), a special purpose acquisition company (October 2020 to present)

■
Whiting Petroleum Corporation (NYSE: WLL), an independent exploration and production company (September 2020 to present)

QUALIFICATIONS
With over a decade of experience in the natural gas industry coupled with his recent experience as the Chief Executive Officer of Rice Energy Inc., the Board highly values Mr. Rice’s senior leadership insights, as well as his extensive oil and gas industry expertise.

Toby Z. Rice	Age 39 Director since July 2019

SUMMARY
■
President and Chief Executive Officer, EQT (July 2019 to present)

■
Partner, Rice Investment Group (May 2018 to present)

■
Former President and Chief Operating Officer, Rice Energy Inc. (2013 until its acquisition by EQT in November 2017)

■
Co-founder and Former Chief Executive Officer, Rice Energy Inc. (2007 to 2013)

■
Former Director of Rice Energy, Inc. (2013 until its acquisition by EQT in November 2017)

QUALIFICATIONS
The Board holds in high esteem Mr. Rice’s experience and strong leadership skills. His considerable operational, technical, cultural, and executive experience in the oil and gas industry, including Mr. Rice’s prior service as an executive and director of Rice Energy Inc., provides the Board with insight into the business and strategic priorities of the Company.

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Corporate Governance and Board Matters

COMMITTEES ■ Audit	Stephen A. Thorington	Age 65 Independent Director since September 2010

SUMMARY
■
Former Executive Vice President and Chief Financial Officer, Plains Exploration & Production Company, an energy company engaged in the upstream oil and gas business (now part of Freeport-McMoRan Inc.) (2002 to 2006)

■
Former Director of the general partner of EQGP Holdings, LP (2015 to 2018) and the general partner of EQM Midstream Partners LP (2018)

■
Former Director of KMG Chemicals, Inc., a diversified chemical company (2007 to 2014)

■
Former Director of QRE GP, LLC, the general partner of QR Energy, LP, an oil and natural gas production master limited partnership (now part of Breitburn Energy Partners LP) (2011 to 2014)

QUALIFICATIONS
Mr. Thorington’s significant experience in energy company management, finance, and corporate development, as well as natural gas E&P provides valuable intelligence to the Board. In addition, his extensive experience on other public company boards, including service as a member of audit, compensation, and nominating and corporate governance committees contributes to the overall proficiency and education of our Board members.

COMMITTEES ■ Audit ■ Management Development and Compensation	Hallie A. Vanderhider	Age 63 Independent Director since July 2019

SUMMARY
■
Managing Director, SFC Energy Management LP (2016 to present)

■
Former Managing Partner, Catalyst Partners LLC (2013 to 2016)

■
Former President and Chief Operating Officer, Black Stone Minerals Company, L.P. (2007 to 2013)

OTHER PUBLIC COMPANY BOARDS
■
Noble Midstream GP LLC, the general partner of Noble Midstream Partners LP (NASDAQ: NBLX), a master limited partnership that provides oil, natural gas, and water-related midstream services (September 2016 to present)

■
Oil States International (NYSE: OIS), a global provider of manufactured products and services to the oil and natural gas, industrial, and military sectors (July 2019 to present)

QUALIFICATIONS
Ms. Vanderhider’s in-depth knowledge of energy finance and her demonstrated management and operational experience, including her prior roles as Chief Operating Officer and Chief Accounting Officer in the oil and gas industry, adds to our Board’s deep bench of experience and knowledge. Ms. Vanderhider also has extensive board experience.

EQT CORPORATION 2021 PROXY STATEMENT | 17

Corporate Governance and Board Matters

Other Director Nominee Considerations

In evaluating nominees to serve on our Board, the Corporate Governance Committee and the Board consider, among other things, potential time constraints on a nominee’s ability to effectively fulfill his or her duties as a director of EQT, especially with respect to the nominee’s expected time commitments serving as a director and/or executive at other public companies.
EQT’s Corporate Governance Guidelines were recently amended (i) to prohibit a non-employee director of EQT from serving concurrently on the boards of more than four publicly traded companies (including EQT’s board) and (ii) to prohibit any EQT director who serves as the Chief Executive Officer of a publicly traded company (including EQT) from serving concurrently on the boards of more than two publicly traded companies (including EQT’s board), subject to a transition period pursuant to which any current director who is serving as a public company Chief Executive Officer is expected to come into compliance with this limitation by no later than January 1, 2023.
In nominating Mr. Daniel J. Rice IV to serve as a director, the Board considered Mr. Rice’s current position as the Chief Executive Officer and a member of the board of directors of Rice Acquisition Corp. (NYSE: RICE), a special purpose acquisition company, or SPAC, established for the purpose of seeking to acquire a target business in the broadly defined energy transition or sustainability arena, as well as Mr. Rice’s service as a director of Whiting Petroleum Corporation (NYSE: WLL). In concluding that Mr. Rice’s time commitments to these other public companies are not expected to impede his ability to effectively fulfill his responsibilities as a director of EQT and determining to re-nominate Mr. Rice for election at the 2021 Annual Meeting, the Board took into account Mr. Rice’s demonstrated commitment and level of engagement as a current member of EQT’s board and the fact that, at the time of Mr. Rice’s nomination, Rice Acquisition Corp. had not yet commenced operating an active business (although it intends to do so upon the successful completion of its acquisition of a target business).
Board Meetings

In 2020, the Board held six regular meetings and eight special meetings. The independent directors met seven times in executive session without management present. Each director attended 75% or more of the total number of meetings of the Board and his or her respective committees (for the period that such director served on the Board and/or committee during 2020); overall attendance at such meetings was over 97%. While the Company does not have a formal policy, it strongly encourages its directors to attend the annual meeting of the shareholders. All directors attended the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”), which was held in a virtual meeting format.
Board Committees

The Board has four standing Committees, each of which is described below. The responsibilities of each standing committee are set forth in a written committee charter. Committee charters are reviewed annually by the Corporate Governance Committee and the Board. The Board may form new committees, disband existing committees, and delegate additional responsibilities to a committee.
All standing Committee charters are available on our website at: ir.eqt.com/investor-relations/governance
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Corporate Governance and Board Matters

Audit Committee	Meetings Held in 2020: 6
MEMBERS ■ Stephen A. Thorington ■ Philip G. Behrman, Ph.D. ■ Lee M. Canaan ■ Anita M. Powers ■ Hallie A. Vanderhider

PRIMARY RESPONSIBILITIES
The Audit Committee:
■
oversees the accounting and financial reporting processes and related disclosure matters;

■
oversees the audits and integrity of financial statements;

■
oversees the qualifications, independence, and performance of our registered public accountants;

■
oversees the qualifications and performance of the internal audit function; and

■
oversees compliance with legal and regulatory requirements, including EQT’s Code of Business Conduct and Ethics.

For additional information regarding Audit Committee responsibilities, see “Report of the Audit Committee” and “Board’s Role in Risk Oversight” below.

INDEPENDENCE AND QUALIFICATIONS
Each member of the Audit Committee is:
(i)
independent under our Corporate Governance Guidelines and applicable NYSE listing standards and SEC rules; and

(ii)
financially literate under the applicable NYSE listing standards.

The Board has determined that Mr. Thorington and Mses. Canaan and Vanderhider each qualify as an “audit committee financial expert.” The designation as an audit committee financial expert does not impose upon such designees any duties, obligations, or liabilities that are greater than those of any other member of the Audit Committee and the Board.

Corporate Governance Committee	Meetings Held in 2020: 6
MEMBERS ■ Janet L. Carrig ■ Lydia I. Beebe ■ Lee M. Canaan ■ John F. McCartney ■ James T. McManus II

PRIMARY RESPONSIBILITIES
The Corporate Governance Committee:
■
establishes and recommends to the Board the requisite skills and characteristics of individuals qualified to serve as members of the Board;

■
identifies individuals qualified to become Board members and recommends director-nominees for each annual meeting of shareholders;

■
develops and recommends to the Board a set of Corporate Governance Guidelines;

■
recommends membership for each committee of the Board, including committee chairs;

■
recommends an appropriate compensation structure for the directors, including administration of equity plans for directors;

■
addresses conflicts of interest, related person transactions, and independence; and

■
makes other recommendations to the Board regarding the governance of EQT.

INDEPENDENCE AND QUALIFICATIONS
Each member of the Corporate Governance Committee is:
(i)
independent under the Corporate Governance Guidelines and the applicable NYSE listing standards; and

(ii)
a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

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Corporate Governance and Board Matters

Management Development and Compensation Committee	Meetings Held in 2020: 7
MEMBERS ■ Hallie A. Vanderhider ■ Lydia I. Beebe ■ Kathryn J. Jackson, Ph.D. ■ James T. McManus II ■ Anita M. Powers

PRIMARY RESPONSIBILITIES
The Management Development and Compensation Committee (the “Compensation Committee”):
■
reviews and approves the performance and compensation of our executive officers;

■
reviews and approves all compensation plans, including employment and severance agreements for our executive officers;

■
identifies and approves goals and objectives relevant to our CEO’s compensation and annually reviews the CEO’s performance against such goals and objectives;

■
oversees and, where required by law, administers benefit plans, incentive-based compensation plans, and other equity-based plans; and

■
reviews the Company’s succession plan for all executive officers.

The Compensation Committee has the sole authority to retain and terminate one or more compensation consultants, independent legal counsel, or other advisors. It may also obtain advice and assistance from internal legal, accounting, human resources, and other advisors. Pursuant to its charter, the Compensation Committee has the power to form and delegate authority to subcommittees and to delegate authority to one or more members of the Compensation Committee or to individuals and committees consisting of employees of the Company.
INDEPENDENCE AND QUALIFICATIONS
Each member of the Compensation Committee is:
(i)
independent under the Corporate Governance Guidelines and the applicable NYSE listing standards (including the enhanced independence standards for compensation committee members under the NYSE listing standards); and

(ii)
a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

Public Policy and Corporate Responsibility Committee	Meetings Held in 2020: 5
MEMBERS ■ Kathryn J. Jackson, Ph.D. ■ Philip G. Behrman, Ph.D. ■ Janet L. Carrig ■ John F. McCartney ■ Daniel J. Rice IV

PRIMARY RESPONSIBILITIES
The Public Policy and Corporate Responsibility Committee reviews and provides guidance and perspective to management and the Board regarding the Company’s approach, programs, policies, and practices relating to matters of public policy, corporate responsibility, and sustainability.

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Corporate Governance and Board Matters

Board Leadership Structure

We separate the roles of Board Chair and CEO and require that our Board be led by an independent Board Chair to aid in the Board’s oversight of management. This policy is embodied in our published Corporate Governance Guidelines. The Board believes there are advantages to having an independent Board Chair, including facilitating relations between the Board, the CEO, and other senior management, assisting the Board in reaching consensus on particular strategies and policies, fostering robust evaluation processes, and supporting the efficient allocation of oversight responsibilities between the independent directors and management.
Pursuant to the Company’s Corporate Governance Guidelines, the independent Board Chair has the following general and specific responsibilities:
■
presides at all meetings of the Board and the independent directors and shareholder meetings, including the annual meeting of shareholders

■
manages the Board to ensure it operates effectively and encourages active engagement by all the members of the Board

■
communicates the overall viewpoints and feedback of the Board to the CEO in a manner that respects the confidentiality of individual director viewpoints and feedback, and promotes effective relationships and open communication between individual non-executive directors and the CEO

■
determines, with the CEO and taking full account of the issues and concerns of all directors, the agenda for meetings of the Board and ensures that there is sufficient time for decision-making by the Board

■
ensures members of the Board receive accurate, timely, and clear information, in particular about the Company’s performance, to enable the Board to make sound decisions and provide effective oversight and advice to promote the success of the Company

■
monitors effective implementation of the Board’s decisions

■
consults with the Corporate Governance Committee and the CEO to set the annual calendar of topics to be covered at Board meetings, and reviews meeting agendas

■
provides input to the Compensation Committee in connection with the evaluation of the CEO’s performance

■
ensures the performance of each director, the Board, and each of the Board committees is evaluated at least annually

■
serves as the designated director to speak with major shareholders (when requested) to ensure the Board develops an understanding of shareholder views and receives on the Board’s behalf communications from interested parties

■
serves an increased role in crisis management, as appropriate

■
establishes and maintains a close relationship of trust with the CEO by providing support and advice while respecting executive responsibility and leadership

The independent Board Chair’s term is one year, but an individual may serve multiple consecutive terms upon recommendation of the Corporate Governance Committee and approval of the Board.
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Corporate Governance and Board Matters

Board’s Role in Risk Oversight

Enterprise Risk Management

The Company primarily manages enterprise risk through an Enterprise Risk Committee, which is chaired by our General Counsel and includes each of our executive officers, plus an additional representative from the legal department.
The Enterprise Risk Committee meets periodically throughout the year to review, prioritize, and address major risk exposures and to consider new or emerging risks. The results of the risk assessment are reported annually to the Board.
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Corporate Governance and Board Matters

Director Nominations

General Process for Director Nominations
The Corporate Governance Committee identifies and recommends to the Board the requisite skills and characteristics of individuals qualified to serve as members of the Board and recommends to the Board the director nominees for each annual meeting of shareholders. The Corporate Governance Committee typically considers new nominees for the Board following the resignation or retirement of a director or to fill a skill or expertise need identified by the Board. The Corporate Governance Committee has historically used third-party search firms to assist in identifying potential director candidates.
The Corporate Governance Committee will consider submissions from shareholders in making its recommendation. Any shareholder desiring to recommend an individual to serve as a director of the Company should submit the following information to the Corporate Governance Committee Chair, in care of the Corporate Secretary, no earlier than the close of business on the 120th day and no later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting:
■
The information required by Sections 1.09 and 1.10 of the Company’s Bylaws (a copy of which will be provided to any shareholder upon written request to the Corporate Secretary), including, but not limited to (collectively, the “Requisite Information”):

(i)
the proposing person’s notice;

(ii)
the nominee’s written questionnaire with respect to the background and qualifications of such nominee and the background of any other person or entity on whose behalf the nomination is being made;

(iii)
a written representation and agreement of the nominee in the form provided by the Corporate Secretary; and

(iv)
the nominee’s executed irrevocable conditional resignation letter.

■
The Company may require the shareholder to provide such further information as it may reasonably request

Additionally, as set forth in Section 1.11 of the Company’s Bylaws, a shareholder, or group of 20 or fewer shareholders, in each case owning an aggregate of at least 3% of the voting power entitled to vote in the election of directors continuously for at least three years as of both the date the notice is received by the Company and the record date for the annual meeting, may nominate and include in EQT’s proxy statement director nominees constituting the greater of  (i) two and (ii) 20% of the Board, provided that such nominations are submitted in writing and received by EQT’s Corporate Secretary not earlier than the close of business on the 150th day and not later than the close of business on the 120th day prior to the one-year anniversary of the date that the Company mailed its proxy statement for the preceding year’s annual meeting of shareholders and include the following:
■
The information required by Sections 1.09 and 1.10 of the Company’s Bylaws (a copy of which will be provided to any shareholder upon written request to the Corporate Secretary), including, but not limited to the Requisite Information.

■
The information required by Section 1.11 of the Company’s Bylaws, including, but not limited to:

(i)
all other questionnaires required of the Company’s directors; and

(ii)
such additional information as is necessary to permit the Board to determine that the director nominee is independent and that his or her service as a member of the Board would not violate any applicable law, rule or regulation, or the NYSE listing standards.

The Corporate Governance Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Accordingly, all potential director nominees, including
EQT CORPORATION 2021 PROXY STATEMENT | 23

Corporate Governance and Board Matters

shareholder nominees, are assessed using the guidelines outlined below. Possible nominees satisfying the guidelines are then further evaluated to identify, in the judgment of the Corporate Governance Committee, the best match for the Board. The Corporate Governance Committee retains the right to modify the guidelines, including the criteria for evaluating the qualifications of potential nominees, from time to time.
Individual Qualifications
■
Possesses integrity, competence, insight, creativity, and dedication together with the ability to work with colleagues while challenging one another to achieve superior performance

■
Has attained a prominent position in his or her field of endeavor

■
Possesses broad business experience

■
Has the ability to exercise sound business judgment

■
Is able to draw on his or her past experience relative to significant issues facing the Company

■
Has experience in the Company’s industry or in another industry or endeavor with practical application to the Company’s needs

■
Has sufficient time and dedication for preparation and participation in Board and committee deliberations

■
Has no conflict of interest

■
Meets such standards of independence and financial knowledge as may be required or desired

■
Possesses attributes deemed to be appropriate given the then current needs of the Board

Composition of the Board as a Whole	■ A diversity of background, perspective, and skills related to our business ■ A diversity of underrepresented minorities, gender, and age
Consideration of Diversity
Consistent with our core values, our Board appreciates the value of diversity. The Board believes diversity affords the opportunity for a variety of points of view, improving the quality of dialogue, contributing to a more effective decision-making process, and enhancing overall culture in the boardroom.
Our Board currently benefits from significant gender diversity, with 50% of our Board composed of female directors. Additionally, our female directors serve in key Board leadership roles, chairing our Board and three of our four standing Board committees.
Our Board also recognizes the importance of racial and ethnic diversity and the potential benefits afforded by such enhanced diversity. While we do not have a formal policy addressing diversity, our
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Board is committed to the goal of improving racial and ethnic diversity on public company boards. Our Board has undergone significant refreshment in the past two years, with eight of our twelve directors being newly elected in July 2019. As our Board evolves, racial and ethnic diversity will be an important factor considered in assessing the Board’s overall mix of skills, experience, background, and characteristics. We recognize the importance of diversity to our stakeholders and welcome continued dialogue with our investors on this topic.
Contacting the Board

You may communicate directly with the Board (and with independent directors, individually or as a group) by sending an email to:	independentchair@eqt.com
The Corporate Secretary or an appropriate individual on his staff will receive the communications and promptly deliver the communications to the appropriate director or directors, unless the communications are junk mail or mass mailings.

You may also write to the independent Board Chair, the entire Board, any Board committee, or any individual director by addressing such communication to the applicable director or directors, in care of the Corporate Secretary:
EQT Corporation c/o Corporate Secretary 625 Liberty Avenue Suite 1700 Pittsburgh, Pennsylvania 15222
Governance Principles

Our Board and senior leadership team believe that strong and effective corporate governance is essential to our overall success. Our Board reviews our major governance policies, practices, and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes, and recognized best practices. The foundation of our corporate governance program is providing transparent disclosure to all stakeholders on an ongoing and consistent basis, with a focus on delivering long-term shareholder value. The following chart provides an overview of our corporate governance structure and processes, including key aspects of our Board operations.
Governance Principle		EQT’s Practice
1	Accountability to shareholders	■ All directors are elected annually, which reinforces our Board’s accountability to shareholders ■ Eligible shareholders may include their director nominees in our proxy materials
2	Proportionate and appropriate shareholder voting rights	■ EQT has one class of voting stock ■ We believe in a “one share, one vote” standard ■ We do not have a “poison pill”
3	Regular and proactive shareholder engagement
■
Our investor relations team maintains an active, ongoing dialogue with investors and portfolio managers year-round on matters of business performance and results

■
Our management team engages on governance, our strategic framework, compensation, human capital management, and sustainability matters with our largest shareholders’ governance teams

■
Our directors are available to participate in shareholder engagement when it is helpful or requested

4	Independent Board leadership structure	■ The Board considers the appropriateness of its leadership structure annually and discloses in the proxy statement why it believes the current structure is appropriate
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Governance Principle		EQT’s Practice

■
All members of the Audit Committee, Compensation Committee, and Corporate Governance Committee are independent of the Company and its management

■
In February 2020, the Board amended and restated the Company’s Corporate Governance Guidelines to require an independent Board Chair

5	Effective Board policies and practices
■
Our Corporate Governance Guidelines require a majority of our directors to be independent (currently, 10 of the 12 director nominees are independent of the Company and its management)

■
Our Board is composed of accomplished professionals with deep experiences, skills, and knowledge relevant to our business, resulting in a high-functioning and engaged Board (a matrix of relevant skills is presented in our “2021 Proxy Statement Summary” above)

■
The Board seeks to achieve diversity among its members (see “Director Nominations―Consideration of Diversity” above)

■
Each standing committee has a charter that is publicly available on the Company’s website and that meets applicable legal requirements and reflects good corporate governance

■
The Company has a Code of Business Conduct and Ethics applicable to all employees and directors of the Company

■
The Corporate Governance Committee reviews the Company’s governance policies and practices annually and makes recommendations to the Board regarding such policies

■
The Board and each of the key committees engage in annual self-assessments

■
All directors attended in excess of 75% of the combined total of Board and applicable committee meetings in 2020

■
The Board’s independent directors meet regularly in executive session, with the independent Board Chair presiding over all such executive sessions

■
The Board and each of the key committees engage in annual self-assessments, which involve, among other matters, reviews of individual director performance

■
The Company’s directors are encouraged to participate in continuing educational programs relating to corporate governance and business-related issues, and the Company provides funding for these activities

6	Management incentives that are aligned with the long-term strategy of the Company
■
We require robust stock ownership for directors (five times annual cash retainer), President and CEO (eight times base salary), and other NEOs (three times base salary)

■
EQT’s executive compensation received 98.3% shareholder support in 2020, which is markedly improved from the approximately 72% of shareholder support for “Say-on-Pay” in 2019

■
The Compensation Committee annually reviews and approves incentive program design, goals, and objectives for alignment with compensation and business strategies

■
Our compensation philosophy and practices are focused on using management incentive compensation programs to achieve the Company’s short- and long-term goals and creating long-term shareholder value

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The Company maintains a corporate governance page on its website that includes key information about its corporate governance practices, including:
■
A copy of the charter of each standing committee of the Board

■
Our Corporate Governance Guidelines

■
Our Code of Business Conduct and Ethics

The corporate governance page can be found at ir.eqt.com/investor-relations/governance
The Company will provide copies of its Corporate Governance Guidelines, Code of Business Conduct and Ethics, and any of the Board committee charters to any shareholder upon request to the Corporate Secretary.
Director Independence

Pursuant to our Corporate Governance Guidelines, a majority of our directors must be independent. For a director to be considered an “independent director,” the Board must annually determine that he or she has no material relationship (other than his or her service as a director) with the Company (either directly or as a partner, shareholder, or officer of an organization that has a material relationship with the Company). To assist it in determining director independence, the Board established guidelines, which are included in our Corporate Governance Guidelines and conform to the independence requirements under the NYSE listing standards.
The Board considers all relevant facts and circumstances in making an independence determination. The Board has determined certain relationships to be categorically immaterial, provided that the director otherwise meets the mandatory independence standards under the NYSE listing standards, as specified in Section 7 of the Company’s Corporate Governance Guidelines.
Based on the independence standards set forth in the Company’s Corporate Governance Guidelines, the Board has determined that all of the Company’s directors other than Mr. Toby Z. Rice (who is an executive officer of the Company) and Mr. Daniel J. Rice IV (who is an immediate family member (brother) of Mr. Toby Z. Rice) have met such standards and are independent of the Company and its management.
Director ownership of Company stock is encouraged and is not in itself a basis for determining that a director is not independent, provided that such ownership may preclude participation on the Audit Committee if its magnitude is sufficient to make the director an “affiliated person” of the Company, as described in the Audit Committee charter. See “Equity-Based Compensation” under the caption “Directors’ Compensation” below for a description of the equity ownership guidelines for directors.
During the preceding three fiscal years, the Company made no contributions to any tax-exempt organization of which any independent director of the Company is an executive officer.
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Related Person Transactions

Review, Approval, or Ratification of Transactions with Related Persons
Under the Company’s Related Person Transaction Approval Policy (the “Related Person Transaction Policy”), management, with the assistance of EQT’s Legal Department, is responsible for determining whether a transaction between the Company and a Related Person (as defined below) constitutes a Related Person Transaction (as defined below). This determination is based on a review of all facts and circumstances regarding the transaction, as well as information provided in the annual director and executive officer questionnaires. Upon determination that a transaction is a Related Person Transaction that has not been approved by the full Board, the material facts regarding the transaction are reported to the Corporate Governance Committee for its review. The Corporate Governance Committee then determines whether to approve, ratify, revise, reject, or take other action with respect to the Related Person Transaction.
Under the Related Person Transaction Policy, a “Related Person Transaction” is generally a transaction in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a Related Person has a direct or indirect material interest. A “Related Person” is generally any person who is a director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member (as defined by the SEC) of any of the foregoing persons.
Under the Related Person Transaction Policy, the following transactions are deemed to be automatically pre-approved and do not need to be brought to the Corporate Governance Committee for approval:
(i)
transactions involving employment of an executive officer by the Company, as long as the executive officer is not an immediate family member of another executive officer or director of the Company and the compensation paid to the executive officer was approved by the Compensation Committee;

(ii)
transactions involving compensation and benefits paid to a director for service as a director of the Company;

(iii)
transactions on competitive business terms with another company in which the only relationship of a director or immediate family member of a director is as an employee or executive officer, a director, or a beneficial owner of less than 10% of that company’s shares, provided that the amount involved does not exceed the greater of  $1,000,000 or 2% of the other company’s consolidated gross revenue;

(iv)
transactions where the interest of the Related Person arises solely from the ownership of a class of equity securities of the company, and all holders of that class of equity securities receive the same benefit on a pro rata basis;

(v)
transactions where the rates or charges involved are determined by competitive bids;

(vi)
transactions involving the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental regulation;

(vii)
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and

(viii)
charitable contributions, grants, or endowments by the Company or the Company’s charitable foundation to a charitable or non-profit organization, foundation, or university in which a Related Person’s only relationship is as an employee or a director or trustee, if the aggregate amount involved does not exceed the greater of  $1,000,000 or 2% of the recipient’s consolidated gross revenue.

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The Related Person Transaction Policy does not limit or affect the application of the Company’s Code of Business Conduct and Ethics and related policies, which require directors and executive officers to avoid engaging in any activity or relationship that may interfere, or have the appearance of interfering, with the performance of the directors’ or executive officers’ duties to the Company. Such policies require all directors and executive officers to report and fully disclose the nature of any proposed conduct or transaction that involves, or could involve, a conflict of interest and to obtain approval before any action is undertaken.
Governance Policy for the Management of Potential Conflicts of Interest Involving the Rice Investment Group
Background
Messrs. Toby Z. Rice, J. Kyle Derham, and Daniel J. Rice IV are each a partner in Rice Investment Group L.P. (“RIG”), a multi-strategy fund founded in January 2018 that invests in all verticals of the oil and natural gas sector.
In the months prior to the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”), Messrs. Toby Z. Rice and J. Kyle Derham were members of the “Rice Team,” an activist campaign that sought to transform the Company, in part, through management change, including electing Mr. Toby Z. Rice President and CEO. During this campaign, the positions of Messrs. Toby Z. Rice, J. Kyle Derham, and Daniel J. Rice IV as partners in RIG were disclosed and highlighted as a potential source of conflicts by then-incumbent management. At the 2019 Annual Meeting, the Rice Team received the approval of over 80% of the Company’s shareholders, with Messrs. Toby Z. Rice and Daniel J. Rice IV being elected to the Board and, immediately following the 2019 Annual Meeting, Mr. Toby Z. Rice was named President and CEO.
On July 10, 2019, representatives of RIG reached out to portfolio companies in which RIG held an investment interest and requested that, as a result of the appointment of Mr. Toby Z. Rice as President and CEO of the Company, they voluntarily effect a moratorium on soliciting business with the Company and its subsidiaries until such time as Board-approved governance procedures were developed and implemented. Furthermore, Mr. Toby Z. Rice resigned from all director positions of RIG portfolio companies and relinquished his position on the RIG investment committee.
Given Mr. Toby Rice’s position as a beneficiary of the Rice Energy 2016 Irrevocable Trust, a New Hampshire trust for the benefit of the children and descendants of Daniel J. Rice III and his wife, Kathleen L. Peto (the “Rice Trust”), and the Rice Trust’s limited partner interest in RIG, any transactions between a business in which RIG holds an investment interest or any subsidiaries of such business (a “RIG Portfolio Company”), on the one hand, and the Company or any of its subsidiaries, on the other hand, with a value in excess of  $120,000 may trigger disclosure obligations as related party transactions under the Company’s Related Person Transaction Policy and applicable SEC regulations.
RIG Governance Policy
Consistent with the requirements of our Related Person Transaction Policy and the Company’s Code of Business Conduct and Ethics, and at the direction of the Corporate Governance Committee, we developed, and the Corporate Governance Committee reviewed and approved, the Governance Policy for the Management of Potential Conflicts of Interest Involving the Rice Investment Group (the “RIG Governance Policy”). The purpose of the RIG Governance Policy is to establish appropriate corporate governance procedures designed to ensure potential conflicts of interest that may arise from time to time by virtue of the business activities of RIG are properly and timely disclosed to the Corporate Governance Committee and, when appropriate, submitted to the Corporate Governance Committee for review and possible approval.
The RIG Governance Policy describes various circumstances in which potential conflicts of interest may arise from time to time in respect of directors, executive officers, employees, and consultants who are partners in RIG (such persons, “RIG Related Persons”) and establishes specific processes and
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procedures with which all directors, officers, employees, and consultants of the Company must comply. The requirements of this policy are intended to be consistent with the requirements of, and to support compliance with, the existing Related Person Transaction Policy and Code of Business Conduct and Ethics.
The RIG Governance Policy implements specific requirements and processes to be followed when we become aware of a potential business relationship proposed to be entered into between the Company or any of its subsidiaries, on the one hand, and a RIG Portfolio Company, on the other hand. The RIG Governance Policy implements procedures designed to promptly identify potential business transactions with RIG Portfolio Companies for escalation to the Corporate Governance Committee, regardless of the dollar amount involved, and implements a periodic review and certification process designed to support compliance with the policy.
In the event we become aware of a business transaction involving the Company or its subsidiaries, on the one hand, and a RIG Portfolio Company, on the other hand, that was not pre-approved in accordance with the RIG Governance Policy (whether through the periodic review and certification process or otherwise), the transaction shall be promptly brought to the attention of the Corporate Governance Committee for review and consideration pursuant to Section 5 of the Related Person Transaction Policy irrespective of the dollar amount involved (i.e., even if less than the $120,000 threshold stated in the Related Person Transaction Policy). Consistent with the Related Person Transaction Policy, the Corporate Governance Committee shall consider all of the relevant facts and circumstances respecting such transaction, and shall evaluate all options available to the Company, including ratification, revision, or termination of such transaction, and shall take such course of action as the Corporate Governance Committee deems appropriate under the circumstances.
The RIG Governance Policy similarly sets forth procedures supporting the review by the Corporate Governance Committee of pre-existing transactions between the Company or its subsidiaries and a potential new RIG Portfolio Company in which RIG may be seeking to make an investment.
The policy prohibits Mr. Toby Z. Rice from serving (i) on the RIG investment committee and (ii) as a member of the board of directors/board of managers of any RIG Portfolio Company, in each case until such time as he ceases to serve as an executive officer of the Company.
Consistent with the requirements of the Company’s Code of Business Conduct and Ethics, the RIG Governance Policy also expressly prohibits the RIG Related Persons from holding an interest, whether directly or indirectly through their interest in RIG, in a business that is in competition with the Company, as defined under the RIG Governance Policy. The Corporate Governance Committee regularly reviews the business descriptions of each RIG Portfolio Company, as well as the description of the Company’s business as set forth for purposes of the RIG Governance Policy, to ensure compliance with this requirement.
Transactions with Related Persons
Based on information provided by the Company’s directors and executive officers and assessments by the Company’s management, the Corporate Governance Committee determined that there were no Related Person Transactions in 2020 requiring disclosure in this proxy statement, other than those disclosed below.
Aileen Rice, spouse of Toby Z. Rice, President and CEO of the Company, and sister-in-law of Daniel J. Rice IV, a director of the Company, served as a consultant for the Company during 2020, reporting to the Director of Evolution. In her role as a consultant during 2020, Ms. Rice leveraged her prior leadership experience and expertise gained while leading land activities at Rice Energy Inc. to provide consulting services to EQT that included modernizing the approach of the Land Department and assessing Land Department personnel. During the fiscal year ended December 31, 2020, the Company paid Ms. Rice aggregate consideration for such services rendered in the amount of approximately $177,000. The term of Ms. Rice’s consulting agreement ended on December 31, 2020, and Ms. Rice is no longer providing consulting services to the Company.
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Derek Rice, brother of each of Toby Z. Rice, President and CEO of the Company, and Daniel J. Rice IV, a director of the Company, served as a consultant for the Company from July 10, 2019 through December 10, 2019, reporting to the Director of Evolution. In his role as a consultant during 2019, Mr. Derek Rice, who previously served as executive vice president of geology at Rice Energy Inc., served as a member of the Company’s Evolution Committee and leveraged his significant geology expertise to provide financial, management, and strategic consulting services to the Company. While no amount was paid to Mr. Derek Rice during 2019, in January 2020, the Company paid Mr. Derek Rice aggregate consideration for these services performed during 2019 in the amount of approximately $211,000, pursuant to the terms of his consulting arrangement with the Company.
Certain immediate family members of Todd M. James, the Company’s Chief Accounting Officer, are party to previously existing leases with the Company for natural gas exploration and production. During 2020, pursuant to the terms of these previously existing leases, the Company made royalty payments to these individuals in the aggregate amount of approximately $201,000.
In mid-2020, EQT’s Completions Department identified Cold Bore Technology Inc. (“Cold Bore”) as a candidate for a vendor product trial of its Smart Pad product. RIG holds an approximately 10% equity ownership interest in Cold Bore and a convertible note which, if converted into equity, would increase RIG’s equity ownership interest in Cold Bore to approximately 20%. As required by the RIG Governance Policy, in March 2020, the Company’s Vice President of Completions met with the Company’s Chief Financial Officer and representatives from the Company’s legal, compliance, and operating services departments to review and assess potential benefits to the Company of exploring the proposed product trial. After considering the potential benefits to the Company, this group determined that the opportunity to pursue the proposed product trial with Cold Bore should be presented to the Corporate Governance Committee.
Accordingly, in April 2020, the Corporate Governance Committee reviewed and considered the proposed business opportunity with Cold Bore, taking into consideration the various factors specified in the Company’s Related Person Transactions Policy, including the potential benefits to the Company of the transaction, the proposed terms of the transaction, and the terms available to unaffiliated third parties generally, and was informed of and considered RIG’s interest in Cold Bore, and determined that it was in the best interest of the Company and its shareholders to approve the Company’s engagement of Cold Bore for the product trial. Following this review and approval by the Corporate Governance Committee, the Company entered into an agreement with Cold Bore for the product trial. During 2020, the Company paid Cold Bore consideration under the product trial engagement in the aggregate amount of approximately $984,000.
During 2020, the Company had various relationships with JPMorgan Chase & Co. (together with its affiliates, “JPMorgan”), which holds greater than 5% of the Company’s outstanding stock as of December 31, 2020. Under these relationships, JPMorgan provided agent services and credit in connection with the Company’s revolving credit facility, underwriting services supporting the Company’s 2020 offerings of its equity securities, debt securities, and convertible notes, and engaged in commercial trades with the Company in the ordinary course as part of the Company’s hedging program. For all of these services provided to the Company by JPMorgan, we paid approximately $8.8 million in fees and expenses to JPMorgan for the year ended December 31, 2020, and the rates in each case, to our knowledge, were comparable to those of non-affiliated customers.
Consistent with the requirements of the Related Person Transaction Approval Policy, the foregoing transactions were reviewed and ratified by the Corporate Governance Committee.
Directors’ Compensation

Compensation of directors is annually reviewed by the Corporate Governance Committee and approved by the Board. No compensation is paid to employee directors for their service as directors.
During 2020, Meridian Compensation Partners, LLC (“Meridian”) provided market data and counsel regarding executive officer compensation programs and practices and performed benchmarking services for the Corporate Governance Committee related to director compensation for the Board. The
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Corporate Governance Committee decided to maintain compensation for non-employee directors at the same level as in 2019. Accordingly, there were no changes to non-employee director compensation in 2020, other than certain changes to the structure of equity-based awards to directors for 2020, which are described below.
Cash Compensation
The structure of the 2020 fees is set forth below. All fees are paid on a quarterly basis.
Annual Cash Retainer (Paid on a Quarterly Basis)
Independent Director Compensation	2020 ($)
Board member	80,000
Independent Board Chair(1)	100,000
Committee Chairs
Audit Committee	25,000
All other committees	15,000
Committee member (excluding Chair)
Audit Committee member	10,000
All other committees(2)	5,000

(1)
Independent Board Chair retainer is in addition to the cash retainer paid for service as a Board member.

(2)
During 2020, the Board had three special committees: the Special Financing Transactions Committee; theSpecial Hedge Transactions Committee; and the Special Litigation Committee. Non-employee directors serving on these special committees were paid an additional annual retainer fee of  $5,000, per special committee.

In October 2020, the Corporate Governance Committee, with support from Meridian, conducted an annual review of the total compensation for non-employee directors. Specifically, retainer fees, chair premiums, stock-based long-term incentives, and director matching gift benefits were evaluated using, as the competitive benchmark, levels of total compensation paid to directors of the same peer group of companies that comprise the Company’s compensation peer group (see the section captioned “Benchmarking” within the Compensation Discussion and Analysis (“CD&A”) below), together with general industry market statistics from Meridian’s internal database of companies with revenues between $3 billion and $6 billion as an additional reference point. Based on this review, the Corporate Governance Committee determined not to make any changes to non-employee director cash compensation for 2021, other than to increase the independent chair retainer amount from $100,000 per year to $125,000 per year, which change will be in effect immediately following the 2021 Annual Meeting.
Equity-Based Compensation
Equity-Based Compensation	2020 ($)
Restricted Stock Unit Award	185,000

For 2020, the Corporate Governance Committee approved an annual grant of restricted stock units (“RSUs”) to each non-employee director in the amount of  $185,000.
In 2020, the Company transitioned to an annual meeting-based grant cycle. Accordingly, beginning with the 2020 Annual Meeting, annual equity grants to non-employee directors will be made in connection with his or her election at the annual meeting of shareholders. To facilitate the transition to this annual meeting-based grant cycle, for 2020, an interim grant was made on January 1, 2020 (the “2020 Interim Grant”). The 2020 Interim Grant represented a portion of the $185,000 annual grant, pro-rated for the period between January 1, 2020 and May 1, 2020. The 2020 Interim Grant had a grant date fair value of  $61,258 and vested on May 1, 2020.
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On May 1, 2020, each non-employee director received a 2020 RSU grant in the amount of  $185,000 (the “2020 Grant”). The number of RSUs granted on May 1, 2020 was determined by dividing the $185,000 annual grant amount by the closing price of the Company’s stock on April 30, 2020 ($14.59) and rounding up to the nearest ten shares, which resulted in a grant of 12,680 RSUs. The 2020 Grant will vest upon the occurrence of the 2021 Annual Meeting and is subject to forfeiture in the event a director voluntarily ceases to serve on the Board prior to that date. Each RSU is equal in value to one share of Company common stock. RSUs do not have voting rights. Any dividends paid on shares of the Company’s common stock are credited quarterly in the form of additional RSUs. Non-employee directors may elect to defer payment of their RSUs under the Company’s director deferred compensation plan (as discussed below). Non-employee directors appointed to the Board mid-year generally receive an equity grant upon joining the Board equal to the pro rata amount of the then-applicable annual grant. For Board service during 2021, upon election at the 2021 Annual Meeting, each non-employee director will receive an RSU grant in the amount of  $200,000, on terms consistent with those described above.
Equity Ownership Guidelines for Directors
Position	Equity Ownership Requirement		Compliance Period
Non-employee directors	• • • • •	5x annual cash retainer	5 years from joining the board
The non-employee directors are subject to equity ownership guidelines, which require them to hold shares (or share equivalents, including deferred stock units and RSUs) with a value equal to five times the annual cash retainer. Under the guidelines, directors have up to five years from joining the Board to satisfy the ownership guidelines. Each of the Company’s non-employee directors has satisfied the Company’s equity ownership guidelines or is on track to satisfy the guidelines within the five-year ramp-up period.
Director Deferred Compensation
The Company has deferred compensation plans for non-employee directors. Prior to January 1, 2020, stock units awarded to non-employee directors were automatically deferred under the 2005 Directors’ Deferred Compensation Plan.
For equity grants made on and after January 1, 2020, non-employee directors may elect (but are not required) to defer distribution of shares upon vesting of their RSUs under the 2005 Directors’ Deferred Compensation Plan. Non-employee directors may also elect to defer up to 100% of their annual retainers and fees into the 2005 Directors’ Deferred Compensation Plan and receive an investment return on the deferred funds as if the funds were invested in Company common stock or permitted mutual funds.
Prior to the deferral, plan participants must irrevocably elect to receive the deferred funds either in a lump sum or in equal annual installments. Deferred funds for which directors have elected to receive an investment return as if the funds were invested in Company common stock are distributed in shares of common stock. Distributions of deferred stock units and/or fees are made or, if applicable, commence following termination of service as a director. The directors’ deferred compensation accounts are unsecured obligations of the Company. Ms. Carrig and Mr. D. Rice each deferred fees under the 2005 Directors’ Deferred Compensation Plan in 2020.
Other
■
All directors are eligible to participate in the Matching Gifts Program of the EQT Foundation. Under this program, the EQT Foundation will match gifts of at least $100 made by a director to eligible charities, up to an aggregate total of  $10,000 per director in any calendar year.

■
The Company reimburses directors for reasonable and customary travel and related expenses in connection with attending Board and committee meetings and related business activities.

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■
The Company also provides non-employee directors with $20,000 of life insurance and $100,000 of travel accident insurance while traveling on business for the Company.

■
The non-employee directors may use a de minimis number of tickets purchased by the Company to attend sporting or other events when such tickets are not otherwise being used for business purposes. The use of such tickets does not result in any incremental costs to the Company.

The table below shows the total 2020 compensation of the Company’s non-employee directors:
2020 Directors’ Compensation Table
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Ms. Beebe	165,082	246,259	10,051	421,392
Dr. Behrman	91,676	246,259	4,404	342,339
Ms. Canaan	110,000	246,259	51	356,310
Ms. Carrig	101,676	246,259	10,051	357,986
Dr. Jackson	100,000	246,259	3,551	349,810
Mr. McCartney	123,242	246,259	51	369,552
Mr. McManus	96,662	246,259	10,051	352,972
Ms. Powers	96,676	246,259	51	342,986
Mr. D. Rice	90,000	246,259	51	336,310
Mr. Thorington	115,000	246,259	10,232	371,491
Ms. Vanderhider	105,000	246,259	10,051	361,310

(1)
Includes annual cash retainers and committee chair fees, some of which have been deferred at the election of the director.

(2)
As described above, in 2020, the Company transitioned to an annual meeting-based grant cycle, with annual director equity grants made upon a non-employee director’s election to the Board at the Company’s annual meeting of shareholders. To facilitate this transition, on January 1, 2020, each non-employee director was granted 5,620 RSUs, representing a pro rata portion of the Company’s 2020 annual equity award for the period of January 1, 2020 through May 1, 2020. Following the 2020 Annual Meeting, on May 1, 2020, each non-employee director was granted 12,680 RSUs, which grant is for service on the Board through the 2021 Annual Meeting. The amounts in this column reflect (i) a grant date fair value of the January 1 grant of  $61,258, which was determined by multiplying the shares granted by $10.90 per share, the closing stock price on December 31, 2019, and (ii) a grant date fair value of the May 1 grant of  $185,001, which was determined by multiplying the shares granted by $14.59 per share, the closing stock price on April 30, 2020. These award grant date fair values have been determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 using the assumptions described in Note 13 to EQT’s Consolidated Financial Statements, which is included in our 2020 Annual Report.

As of December 31, 2020, each non-employee director owned 12,680 unvested RSUs. Additionally, the aggregate number of previously awarded deferred stock units, including accrued dividends thereon, outstanding and held at December 31, 2020 was:

Ms. Beebe	11,282	Mr. McManus	5,634
Dr. Behrman	38,701	Ms. Powers	11,388
Ms. Canaan	11,282	Mr. D. Rice	32,613
Ms. Carrig	11,282	Mr. Thorington	26,585
Dr. Jackson	11,282	Ms. Vanderhider	11,282
Mr. McCartney	14,042

(3)
This column reflects:

(i)
dividends accrued on deferred stock units to be settled in cash;

(ii)
annual premiums paid for life insurance and travel accident insurance policies of  $51 per director; and

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Corporate Governance and Board Matters

(iii)
the following matching gifts made to qualifying organizations under the EQT Foundation’s Matching Gifts Program:

Ms. Beebe	10,000	Mr. McManus	10,000
Dr. Behrman	4,000	Ms. Powers	―
Ms. Canaan	―	Mr. D. Rice	―
Ms. Carrig	10,000	Mr. Thorington	10,000
Dr. Jackson	3,500	Ms. Vanderhider	10,000
Mr. McCartney	―
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Executive Compensation

Proposal 2―Approval of a Non-Binding Resolution Regarding the Compensation of the Company’s Named Executive Officers for 2020 (Say-on-Pay)

As discussed in the CD&A below, the Company’s executive compensation program is designed to:
■
attract and retain the highest quality named executive officers;

■
directly link pay to Company performance; and

■
build value for the Company’s shareholders.

The Company’s program:
■
provides total compensation opportunities at levels that are competitive in its industry;

■
ties a significant portion of each named executive officer’s compensation to individual performance and achievement of the Company’s business objectives; and

■
closely aligns the interests of the Company’s named executive officers with the interests of shareholders.

In sum, the Company’s compensation is designed to reward named executive officers when the Company achieves strong results. The Company believes the 2020 compensation of its named executive officers is consistent with the strong financial and operational results achieved and the strategic actions taken by the Company.
This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of its named executive officers in accordance with Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the compensation philosophy, policies, and practices described in this proxy statement.
Accordingly, the Board invites you to review carefully the CD&A section and the tabular and other disclosures on compensation under the caption “Executive Compensation” below, and cast a vote to approve the compensation programs for the Company’s named executive officers through the following resolution:
“RESOLVED, that the shareholders approve the compensation of the Company’s named executive officers for 2020, as discussed and disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables, and any related material disclosed in this proxy statement.”
The Say-on-Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The Board and the Compensation Committee value the opinions of the Company’s shareholders and, to the extent any significant vote against the named executive officer compensation occurs, the Board will consider the shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. However, neither the Board nor the Compensation Committee will have any obligation to take such actions.
The advisory vote on executive compensation will occur every year until the next vote on the frequency of shareholder votes on executive compensation, which will occur at the Company’s 2023 annual meeting of shareholders.
The Board of Directors recommends a vote FOR approval of the compensation of the Company’s named executive officers for 2020.
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Executive Compensation Contents
This Executive Compensation portion of this proxy statement is organized into the following sections:
38	COMPENSATION DISCUSSION AND ANALYSIS
38	Compensation Program Summary
38	■ Compensation Philosophy Highlights
39	■ Our Named Executive Officers
39	■ Named Executive Officers for 2020
39	■ 2020 Business Highlights
40	■ 2020 Compensation Highlights
41	■ Consideration of Say-on-Pay and Feedback from Shareholder Engagement
42	■ Evolution of Executive Compensation for 2021
43	Compensation Philosophy
43	■ Overall Compensation Philosophy
44	■ Annual Incentive Compensation Philosophy
44	■ Long-Term Incentive Compensation Philosophy
45	The Compensation Process
45	■ Establishing Target Total Direct Compensation
45	■ Establishing and Administering the STIP and LTIP
45	■ Delegation of Grant Authority
45	■ Role of the Independent Compensation Consultant
46	■ Role of Senior Management
47	Determining Compensation
47	■ Elements of 2020 Compensation Program
48	■ Setting Target Total Direct Compensation for 2020
49	■ Benchmarking
51	2020 Compensation Decisions
51	■ 2020 Compensation Mix
51	■ 2020 Base Salary
51	■ 2020 Annual Incentives
54	■ 2020 Long-Term Incentive Awards
57	Other Compensation Components
57	■ Health and Welfare Benefits
57	■ Retirement Programs
57	■ Perquisites
57	■ Compensation Arrangements with Interim Chief Financial Officer
59	■ Executive Severance Plan
59	■ Excise Tax Provisions
60	■ Equity Ownership Guidelines
60	■ Clawback Policy
61	Compensation Committee Report
62	Compensation Policies and Practices and Risk Management
62	■ Risk Management Assessment
62	■ Prohibition on Hedging of EQT Securities
63	Compensation Tables
63	Summary Compensation Table
65	2020 Grants of Plan-Based Awards Table
66	Outstanding Equity Awards at Fiscal Year-End
67	Option Exercised and Stock Vested
67	Pension Benefits and Non-Qualified Deferred Compensation
67	Potential Payments Upon Termination of Change of Control
67	■ Payments Pursuant to Executive Severance Plan
69	■ Written Agreements with Other Named Executive Officers
70	■ Payments Pursuant to Company Plans
72	■ Payments Triggered upon Hypothetical Termination of Employment or Change of Control on December 31, 2020
76	Pay Ratio Disclosure

Note regarding non-GAAP supplemental financial measures
The CD&A contains references to the Company’s adjusted free cash flow, adjusted gross G&A expense, and other performance measures that have not been calculated in accordance with generally accepted accounting principles (“GAAP”), which are also referred to as non-GAAP supplemental financial measures. These non-GAAP supplemental financial measures are referenced in this CD&A as performance targets under the Company’s 2020 annual incentive plan. Attached as Appendix A to this proxy statement is a reconciliation of the Company’s adjusted free cash flow with the Company’s net cash provided by operating activities (the most directly comparable GAAP financial measure), the Company’s adjusted gross G&A expense with the Company’s selling, general, and administrative expense (the most directly comparable GAAP financial measures), as well as other important disclosures regarding non-GAAP financial measures, including how such measures are calculated from the Company’s audited financial statements.
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Executive Compensation

Compensation Discussion and Analysis

Compensation Program Summary
This CD&A explains the compensation philosophy and decisions that determined 2020 compensation for our named executive officers and discusses the Company’s compensation programs.
Compensation Philosophy Highlights
EQT’s core values are trust, teamwork, heart, and evolution. Its redesigned executive compensation program is intended to promote achievement consistent with these values.
As further described below, the Company believes that its executive compensation program:
1	2	3	4	5
Aligns with shareholder success	Embodies compensation methods that align our workforce with performance of the business	Is easy to administer	Embodies annual incentive metrics that are easy to measure and explain and within control of employees	Embodies a market-aligned long-term incentive program, based on metrics that represent keys to long-term valuation creation, and provides for broad employee ownership participation
A more detailed discussion of each aspect of EQT’s compensation philosophy, including how it drives compensation program design, is provided below under “Compensation Philosophy.”
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Our Named Executive Officers
Background
Following the 2019 Annual Meeting, with the Board’s support and as the Company’s new Chief Executive Officer, Mr. Toby Z. Rice established the new leadership team’s mission and vision—to realize the full potential of EQT to become the operator of choice for all stakeholders by evolving into a modern, connected, digitally enabled operator that has vision and purpose. To position the Company to execute on its new mission and vision, adding proven leaders was a key strategic priority in the second half of 2019. The addition of these proven leaders is foundational to the Company’s successful evolution.
■
In July 2019, the Company added key senior leaders, including William E. Jordan, Executive Vice President, General Counsel and Corporate Secretary; Lesley Evancho, Chief Human Resources Officer; and Richard A. Duran, Chief Information Officer.

■
In August 2019, the Board appointed J. Kyle Derham to serve in the role of Interim Chief Financial Officer while the Company searched for a permanent Chief Financial Officer.

■
In January 2020, the Board appointed David M. Khani as the Company’s permanent Chief Financial Officer.

Named Executive Officers for 2020
This CD&A describes the Company’s compensation programs and their components during 2020 for the following named executive officers:

TOBY Z. RICE	DAVID KHANI	WILLIAM E. JORDAN	RICHARD A. DURAN	LESLEY EVANCHO	J. KYLE DERHAM
President and Chief Executive Officer since July 10, 2019	Chief Financial Officer since January 3, 2020(1)	Executive Vice President and General Counsel since July 10, 2019	Chief Information Officer since July 22, 2019	Chief Human Resources Officer since July 22, 2019	Former Interim Chief Financial Officer through January 3, 2020(1)

(1)
Mr. Derham served as the Interim Chief Financial Officer from August 29, 2019 to January 3, 2020, on which date Mr. Khani was appointed Chief Financial Officer. Thereafter, Mr. Derham transitioned to serving as a consultant on financial and other matters.

2020 Business Highlights
Despite 2020 being a difficult year for the global economy, in large part due to the COVID-19 pandemic, EQT successfully executed on several strategic initiatives, which helped the Company continue to evolve as the operator of choice for all stakeholders.
The implementation of our digital work environment in 2019 positioned us well to respond and adapt to the evolving COVID-19 pandemic efficiently and effectively. We leveraged our digital work environment to enable our workforce to stay engaged and productive as the Company transitioned to a full work-from-home environment beginning in March 2020. Internal polling during the time showed that 99% of responding employees felt productive and connected, and 98% of respondents reported that they are as or more engaged working from home.
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Executive Compensation

Looking ahead, we anticipate that our proprietary digital work environment, combined with the size and contiguity of our asset base, uniquely positions us to execute on a multi-year inventory of combo-development projects in our core acreage position. We believe that combo-development projects are key to delivering sustainably low well costs and higher returns on invested capital, and our long-term transformation plan has been designed to create value by leveraging this strategic advantage, both operational and environmental, over our peers.
Financial	Operational	Strategic
Achieved 2020 sales volumes of 1,498 Bcfe(1), or average daily sales volumes of 4.1 Bcfe per day, and an average realized price of  $2.37 per Mcfe(2)

Reduced year-over-year capital expenditures by $694 million

Strengthened our balance sheet and financial positioning

Received credit ratings upgrades from Moody’s Investor Services (upgraded to Ba2 from Ba3 in February 2021) and S&P Global (upgraded to BB from BB- in October 2020)

Enhanced focus on our combo-development strategy, which involves developing multiple well-pads in tandem, driving efficiencies and reducing costs

Significantly reduced well costs, representing an approximately 30% decrease as compared to legacy costs

Reduced contractor hours worked during 2020 by 59%, as compared to 2019, achieving more with less resources

Strengthened our core acreage position through the acquisition of significant, strategic Appalachian Basin assets from Chevron U.S.A. Inc. for an aggregate purchase price of approximately $735 million

Substantially reduced our long-term cost structure through our gas gathering arrangement with Equitrans Midstream Corporation

Divested non-strategic assets for an aggregate purchase price of  $125 million

(1)
“Bcfe” means billion cubic feet of natural gas equivalents, with one barrel of natural gas liquids (“NGLs”) and crude oil being equivalent to 6,000 cubic feet of natural gas.

(2)
“Mcfe” means thousand cubic feet of natural gas equivalents, with one barrel of NGLs and crude oil being equivalent to 6,000 cubic feet of natural gas.

The above information is described more fully in the Company’s 2020 Annual Report, which we filed with the SEC on February 17, 2021.
2020 Compensation Highlights

Strengthened leadership team through addition of proven leaders to drive the Company’s strategic evolution
■
The addition of proven leaders was a key strategic priority for the Company in the second half of 2019.

■
The Company identified and successfully recruited five of our named executive officers in 2019; Mr. Khani was the final key executive hire in January 2020.

■
The Compensation Committee, through active engagement with its independent compensation consultant, designed appropriate, market-based 2020 compensation packages for our new executive leaders, as discussed in detail below.

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Constructed a 2020 long-term incentive program (“LTIP”) focused on performance metrics that align with the Company’s strategy
■
Financial performance measures for 2020 incentive performance units (“PSUs”) were adjusted well cost, adjusted free cash flow, and relative total shareholder return.

■
The Rice Team discussed these metrics with our shareholders during the 2019 proxy campaign, and they subsequently were implemented by the Compensation Committee as part of the 2020 LTIP.

■
The Compensation Committee believes that a focus by our executive team on achieving these goals will drive the Company’s future success and increase shareholder value.

Designed a 2020 Short-Term Incentive Plan (“STIP”) focused on key financial, operational, and environmental, health and safety (“EHS”) performance goals
■
Financial performance measures for our 2020 STIP were adjusted well cost per foot, adjusted free cash flow, adjusted gross G&A expense, and recycle ratio.(1)

■
EHS measures for our 2020 STIP were total recordable injury rate for employees and contractors and notices of violation rate.

■
The Compensation Committee selected these financial, operational, and EHS performance measures to directly align the annual incentive compensation opportunity for our executives with EQT’s achievement of key performance goals that drive shareholder value.

Implemented a market-based executive severance plan
■
The Compensation Committee believes that maintaining appropriate severance protections for key employees is best achieved through an appropriate, market-based executive severance plan.

■
To that end, in 2020, the Compensation Committee determined to move away from the legacy practice of entering into individual severance-related agreements with our executives and undertook a transition to a market-based executive severance plan.

■
Participants in this executive severance plan are not party to individual severance-related agreements with the Company.

Introduced reduction of greenhouse gas (“GHG”) intensity as a component of our 2021 annual incentive plan
■
Inclusion of this ESG-focused performance measure is consistent with the Compensation Committee’s and our Board’s commitment to continuous improvement of ESG goals.

■
Serves to link a portion of annual incentive compensation opportunity directly to the successful achievement of GHG reduction goals.

Monitored the impact of COVID-19 developments on the Company’s business and employees
■
The Compensation Committee was cognizant of the challenges imposed during 2020 by the COVID-19 global pandemic.

■
The Compensation Committee actively monitored the impact of COVID-19 on the Company’s business and employees and evaluated the need for any changes to the Company’s executive compensation programs, determining that no such changes were needed during 2020.

(1)
See Appendix A to this proxy statement for the definition of, and additional information about, these non-GAAP performance measures.

Consideration of Say-on-Pay and Feedback from Shareholder Engagement
In establishing and recommending the 2020 compensation program for our executive officers, the Management Development and Compensation Committee (for purposes of this CD&A, the “Committee”), carefully considered the shareholder feedback previously received through robust dialogue with shareholders during the 2019 proxy campaign. The Committee also noted a significant decline in the “Say-on-Pay” approval, with approximately 72% of the votes cast at the 2019 Annual Meeting approving the compensation of the Company’s named executive officers. In consideration of these factors, the Committee decided to make several changes to the design of the 2020 long-term incentive program, as further highlighted below.
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Executive Compensation

At the 2020 Annual Meeting, the “Say-on-Pay” approval increased to 98.3% of votes cast approving the compensation of the Company’s named executive officers. Although the Committee did not make any specific changes to the executive compensation program in response to the 2020 Say-on-Pay vote results, the Committee will continue to evaluate the Company’s executive compensation programs, taking into account shareholder feedback. The Committee invites our shareholders to communicate any concerns or opinions on executive pay directly to it or the Board. See the section captioned “Contacting the Board” under “Corporate Governance and Board Matters” for information about communicating with the Committee and the Board.
Evolution of Executive Compensation for 2021
Throughout 2020, the Committee undertook a fulsome evaluation of the Company’s executive compensation program and adopted the following compensation programs for 2021.
Evolution of Executive Compensation for 2021
Performance aligned with key strategic objectives
■
For 2021, 75% of annual short-term incentive plan (“STIP”) funding will be linked to financial and operational performance measures that align with key strategic objectives:

■
Free Cash Flow Per Share

■
Recycle Ratio

■
Adjusted Well Cost Per Foot

■
Adjusted Gross G&A Expense per Mcfe

The Committee determined to maintain these financial and operational performance metrics in light of the importance of these goals to shareholders.
■
Payout under the 2021 incentive performance share unit program will be linked to total shareholder return (“TSR”), based on a matrix of absolute and relative performance over a three-year performance period

The Committee noted that utilization of TSR was a common peer practice and determined to include absolute TSR as part of the payout matrix to more directly link executive pay with absolute performance.

Focus on ESG
■
For 2021, 25% of annual incentive plan funding will be linked to ESG-focused measures, as follows:

■
Greenhouse Gas Intensity

■
Safety Intensity

■
Employee DART (days away, restricted or transferred)

The Committee added Greenhouse Gas Intensity as a metric for the 2021 STIP in recognition of the Committee's and the Board's commitment to continuous improvement of ESG goals, and retained safety metrics to continue to highlight the importance of the safety, well-being, and development of our employees and contractors.

Equity for all
■
Consistent with our corporate values of Trust, Teamwork, Heart, and Evolution, beginning in January 2021, the Company introduced “equity for all”, with every employee of the Company receiving a long-term equity incentive grant in the form of restricted stock units (“RSUs”) having a grant date fair value of  $5,000

The Committee adopted this “equity for all” compensation program to promote internal pay equity and recognize the contributions of all of our employees, whose efforts drive our success as an organization.

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Compensation Philosophy
For 2020, the Committee implemented annual and long-term incentive compensation plan designs that were primarily linked to specific financial and strategic commitments articulated by the Rice Team during the 2019 proxy campaign. During 2020, our management team, operating in a dynamic and significantly altered business environment, successfully executed on the goals outlined in the 2019 proxy campaign. The Committee continues to evolve its compensation philosophy to align with the management team’s strategic vision for the Company.
Overall Compensation Philosophy
The Company’s current compensation philosophy is based on the following guiding principles:
Guiding Principle		How it Drives our Evolved Compensation Program Design
1	Compensation program should align with shareholder success	■ Payout factor under 2021 long-term incentive program will be based on a matrix of absolute and relative total shareholder return over a three-year performance period
2	Compensation methods should align the workforce with the performance of the business
■
Low-cost operator―leverage technology and planning to drive operating efficiencies

■
Strengthen the Company’s balance sheet―incentivize a focus on free cash flow generation and selective asset sales to pay down debt

■
Maximize shareholder value through capital allocation―incentivize a focus on full cycle returns, free cash flow generation, and lower capital expenditures

■
For 2021, 75% of annual incentive plan (2021 STIP) funding will be linked to financial and operational performance measures that align with key strategic objectives:

■
Free Cash Flow Per Share

■
Recycle Ratio

■
Adjusted Well Cost Per Foot

■
Adjusted Gross G&A Expense per Mcfe

		■ ESG―solidify our commitment to being a good neighbor, operating responsibly, and focusing on employee safety	■ For 2021, 25% of annual incentive plan (2021 STIP) funding will be linked to ESG measures, as follows: ■ Greenhouse Gas Intensity ■ Safety Intensity ■ Employee DART
3	Compensation plan should be easy to administer	■ For 2021, our long-term incentive program will have only two award types, with a consistent award mix applied to all executive officers:
		Type of Award	Mix for All Executive Officers
		Restricted Stock Unit	40%
		Incentive Performance Share Unit	60%
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Executive Compensation

Annual Incentive Compensation Philosophy
Guiding Principle		How it Drives our Evolved Compensation Program Design
4	Annual incentive performance metrics should be easy to measure and easy to explain	■ Performance metrics are quantifiable ■ Company’s digital work environment affords employees visibility into Company performance
5	Annual incentive performance metrics should be within the control of employees	■ Metrics are designed to ensure performance is impacted by employee actions during the annual performance period
Long-Term Incentive Compensation Philosophy
Guiding Principle		How it Drives our Evolved Compensation Program Design
6	Long-term incentive program should be market-aligned
■
The Committee, guided by its independent compensation consultant, utilizes peer group compensation benchmarking data to ensure alignment of program design and practices with prevailing market practices

■
The Committee recognizes the trend in the E&P industry toward a greater focus on absolute returns and developed a performance matrix for 2021 that reflects an appropriate balance of relative and absolute TSR

7	Performance measures represent keys to long-term value creation
■
The Committee believes the performance measures established for the 2020 Incentive PSU Program are aligned with shareholder feedback from the 2019 proxy campaign and will serve to focus the Company’s executive team over the three-year performance period on achieving specific, measurable metrics directly aligned with the successful implementation of the Company’s strategy and evolution

■
The payout under the 2021 LTIP will be linked to shareholder return, based on a matrix of absolute and relative performance, over a three-year performance period

8	Broad long-term incentive eligibility enables all employees to participate in ownership of the Company
■
Consistent with our corporate values of Trust, Teamwork, Heart, and Evolution, beginning in January 2021, the Company introduced “equity for all,” with every employee of the Company receiving a long-term equity incentive grant in the form of restricted stock units having a grant date fair value of  $5,000

■
The “equity for all” grants represented a special, discretionary grant to employees who were not previously participants in the Company’s long-term incentive program; these grants were in addition to, and not in lieu of, existing compensation for these employees

■
All 2021 RSUs will be settled in shares of Company stock issued under our shareholder-approved EQT Corporation 2020 Long-Term Incentive Plan

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The Compensation Process
Establishing Target Total Direct Compensation
In discharging the Board’s responsibilities relating to compensation of our executive officers, the Committee establishes the target total direct compensation (base salary plus annual and long-term incentives) for executive officers by formulating base salaries and setting annual and long-term incentive targets.
Establishing and Administering the STIP and LTIP
The Committee annually approves plan design, including performance measures and target payouts, for our annual STIP and LTIP. These deliberations, spanning several meetings before a plan design is approved, involve discussions among management, the Committee’s independent compensation consultant, and the Committee. After the end of the performance period for any performance award, the Committee reviews and certifies the levels at which the performance measures were satisfied and approves the amount of incentive award payable to each executive officer.
Delegation of Grant Authority
The Committee has delegated to Mr. Toby Z. Rice, in his capacity as CEO, the authority to authorize the grant of a limited number of RSUs to:
■
newly hired or recently promoted employees on the condition that no award exceeds the 50th percentile of the market long-term incentive compensation target in value, when taken together with any other related grants awarded to a grantee in the same calendar year; and

■
employees who participate in the Company’s educational assistance program, on the condition that no individual award exceeds 1,000 shares and provided the recipient does not otherwise participate in our current long-term incentive award program.

Mr. Rice may not authorize the grant of any awards to an executive officer of the Company. Additionally, all such awards must be made on standard terms approved by the Committee and are reported to the Committee for informational purposes at the next regular meeting of the Committee.
The Committee has not delegated its authority to award equity to any other executive officer.
Role of the Independent Compensation Consultant
The Committee has the sole authority to hire, terminate, and approve fees for compensation consultants, independent legal counsel, and other advisors as it deems necessary to assist in fulfilling its responsibilities. With respect to compensation decisions applicable to named executive officers that were made by the Committee during 2020, the Committee engaged Meridian as its independent compensation consultant. Meridian reports directly to the Committee.
Meridian provides the Committee with market data and counsel regarding executive officer compensation programs and practices, including:
■
competitive benchmarking;

■
peer group identification and assessment;

■
advice and market insight as to the form of, and performance measures for, annual and long-term incentive compensation;

■
marketplace compensation trends, both generally and within the Company’s industry; and

■
advice regarding the Company’s annual review of compensation risk.

Representatives of Meridian do not make recommendations on, or approve, the amount of compensation for any executive officer. The Committee may request information or advice directly from representatives of Meridian and may direct management to provide information to representatives
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Executive Compensation

of Meridian. Representatives of Meridian regularly interact with members of the Committee, both during and outside of Committee meetings. The Company’s CEO and representatives of the Company’s Human Resources and Legal Departments regularly attend Committee meetings. The Committee regularly meets in executive session without members of management present.
During 2019, the Committee also engaged Longnecker & Associates (“Longnecker”), a firm with relevant experience advising on the development of appropriate consulting arrangements, to advise the Committee with respect to the development, structure, and amount of compensation for Mr. Kyle Derham in support of his transition into a consulting role with the Company in January 2020.
The Committee considered the services provided by each of Meridian and Longnecker during 2020, as well as responses to questionnaires provided to the Company regarding each firm’s relationship with the Company and its management team, and determined that such services do not compromise Meridian’s or Longnecker’s independence as the Committee’s independent compensation consultants.
Role of Senior Management
The Company’s senior management has an ongoing dialogue with the Committee and its independent compensation consultant regarding compensation and plan design. Management provides input relevant to plan design due to its direct involvement in, and knowledge of, the business goals, strategies, experiences, and performance of the Company. Management’s ideas are reviewed with the independent compensation consultant and the Committee. The Committee engages in active discussions with the CEO and the Chief Human Resources Officer of the Company concerning (i) who should participate in programs and at what levels, (ii) which performance measures should be used, (iii) the determination of performance targets, and (iv) whether and to what extent performance measures for the previous year have been achieved. The CEO and Chief Human Resources Officer do not participate in decisions relating to their own compensation.
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Determining Compensation
Elements of 2020 Compensation Program
The following highlights the key elements of our executive officer compensation program for 2020. Base salaries and annual and long-term incentive awards comprise total target direct compensation for our named executive officers.
	Element	Form of Compensation for 2020	Description	Highlights for 2020 Program
FIXED	1 Base Salary	Cash	Provides base compensation for day-to-day performance of job responsibilities	■ CEO continued to accept a base salary of $1 for the entirety of 2020 ■ Base salaries for other continuing NEOs generally targeted the market median
PERFORMANCE-BASED, VARIABLE	2 Annual Incentives	Cash	Rewards performance during the year based on the achievement of annual performance goals	2020 STIP pool funding was based upon specific, measurable performance metrics―specifically, adjusted well costs, adjusted free cash flow, G&A expense, capital efficiency, and EHS metrics
	3 Long-Term Incentives	■ Stock options ■ RSUs ■ PSUs	■ Encourages improvement in the long-term performance of the Company ■ Aligns the financial interests of our executives with those of our shareholders
■
2020 LTI awards for named executive officers (other than our CEO and Interim CFO) comprised 60% PSUs and 40% RSUs

■
2020 PSUs are tied to specific, measurable performance metrics discussed with shareholders during the 2019 proxy campaign―adjusted well costs and adjusted free cash flow―as well as relative total TSR

	4 Other Compensation	■ Employee benefit plans and programs that are generally available to all employees ■ Limited perquisites	Other compensation is generally consistent with that available to all employees	■ No personal use of Company-leased private aircraft ■ No Company-funded country club or similar dues
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Setting Target Total Direct Compensation for 2020
As noted above, each of our named executive officers joined the Company during the period following the 2019 Annual Meeting. Adding proven leadership to the organization to lead the Company’s evolution was a key strategic priority and, in support of this objective, the Committee oversaw the development of compensation offers for each of our named executive officers. 2020 compensation was developed in the context of this recruitment and offer process.
Chief Executive Officer
Mr. Toby Z. Rice was appointed President and CEO on July 10, 2019, immediately following the 2019 Annual Meeting. Mr. Rice agreed during the 2019 proxy campaign to receive a base salary of  $1 for the first 12 months of his service as President and CEO and, on this basis, the Board approved a base salary of  $1 for Mr. Rice.
During the second half of 2019, in close consultation with its independent compensation advisor, the Committee spent significant time developing an appropriate compensation arrangement for Mr. Rice. In early 2020, the Committee recommended, and the Board approved, compensation for Mr. Rice consisting of a long-term incentive compensation award for his service as President and CEO during 2019 and a mix of annual and long-term incentive awards for 2020, as detailed in the table below.
Consistent with the Company’s compensation philosophy, the Committee intended that Mr. Rice’s 2020 compensation reflect a mix of annual and long-term incentive awards which, in the aggregate, generally approximated the market median for the CEO position based on compensation peer group benchmarking data provided by Meridian and an emphasis on performance-based compensation.
Period of Service	CEO Compensation for Period of Service
July 10, 2019 — December 31, 2019	■ Base salary of $1 ■ A pro-rated performance-based equity award of $4 million—intended as compensation for 20191
2020	■ Base salary of $1 ■ Annual incentive target of $1 million ■ Performance-based equity award of $5 million (at target) ■ Stock option award of $3 million2

(1)
This compensation for service as CEO during 2019 was granted in February 2020 and, therefore, appears in the Summary Compensation Table as compensation paid in 2020.

(2)
The option exercise price for these options is $10.00.

Discussion of the various components of Mr. Rice’s compensation and the basis for its design is provided below.
Other Named Executive Officers
As noted above, to position the Company to execute on its new mission and vision, adding proven and strategic leaders was a key priority in the second half of 2019. Each of our named executive officers was newly hired during the second half of 2019 and, in the case of Mr. Khani, in January 2020.
As a result, 2020 compensation for each of our named executive officers was established in offers developed by the Committee and, in the case of Mr. Derham, an offer for serving as Interim Chief Financial Officer and a consulting services agreement for financial and other advisory services following the Company’s hiring of a permanent CFO, Mr. Khani.
In developing these offers, consistent with the Company’s compensation philosophy, the Committee intended to establish target total direct compensation that generally approximated the market median for each executive’s comparable position among the Company’s peer group, based on data provided
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by the Committee’s independent compensation consultant, while also considering individual circumstances such as proven experience and importance to the Company of the role. The compensation terms offered to these executives, which included base salary and target annual and long-term incentive awards for 2020, are discussed in detail below.
Benchmarking
Under the Committee’s direction, Meridian assisted the Committee in developing appropriate peer groups to utilize for compensation and performance benchmarking.
Development of 2020 Compensation Peer Group
The Company’s compensation peer group was designed to assist the Committee in evaluating the competitiveness and benchmarking the structure and design of the Company’s executive compensation. Potential compensation peer group companies were evaluated based on size.

1 Enterprise Value
Enterprise value was the primary selection criteria, with a preference for inclusion of companies within the peer group having an enterprise value within a range of between one-third and three-times the enterprise value of EQT

2 Market Capitalization	Market capitalization was used for reference as a secondary measure of size in developing the peer group
3 Assets, Revenue and Employees	Included for reference purposes
The Compensation Peer Group was developed with the goal of placing EQT within the middle-half (i.e., 25th to 75th percentile) for the two primary metrics—enterprise value and market capitalization—with a target size for the Compensation Peer Group of between 12 and 15 peer group companies. Other criteria considered by the Committee included areas of operations and the mix of natural gas versus liquids reserves.
Development of 2020 Performance Peer Group
The Company’s performance peer group was designed to serve as an appropriate group of peers against which to measure the Company’s total shareholder return performance under the 2020 Incentive Performance Share Unit Program. Performance peer group companies were selected primarily on the mix of natural gas versus liquids and areas of operation.
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2020 Peer Group Composition
The members of our compensation peer group (15 companies) and our performance peer group (eight companies) are identified below.
Compensation Peer	Peer Company(1)	Performance Peer
Antero Resources Corporation
Apache Corporation
Cabot Oil & Gas Corporation
Chesapeake Energy Corporation
Cimarex Energy Co.
CNX Resources Corporation
Comstock Resources, Inc.
Encana Corporation
Gulfport Energy Corporation
Murphy Oil Corporation
Noble Energy, Inc.
Oasis Petroleum Inc.
Range Resources Corporation
SM Energy Company
Southwestern Energy Company
Whiting Petroleum
WPX Energy, Inc.

(1)
Please refer to Appendix B for a comparison of certain financial and other metrics considered by the Committee in constructing the peer groups.

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2020 Compensation Decisions
This section discusses 2020 compensation decisions for our named executive officers for each element of compensation (see “Elements of 2020 Compensation Program” above). In light of the unique Interim Chief Financial Officer role filled by Mr. Derham and his subsequent consulting role, compensation arrangements for Mr. Derham are discussed separately below.
2020 Compensation Mix
(1)
“Other Continuing NEOs” are David M. Khani, Richard A. Duran, Lesley Evancho, and William E. Jordan.

2020 Base Salary
Base salaries are ordinarily considered by the Committee and, where appropriate, adjusted at the beginning of each calendar year. Given that base salaries were established in the second half of 2019 for all named executive officers, the Committee made no adjustments to the base salary of any named executive officer for 2020.
As a result, the 2020 base salaries of the named executive officers for 2020 were as follows:
Named Executive Officer(1)	2020 Base Salary ($)
Toby Z. Rice	1
David M. Khani	540,000
Richard A. Duran	380,000
Lesley Evancho	312,000
William E. Jordan	450,000

(1)
Compensation arrangements for Mr. Derham, who served as our Interim Chief Financial Officer through January 3, 2020, are discussed below under “Compensation Arrangements with Interim Chief Financial Officer.”

2020 Annual Incentives
Overview
Annual cash incentive awards are designed to incentivize performance to achieve annual performance goals, which are approved annually by the Committee. The 2020 Short-Term Incentive Plan (“2020 STIP”) performance metrics are based upon a combination of financial and operational efficiency measures designed to align with the Company’s strategic objectives, as detailed below.
Determination of 2020 Target Annual Incentive Awards
In early 2020, the Committee established an annual incentive award target for Mr. Rice of  $1 million. With respect to our other named executive officers, annual incentive award target amounts for 2020
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were determined in the context of developing appropriate offers of employment to serve as new members of the Company’s senior leadership team. In reviewing and approving offers for our named executive officers, the Committee considered market-based compensation data provided by the Committee’s independent compensation consultant and the Company’s strategic priority of adding proven executive leadership to the organization. In addition to the below 2020 STIP targets, Mr. Khani received a signing bonus of  $2 million pursuant to the terms of his offer letter.
Accordingly, the 2020 STIP targets for our current named executive officers were set as follows:
Named Executive Officer(1)	Determination of 2020 Annual Incentive Target (under terms of offer letter)	2020 Annual Incentive Target ($)
Toby Z. Rice	—	1,000,000
David M. Khani	2020 STIP target equal to 100% of the market midpoint for his position as CFO	540,000
Richard A. Duran	Dollar value of $215,000	215,000
Lesley Evancho	Dollar value of $214,500	214,500
William E. Jordan	2020 STIP target equal to 80% of 2020 base salary	360,000

(1)
Compensation arrangements for Mr. Derham, who served as our Interim Chief Financial Officer through January 3, 2020, are discussed below under “Compensation Arrangements with Interim Chief Financial Officer.”

Setting Performance Metrics for the 2020 Annual Incentive Awards and Determining 2020 Annual Incentive Award Funding
The Committee designed the 2020 STIP metrics to incentivize organizational alignment and focus on the Company’s 2020 business plan and to align performance incentives with the interests of shareholders. Additionally, the Committee viewed inclusion of environmental and safety metrics as a meaningful way to incentivize near-term focus on environmental and safety goals.
At the beginning of 2020, the Committee established the performance measures and associated payout multiples under the 2020 STIP, as reflected in the table below.
The actual performance results for 2020 and the associated resulting funding multiple for each performance measure is also provided in the table below. These individual funding multiples resulted in a total aggregate funded incentive performance pool of 1.4 times the target incentive pool funding amount.
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| Percent of Pool Funding | Performance Measure[1] | Performance Metric | Actual Results | Funding Multiple[2] |
|---|---|---|---|---|
| 25% | **Adjusted Well Cost Per Foot** | | | |
| | Threshold | $895/ft | | |
| | Target | $832/ft | $717/ft | 2.00x |
| | Maximum | $791/ft | | |
| 25% | **Recycle Ratio** | | | |
| | Threshold | 2.80 | | |
| | Target | 3.00 | 3.85 | 2.00x |
| | Maximum | 3.20 | | |
| 20% | **Adjusted Free Cash Flow ($MM)[3]** | | | |
| | Threshold | $341 | | |
| | Target | $358 | $632MM | 2.00x |
| | Maximum | $394 | | |
| 20% | **Environmental, Health and Safety** | | | |
| | **Total Recordable Injury Rate—Employees** | | | |
| | Threshold | 0.60 | | |
| | Target | 0.50 | 0.78 | 0.00x |
| | Maximum | 0.40 | | |
| | **Total Recordable Injury Rate—Contractors** | | | |
| | Threshold | 0.50 | | |
| | Target | 0.40 | 0.51 | 0.00x |
| | Maximum | 0.30 | | |
| | **Notices of Violation Rate** | | | |
| | Threshold | 0.06 | | |
| | Target | 0.05 | 0.07 | 0.00x |
| | Maximum | 0.04 | | |
| 10% | **Adjusted Gross G&A Expense ($MM)** | | | |
| | Threshold | $189 | | |
| | Target | $180 | $192MM | 0.00x |
| | Maximum | $171 | | |

**Total funded incentive performance pool 1.40x**

(1)
See Appendix A to this proxy statement for the definition and other important information regarding the calculation of the non-GAAP performance measures used in the Company’s 2020 STIP.

(2)
Funding multiple was determined based upon actual performance, as outlined in the following table:

Performance Metric Level of Achievement	Payout Factor Applied(a)
Threshold	0.5
Target	1.0
Maximum	2.0

(a)
Performance between stated levels is interpolated in each case. Performance below the “threshold” level would result in a zero payout for the applicable performance measure.

(3)
As described in greater detail in Appendix A, Adjusted Free Cash Flow was calculated consistent with GAAP line items, but used constant commodity prices and excluded certain charges. Similarly, Recycle Ratio was also calculated using constant commodity prices. Commodity prices were held constant in calculating these performance metrics to avoid the undue positive or negative effect of prices that are beyond the control of plan participants and may be volatile. Under the plan, the Committee is required to adjust for certain extraordinary items, typically those that are unusual or strategic in nature (e.g., certain large acquisitions and dispositions, debt repurchases, and certain impairments), to encourage the executives to make decisions for the Company without regard to the executive’s compensation when considering these types of extraordinary items. The Committee also had the discretion, but not the obligation, to adjust for items not contemplated in the original business plan to avoid undue negative effects on possible annual incentive amounts. The Committee did not adjust for any such extraordinary items for 2020.

After determining the pool available for distribution, the Committee determined the value of the award to each eligible named executive officer by multiplying his or her 2020 STIP target value by the
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2020 STIP funding multiple of 1.4, which resulted in a 2020 annual incentive award to each eligible named executive officer as set forth in the table below.
Named Executive Officer(1)	2020 Annual Incentive Award ($)
Toby Z. Rice	1,400,000
David M. Khani	756,000
Richard A. Duran	301,000
Lesley Evancho	300,300
William E. Jordan	504,000

(1)
Mr. Derham was not eligible for a 2020 Annual Incentive Award. Compensation arrangements for Mr. Derham, who served as our Interim Chief Financial Officer through January 3, 2020, are discussed below under “Compensation Arrangements with Interim Chief Financial Officer.”

2020 Long-Term Incentive Awards
In early 2020, the Committee developed a 2020 long-term incentive program that was designed to align the interests of the Company’s named executive officers with the interests of shareholders and achieve the following objectives:
■
drive appropriate performance by our named executive officers, consistent with achieving our business objectives;

■
be market competitive to allow us to attract the highest-quality executive leadership;

■
be effective for retention purposes;

■
be tax efficient;

■
minimize earnings volatility; and

■
achieve a portfolio approach to performance metrics.

The Committee’s considerations also included:
■
market data regarding the long-term incentive design for the 2020 peer group;

■
the appropriate way to incentivize executives toward the success of the Company;

■
existing long-term incentive programs and their combined influence on focusing executive behavior on critical activities;

■
the availability of EQT shares under shareholder-approved plans;

■
the views shared by large shareholders during the Company’s 2019 proxy contest; and

■
the views of the larger proxy advisory services.

As a result of the Committee’s analysis, and taking into consideration advice from Meridian, the Committee designed the award mix for the 2020 long-term incentive compensation program for our Chief Executive Officer and for our other named executive officers, as outlined below.
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2020 Long-Term Incentive Award Mix—Chief Executive Officer
2020 Long-Term Incentive Award Mix—Other Named Executive Officers
2020 Incentive Performance Share Units
In selecting adjusted well cost and adjusted free cash flow as performance measures for 2020 PSU awards, the Committee considered, among other things, that these performance measures had been previously discussed with shareholders by the Rice Team as part of the 2019 proxy campaign, and that a significant majority of shareholders had expressed support for the strategic plan outlined by the Rice Team, as evidenced by the high percentage of shareholders who supported directors who were nominated by the Rice Team at the 2019 Annual Meeting. In establishing performance metrics, the Committee discussed and considered the rigor of the various dollar-value performance thresholds.
The Committee believes the performance measures established for the 2020 Incentive PSU Program will serve to focus the Company’s executive team on the achievement of specific, measurable metrics directly aligned with the successful implementation of the Company’s strategy and evolution. As such, the Committee believes the 2020 performance measures are appropriately designed to hold the management team accountable for delivering tangible results tied to the strategic plan outlined by the Rice Team.
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The resulting performance measures and their weighting under the 2020 Incentive PSU Program, based on the Company’s performance over the period January 1, 2020 through December 31, 2022, consist of the following:
Relative Total Shareholder Return Percentile	Payout Factor Applied(1)
25th Percentile or below	0.5
50th Percentile	1.0
75th Percentile or higher	1.5

(1)
Performance between stated levels is interpolated in each case.

The Committee maintains discretion under the terms of the 2020 Incentive PSU Program to make appropriate adjustments to the determinations of performance measures.
2020 Restricted Stock Unit Awards
The 2020 restricted stock unit awards to our named executive officers were granted on February 25, 2020. These RSU awards vest pro rata over a three-year period on each anniversary of the date of grant.
2020 Long-Term Incentive Awards—Chief Executive Officer
In developing compensation for Mr. Rice in early 2020, the Committee intended to emphasize performance-based compensation for Mr. Rice and ultimately determined that Mr. Rice should receive:
■
A performance-based equity award for the second half of 2019 (intended as the sole form of compensation for Mr. Rice’s service as President and CEO during 2019); and

■
2020 long-term equity incentive awards which, when taken together with Mr. Rice’s 2020 annual incentive award, generally approximated the market median for the CEO position based on compensation peer group data provided to the Committee by Meridian.

To that end, for 2020, Mr. Rice received an award of  $3 million of stock options together with an award of  $5 million of PSUs. The stock options granted to Mr. Rice have a term of ten years and an exercise price of  $10.00 per share, and vest pro rata over a three-year period. The terms of the 2020 PSUs are described above.
2020 Long-Term Incentive Awards—Other Named Executive Officers
Each other named executive officer’s 2020 target long-term incentive award value is presented below. Based on the award mix described above, the table also shows the number of RSUs and PSUs that were awarded based on the award target value. In establishing these target award values, the Committee utilized market data provided by its independent compensation consultant and applied the principles for setting total direct compensation discussed above. To ensure consistency of approach with the long-term incentive awards granted to non-executive officer long-term incentive plan participants, whose awards were granted on January 1, 2020, the closing price of the Company’s
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common stock on December 31, 2019 ($10.90) was used determine the number of shares awarded to each executive (i.e., for each executive, the 2020 target long-term incentive award dollar value shown in the table below was divided by $10.90, and allocated 40% to time-based RSUs and 60% to performance units, as reflected in the table below). For this reason, the grant date fair values of these awards shown in the compensation tables in the sections below are less than the target award values.
Named Executive Officer(1)	2020 Target Long-Term Incentive Award Value	2020 Time-Based RSUs (40%)	2020 Incentive PSU Program (60%)
D.M. Khani	$2,500,000	91,750	137,620
R.A. Duran	$1,000,000	36,700	55,050
L. Evancho	$1,014,000	37,220	55,820
W.E. Jordan(2)	$2,000,000	73,400	110,100

(1)
Compensation arrangements for Mr. Derham, who served as our Interim Chief Financial Officer through January 3, 2020, are detailed separately below. Please refer to the section “Compensation Arrangements with Interim Chief Financial Officer” below for information regarding equity grants made to Mr. Derham in 2020.

(2)
Mr. Jordan’s offer letter provided for a sign-on grant of  $2 million of RSUs. While the Committee intended this award as compensation for joining the Company in 2019, the grant is included in Mr. Jordan’s 2020 compensation, as reflected in the Summary Compensation Table below.

Other Compensation Components
Health and Welfare Benefits
The named executive officers participate in the same health and welfare benefit plans offered to other EQT employees, including medical, prescription drug, dental, vision, short- and long-term disability, wellness, and employee assistance programs. The same contribution amounts, deductibles, and plan design provisions are generally applicable to all employees.
Retirement Programs
The named executive officers participate in the same defined contribution 401(k) plan as other EQT employees and on the same terms as other employees. The Company has no defined benefit retirement plan, supplemental executive retirement plan, or deferred compensation obligations to any employee.
Perquisites
Taking into consideration shareholder feedback in 2019, the Committee eliminated numerous categories of executive perquisites that were previously available to the legacy management team. The Company continues to maintain a travel security insurance policy for the Company’s CEO and reimburses certain named executive officers for limited travel expenses, as disclosed in the Summary Compensation Table below.
During 2020, the Company reimbursed Mr. Duran for relocation expenses of  $100,578 in connection with his relocation from Houston, Texas to Pittsburgh, Pennsylvania.
Compensation Arrangements with Interim Chief Financial Officer
Interim CFO Compensation
Following the 2019 Annual Meeting, Mr. Derham began providing services to EQT as a member of EQT’s Evolution Committee and, on August 29, 2019, Mr. Derham was appointed as Interim Chief Financial Officer. On January 13, 2020, following a deliberative process that spanned several Committee meetings, with the assistance of Meridian, the Committee’s independent compensation consultant, EQT entered into the following compensatory arrangement with Mr. Derham:
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■
Mr. Derham’s base salary for his service as Interim Chief Financial Officer was set at $750,000 per year, pro-rated for his period of service during each of 2019 and 2020.

■
The Committee approved a grant to Mr. Derham of 333,333 stock appreciate rights (the “CFO SARs”) under the 2019 LTIP. Once vested, the CFO SARs entitle Mr. Derham to receive, upon exercise, a number of shares of EQT’s common stock, cash, or a combination of shares and cash, based upon the excess of the fair market value of a share as of the date of exercise over a base price of  $10.00.

Vesting of the CFO SARs was conditioned upon both service- and performance-based vesting conditions. In April 2020, the Committee determined that the individual performance milestones established for the CFO SARs had been successfully achieved and that the performance vesting condition had been satisfied. The CFO SARs remain subject to the service-vesting condition, which requires Mr. Derham to remain in continuous service to EQT as a consultant through January 3, 2022, except in certain termination scenarios described below.
Consulting Services Agreement
Additionally, in order to maintain the benefit of Mr. Derham’s expertise and knowledge following EQT’s appointment of a permanent Chief Financial Officer, EQT entered into a services agreement with Mr. Derham governing his continued provision of services to EQT as a consultant (the “Services Agreement”). The Services Agreement provides that Mr. Derham will serve as a consultant to EQT, performing financial and other advisory services, and will be expected to spend at least 75% of his working time performing his services to EQT as a consultant. Under the Services Agreement, Mr. Derham is bound by certain restrictive covenants with respect to non-competition, non-solicitation, non-disparagement, and confidentiality.
The term of the Services Agreement commenced on January 3, 2020 (the “Commencement Date”) and ends on the 24-month anniversary of the Commencement Date, unless terminated earlier by either party upon 30 days’ advance written notice. Pursuant to the Services Agreement, EQT pays Mr. Derham a consulting fee of  $60,000 per month. Mr. Derham also was awarded 906,667 SARs under the 2019 LTIP (the “Consulting SARs” and, together with the CFO SARs, the “SARs”). Once vested, the Consulting SARs entitle Mr. Derham to receive, upon exercise, a number of shares, cash, or a combination of shares and cash, based upon the excess of the fair market value of a share as of the date of exercise over a base price of  $10.00.
Vesting of the Consulting SARs is conditioned upon the following service- and performance-based conditions:
■
The Consulting SARs will generally service-vest to the extent Mr. Derham remains continuously engaged by EQT through the end of the consulting term.

■
The Consulting SARs will performance-vest if Mr. Derham achieves certain individual and Company-based performance milestones during the period January 1, 2020 through December 31, 2022. The Consulting SARs that are subject to the achievement of Company-based performance milestones will vest based on EQT’s achievement of certain performance targets related to adjusted well costs and EQT’s adjusted free cash flow over the performance period.

The grant date fair value of both the CFO SARs and the Consulting SARs is included in the Summary Compensation Table below for Mr. Derham.
Termination Events
If Mr. Derham’s engagement as a consultant is terminated by EQT without “cause” (as defined in the 2019 LTIP), by Mr. Derham for “good reason” (as defined in the Services Agreement), or due to Mr. Derham’s death or “disability” (as defined in the 2019 LTIP), Mr. Derham’s SARs will service-vestas of such date and, in the case of the Consulting SARs, remain eligible to vest on a performance basis as described above at the conclusion of the performance period.
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If a “change of control” (as defined in the SAR grant agreement) is consummated during the performance period, the Consulting SARs will performance-vest (to the extent unvested at the time of the change of control) based on the projected actual performance through the conclusion of the performance period, as determined by the Committee in its good faith discretion. Mr. Derham’s SARs will thereafter remain outstanding and eligible to vest on a service basis (to the extent the SARs are unvested on a service basis as of the change of control).
Upon a termination of Mr. Derham’s engagement as a consultant by EQT other than for “cause” (as defined in the Services Agreement) or by Mr. Derham for “good reason” (as defined in the Services Agreement), Mr. Derham will be entitled to receive a lump-sum payment equal to the remaining unpaid consulting fees he would have been entitled to receive through the 24-month anniversary of the Commencement Date.
Executive Severance Plan
In May 2020, the Committee approved the EQT Corporation Executive Severance Plan (the “Severance Plan”), which provides benefits to eligible participating executives upon a qualifying termination of employment. The Committee adopted the Severance Plan to transition away from the Company’s legacy approach of entering into individual confidentiality, non-solicitation, and non-competition agreements with executive officers and certain other key employees―which individual agreements previously served as the vehicle for severance arrangements between the Company and individual executives and key employees―to a consolidated executive severance plan, which the Committee views as a best practice. The severance benefits provided under the Severance Plan are generally consistent with or, with respect to certain provisions, less favorable to the individual executive than the comparable severance benefits that existed under the Company’s form of legacy confidentiality, non-solicitation, and non-competition agreement.
The Committee believes that the Severance Plan will continue to support the Company’s ability to attract and retain executives whose leadership is critical to the Company’s business by providing a participating executive with income protection in the event that he or she experiences an involuntary termination of employment without cause during the term of the Severance Plan.
Upon execution of a participation agreement by an eligible participating executive, the Severance Plan replaces any previously existing individual severance arrangement between the Company and the participating executive. Participants in the executive severance plan are not party to individual severance-related agreements with the Company.
See “Potential Payments Upon Termination or Change of Control” below for more detail regarding the Company’s Executive Severance Plan, the Confidentiality, Non-Solicitation, and Non-Competition Agreements, and change of control provisions under the EQT Corporation 2020 Long-Term Incentive Plan (“2020 LTIP”), including the value of the benefits provided in various circumstances under the plan.
Excise Tax Provisions
If any compensation to a named executive officer is accelerated or becomes vested in connection with a change of control of EQT, that executive could, in some cases, be considered to have received “parachute payments” within the meaning of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to these tax laws, the executive could be subject to a 20% excise tax on parachute payments that exceed a certain amount, in which case the Company would be denied a tax deduction for such excess parachute payments. Agreements with the executive officers contain a “best net” provision, pursuant to which any “parachute payments” will be reduced to the extent necessary to avoid triggering the excise tax, unless the executive would have a more favorable after-tax result by receiving the unreduced payments and paying the excise tax, without a reimbursement or gross-up from the Company. Due to the structure of the excise tax, it is not possible to determine in advance which calculation would produce the more tax-efficient result. If the excise tax is triggered, the Company would not enjoy a tax deduction on the amount of the “excess parachute payments,” but in no event would the Company be obligated to pay any portion of the executive’s excise tax or be required to provide the executive with any gross-up relating to any such excise tax.
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Equity Ownership Guidelines
As of December 31, 2020, our currently serving named executive officers’ holdings relative to their equity ownership guidelines were as set forth below:
Name (Year of Executive Officer Status)	Ownership Guidelines (multiple of Base Salary)		Actual Multiple of Base Salary Owned	Value Required by Ownership Guidelines ($)	Aggregate Qualifying Value Owned ($)
Toby Z. Rice (2019)	• • • • • • • •	8x	*	*	*
David M. Khani (2020)	• • •	3x	2.2x	1,620,000	1,166,143
Richard A. Duran (2019)	• • •	3x	3.9x	1,140,000	1,490,456
Lesley Evancho (2019)	• • •	3x	4.9x	936,000	1,521,963
William E. Jordan (2019)	• • •	3x	11.2x	1,350,000	5,043,653

*
Mr. Toby Rice beneficially owns 400,000 shares of EQT stock, which amount significantly exceeds the 8x multiple of his current base salary of  $1.

Qualifying holdings include EQT stock owned directly, EQT shares held in the Company’s 401(k) plan, time-based restricted shares and restricted stock units, and performance-based awards for which only a service condition remains (other performance-based awards or options are not counted). The ownership guidelines are mandatory; however, there is no deadline for achieving the ownership thresholds, and executives are not required to purchase EQT stock. The net shares or units acquired through incentive compensation plans (e.g., through the exercise of options or the vesting of restricted shares or restricted stock units) must be retained if an executive has not satisfied the executive’s ownership target. An executive’s failure to meet the equity ownership guidelines may influence an executive’s mix of cash and non-cash compensation.
Clawback Policy
The Company has a compensation recoupment, or “clawback,” policy applicable to current and former executive officers of the Company, where the Company may, in certain circumstances, recoup certain annual and long-term incentive compensation paid to the covered individuals in the event of an accounting restatement due to material non-compliance with financial reporting requirements under U.S. securities laws.
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Compensation Committee Report

We have reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) required by Item 402(b) of Regulation S-K with the management of EQT Corporation. Based on our review and discussions, we recommended to the Board of Directors that the CD&A be included in the EQT Corporation proxy statement for the 2021 annual meeting of shareholders.
This report is not soliciting material, is not deemed to be filed with the SEC, and is not to be incorporated by reference in any filing of EQT Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
This report has been furnished by the Management Development and Compensation Committee of the Board of Directors.
Hallie A. Vanderhider, Chair
Lydia I. Beebe
Kathryn J. Jackson, Ph.D.
James T. McManus II
Anita M. Powers
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Compensation Policies and Practices and Risk Management

Risk Management Assessment
Members of the Company’s senior management, with the assistance of the Committee’s independent compensation consultant, conducted a risk assessment of the design of the Company’s compensation programs for all employees. The results of such assessment were presented to the Committee. Based on the assessment, the Company and the Committee believe the Company’s compensation programs are balanced and do not create risks reasonably likely to have a material adverse impact on the Company. Accordingly, no material adjustments were made to the Company’s compensation policies and practices as a result of its risk profile. Important factors taken into consideration include, but are not limited to, the following:
■
the Company does not use highly leveraged short-term incentives that drive high-risk investments at the expense of long-term Company value;

■
the Company’s annual incentive compensation is based on balanced performance measures that promote disciplined progress toward longer-term goals;

■
the performance periods and vesting schedules for long-term incentives overlap and, therefore, reduce the motivation to maximize performance in any one period at the expense of performance in other periods;

■
the Company’s compensation programs reward consistent, long-term performance by heavily weighting compensation to long-term incentives that reward sustainable stock, financial, and operating performance;

■
the Committee has authority to exercise downward discretion to reduce or eliminate payouts under all of the Company’s compensation programs;

■
the Company’s equity ownership guidelines require executives to hold a meaningful equity interest, linking their interests to the interests of shareholders;

■
the Company may recoup certain annual and long-term incentive compensation paid to the covered individuals in certain circumstances pursuant to the Company’s clawback policy; and

■
hedging and pledging of EQT securities by EQT executive officers and directors is prohibited under the Company’s policies.

The Committee will continue to monitor the Company’s compensation policies and practices to determine whether its risk management objectives are being met.
Prohibition on Hedging of EQT Securities
Under the Company’s Corporate Stock Trading Policy, no officer, director, or employee may, directly or indirectly, engage in any short sale or hedging transaction involving, or purchase or sell options in, EQT securities.
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Compensation Tables

The following tables contain information concerning the compensation of our named executive officers. We have excluded compensation for prior years to the extent permitted by applicable SEC rules. References to named executive officers in this “Compensation Tables” section are to the six individuals included in the tables below.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2)(3) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Toby Z. Rice President and Chief Executive Officer	2020	1	—	4,516,514(6)	1,610,000	1,400,000	—	7,526,515
	2019	1	—	—	—	—	—	1
David M. Khani Chief Financial Officer	2020	510,922	2,000,000	1,342,273	—	756,000	24,653	4,633,848
Richard A. Duran Chief Information Officer	2020	379,999	—	536,921	—	301,000	126,228	1,344,148
	2019	153,461	50,000	1,000,099	—	107,502	47,669	1,358,731
Lesley Evancho Chief Human Resources Officer	2020	312,000	—	544,468	—	300,300	25,650	1,182,418
	2019	126,000	80,000	1,014,096	—	107,250	9,720	1,337,066
William E. Jordan Executive Vice President, General Counsel and Corporate Secretary	2020	450,000	—	3,073,860(7)	—	504,000	37,385	4,065,245
	2019	195,557	—	—	—	180,000	45,523	421,080
J. Kyle Derham(8) Former Interim Chief Financial Officer	2020	—	—	—	3,236,400(9)	—	666,567	3,902,967
	2019	369,231	—	—	—	—	15,273	384,504

(1)
The amount disclosed for Mr. Khani represents the amount received in 2020 as a signing bonus in connection with his acceptance of employment with EQT.

(2)
The amounts reported in these columns reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the named executives.

(3)
The amounts for 2020 in this column reflect the aggregate grant date fair values determined in accordance with FASB ASC Topic 718 using the assumptions described in Note 13 to EQT’s Consolidated Financial Statements, which is included in our 2020 Annual Report. Pursuant to SEC rules, the amounts shown in the Summary Compensation Table for awards subject to performance conditions are based on the probable outcome as of the date of grant and exclude the impact of estimated forfeitures. Assuming, instead, that the highest level of performance conditions would be achieved, the grant date fair values of the awards granted in 2020 would have been $6,774,770 for Mr. Rice; $1,760,637 for Mr. Khani; $704,273 for Mr. Duran; $714,161 for Ms. Evancho; and $3,408,564 for Mr. Jordan.

(4)
The amounts for 2020 in this column reflect the dollar value of annual incentive compensation earned under the 2020 Short-Term Incentive Plan (these amounts were paid in cash in the first quarter of 2021).

(5)
This column includes the dollar value of the Company’s contributions to the 401(k) plan and perquisites and, in the case of Mr. Derham, fees paid pursuant to his Consulting Services Agreement. For 2020, these amounts were as follows:

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EXECUTIVE COMPENSATION

Name	401(k) Contributions ($)	Perquisites(a) ($)	Other(b) ($)	Total ($)
T.Z. Rice	—	—	—	—
D.M. Khani	24,653	—	—	24,653
R.A. Duran	25,650	100,578	—	126,228
L. Evancho	25,650	—	—	25,650
W.E. Jordan	37,385	—	—	37,385
J.K. Derham	—	—	666,567	666,567

(a)
Amount in the Perquisites column for Mr. Duran represents relocation expenses of  $100,578 in connection with his relocation from Houston, Texas, to Pittsburgh, Pennsylvania.

(b)
For Mr. Derham, the $666,567 shown in “Other” represents consulting services fees paid to Mr. Derham in 2020 pursuant to the terms of his Consulting Services Agreement (see “Compensation Arrangements with Interim Chief Financial Officer―Consulting Services Agreement” above for further explanation).

(6)
The amount reflected in the Stock Awards column for Mr. Rice includes the grant date fair value of the 366,972 PSUs ($2,007,337) granted to Mr. Rice in February 2020 for his service as President and CEO in 2019.

(7)
The amount reflected in the Stock Awards column for Mr. Jordan includes the grant date fair value of the 219,060 RSUs ($2,000,018) granted to Mr. Jordan in January 2020 as a signing bonus in connection with his offer letter of employment with EQT.

(8)
Mr. Derham served as Interim Chief Financial Officer from August 29, 2019 through January 3, 2020, at which time Mr. Khani became Chief Financial Officer.

(9)
The amount reflected in the Option Awards column for Mr. Derham includes the grant date fair value of both the CFO SARs ($869,999) granted to Mr. Derham for his service as Interim Chief Financial Officer during 2019 through January 3, 2020 and the Consulting SARs ($2,366,401) granted to Mr. Derham for his service as a consultant during the two-year term of his Consulting Services Agreement, which commenced on January 3, 2020.

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2020 Grants of Plan-Based Awards Table
Name	Type of Award(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)	Estimated Future Payouts Under Equity Incentive Plan Awards(3)		All Other Stock Awards; Number of Shares of Stock or Units (#)(4)	All Other Option Awards; Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
				Target ($)	Target (#)	Maximum (#)
T.Z. Rice	STIP	—	—	1,000,000	—	—	—	—	—	—
	PSU	2/27/20	2/26/20	—	366,972	550,458	—	—	—	2,007,337(6)
	PSU	2/27/20	2/26/20	—	458,716	688,074	—	—	—	2,509,177
	SO	2/27/20	2/26/20	—	—	—	—	1,000,000	$10.00	1,610,000
D.M. Khani	STIP	—	—	540,000	—	—	—	—	—	—
	PSU	2/25/20	2/11/20	—	137,620	206,430	—	—	—	836,730
	RSU	2/25/20	2/11/20	—	—	—	91,750	—	—	505,543
R.A. Duran	STIP	—	—	215,000	—	—	—	—	—	—
	PSU	2/25/20	2/11/20	—	55,050	82,575	—	—	—	334,704
	RSU	2/25/20	2/11/20	—	—	—	36,700	—	—	202,217
L. Evancho	STIP	—	—	214,500	—	—	—	—	—	—
	PSU	2/25/20	2/11/20	—	55,820	83,730	—	—	—	339,386
	RSU	2/25/20	2/11/20	—	—	—	37,220	—	—	205,082
W.E. Jordan	STIP	—	—	360,000	—	—	—	—	—	—
	PSU	2/25/20	2/11/20	—	110,100	165,150	—	—	—	669,408
	RSU	1/9/20	12/31/19	—	—	—	219,060	—	—	2,000,018(7)
	RSU	2/25/20	2/11/20	—	—	—	73,400	—	—	404,434
J.K. Derham	SAR	1/13/20	1/12/20	—	—	—	—	333,333	$10.00	869,999(8)
	SAR	1/13/20	1/12/20	—	—	—	—	906,667	$10.00	2,366,401(9)

(1)
Type of Award:

STIP	=	STIP for the 2020 Plan Year
PSU	=	2020 Incentive PSU Program Awards
SO	=	2020 Stock Options
RSU	=	2020 Restricted Stock Unit Awards
SAR	=	2020 Stock Appreciation Rights

(2)
These columns reflect the annual incentive award target amounts payable under the 2020 STIP. Awards with respect to the 2020 STIP were paid in cash in the first quarter of 2021. The target amounts reflected in the table represent the target 2020 annual incentive awards under the 2020 STIP, as approved by the Committee in connection with the Committee’s approval of the offer letter for each named executive officer (or, in the case of Mr. Rice, in early 2020). Performance results below specified levels would have resulted in zero payout under the 2020 STIP; there was no maximum individual award. See the section titled “Annual Incentives” in the CD&A for further discussion of the 2020 STIP for the 2020 plan year.

(3)
These columns reflect the target and maximum number of units payable under the 2020 Incentive PSU Program granted to certain executive officers on February 25, 2020, and, in the case of Mr. Rice, on February 27, 2020. Under the 2020 Incentive PSU Program, the performance measures are TSR over the period January 1, 2020 through December 31, 2022, as ranked among the comparably measured TSR of the applicable peer group, and adjusted well cost and adjusted free cash flow over the same period. As there is no guaranteed minimum payout for these awards and the Committee has discretion to decrease any award otherwise payable, we have not included a threshold amount. The “Target” amount represents 100% of the grant and the “Maximum” amount represents 150% of the grant. The actual payout amounts depend upon the satisfaction of the performance measures over the performance period. Grant date values are determined in accordance with ASC Topic 718.

(4)
This column reflects the number of time-based restricted stock units or stock appreciation rights granted to the named executive officers. Grant date values are determined in accordance with ASC Topic 718. See “2020 Long-Term Incentive Awards” in the CD&A for further discussion of these awards.

(5)
This column reflects the number of time-based stock options granted to certain named executive officers. Grant date values are determined in accordance with ASC Topic 718. See “2020 Long-Term Incentive Awards” in the CD&A for further discussion of these awards.

(6)
For Mr. Rice, the grant of 366,972 PSUs represents a prorated equity award for service as President and CEO during the second half of 2019.

(7)
For Mr. Jordan, the January 9, 2020 grant of 219,060 RSUs represents a sign-on grant of  $2 million, which was provided for in Mr. Jordan’s offer letter.

(8)
For Mr. Derham, the grant of 333,333 SARs represents the CFO SARs award granted to Mr. Derham for his service as Interim Chief Financial Officer during 2019 through January 3, 2020.

(9)
For Mr. Derham, the grant of 906,667 SARs represents the Consulting SARs award granted to Mr. Derham for his service as a consultant during the two-year term of his Consulting Services Agreement, which commenced on January 3, 2020.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
T.Z. Rice	1,000,000	10.00	2/27/27	—	—	366,972	4,664,214
	—	—	—	—	—	458,716	5,830,280
D.M. Khani	—	—	—	91,750	1,166,143	137,620	1,749,150
R.A. Duran	—	—	—	80,235	1,019,792	55,050	699,686
	—	—	—	36,700	466,457	—	—
L. Evancho	—	—	—	81,358	1,034,064	55,820	709,472
	—	—	—	37,220	473,066	—	—
W.E. Jordan	—	—	—	146,761	1,865,327	110,100	1,399,371
	—	—	—	73,400	932,914	—	—
J.K. Derham	333,333	10.00	1/13/30	—	—	—	—
	906,667	10.00	1/13/30	—	—	—	—

(1)
This column reflects (a) the 2019 restricted share awards granted on August 8, 2019 to Mr. Duran and Ms. Evancho, (b) the unvested portion of the 2020 restricted stock unit awards granted on January 9, 2020 to Mr. Jordan, and (c) the 2020 restricted stock unit awards granted on February 25, 2020 to Messrs. Khani, Duran, and Jordan and Ms. Evancho, in each case including accrued dividends, as applicable.

(2)
This column reflects the market value of shares of units of stock that have not vested, as determined by multiplying the number of shares or units as shown in the column to the left by $12.71.

(3)
This column reflects 2020 performance units awarded (at target) to Messrs. Rice, Khani, Duran, and Jordan and Ms. Evancho.

(4)
This column reflects the payout values at December 31, 2020 of unearned 2020 performance units. The payout values were determined by multiplying the number of units as shown in the column to the left by $12.71, the closing price of the Company’s common stock on December 31, 2020. The actual payout values under the programs depend upon, among other things, the Company’s actual performance through the end of the applicable performance periods and the Company’s future stock price.

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Option Exercised and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
T.Z. Rice	—	—	—	—
D.M. Khani	—	—	—	—
R.A. Duran	—	—	—	—
L. Evancho	—	—	—	—
W.E. Jordan	—	—	73,380	955,411
J.K. Derham	—	—	—	—

(1)
Stock awards value realized is determined by multiplying (i) the closing market price of EQT’s common stock on the vesting date by (ii) the number of shares of common stock that vested on that date.

Pension Benefits and Non-Qualified Deferred Compensation
The Company does not maintain a defined benefit pension plan or a deferred compensation plan for employees, and there are no deferred compensation balances.
Potential Payments Upon Termination of Change of Control
The Company maintains certain plans and has entered into certain agreements that require the Company to provide compensation to the named executive officers in the event of a termination of employment (or, in the case of Mr. Derham, an early termination of his consulting arrangement), including a termination of employment following a change of control of the Company. These plans and agreements are summarized below, and such summaries are qualified in their entirety by reference to the full text of such plans and agreements. The 2020 LTIP, the 2019 Long-Term Incentive Plan (the “2019 LTIP“), and Executive Severance Plan, as well as the forms of our Incentive Performance Share Unit Program, Restricted Stock Award Agreement, Restricted Stock Unit Award Agreement, Stock Option Participant Award Agreement, and Short-Term Incentive Plan, and other written agreements described below, have been filed with the SEC as exhibits to, or incorporated by reference in, our 2020 Annual Report.
Payments Pursuant to Executive Severance Plan
The Company established the Severance Plan on May 19, 2020 for the purpose of providing severance benefits to executive and other qualifying officers of the Company who are terminated from employment. The Severance Plan is intended to replace the existing legacy form of confidentiality, non-solicitation, and non-competition agreements with individual officers, which individual agreements previously served as the vehicle for establishing severance arrangements.
Messrs. Rice and Jordan and Ms. Evancho participate in the Severance Plan and are referred to in this discussion, collectively, as the participating named executive officers.
By accepting the Company’s offer to participate in the Severance Plan, each participating named executive officer agreed, among other things, to the following restrictive covenants:
■
restrictions on competition (24 months for Mr. Rice and 12 months for other participating named executive officers);

■
restrictions on customer solicitation (24 months for Mr. Rice and 12 months for other participating named executive officers); and

■
restrictions on employee, consultant, vendor, or independent contractor recruitment (24 months for Mr. Rice and 12 months for other participating named executive officers).

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Regular Severance
Under the Severance Plan, participating named executive officers are eligible to receive the following severance benefits upon a termination of employment (i) by the Company other than for “cause,” “disability,” or death, or (ii) by the participant with “good reason” (in each case, as defined in the Severance Plan):
■
A lump-sum cash payment equal to the amount of any unpaid annual cash bonus for the calendar year before the year in which the participant’s termination of employment occurs, payable based on actual performance when annual bonuses are paid in the ordinary course (the “Unpaid Prior Year Bonus”);

■
A cash severance payment generally equal to two times (for the Company’s Chief Executive Officer) or one times (for the other participating named executive officers) the sum of the participant’s (i) annual base salary and (ii) the average of the annual bonuses the participant earned for the three fiscal years preceding the year of the participant’s termination of employment, which will be paid in equal installments over a period ranging from 24 months (for the Company’s Chief Executive Officer) to 12 months (for all other participants) following the participant’s termination of employment;

■
A lump-sum cash payment equal to the participant’s annual cash bonus for the year in which the termination of employment occurs, prorated to reflect the number of days that the participant was employed during the calendar year and payable based on actual performance when annual bonuses are paid in the ordinary course;

■
A lump-sum cash payment equal to the product of  (i) 18 and (ii) 100% of the then-current COBRA monthly rate for family coverage, which will be paid within 60 days following the participant’s termination of employment; and

■
Accelerated vesting of a prorated portion of all outstanding time-vesting long-term incentive awards and continued vesting of a prorated portion of all outstanding performance-vesting awards through the conclusion of the applicable performance period, which will be settled based on actual performance at the end of the applicable performance period.

Termination in Connection with Change in Control
The Plan provides for modified severance payments and benefits to participating named executive officers in the event of a termination of employment by the Company without “cause” or by the participant for “good reason” within the two-year period commencing on a change in control (as defined in the EQT Corporation 2020 Long-Term Incentive Plan), as follows:
■
Payment of the Unpaid Prior Year Bonus;

■
A cash severance payment generally equal to three times (for the Company’s Chief Executive Officer) or two times (for the other participating named executive officers) the sum of the participant’s (i) annual base salary and (ii) the average of the annual bonuses the participant earned for the three fiscal years preceding the year of the participant’s termination of employment, which will be paid within 60 days following the participant’s termination of employment;

■
A lump-sum cash payment equal to the participant’s annual cash bonus for the year in which the termination of employment occurs, prorated to reflect the number of days that the participant was employed during the calendar year and payable based on actual performance when annual bonuses are paid in the ordinary course;

■
A lump-sum cash payment equal to the product of  (i) 24 and (ii) 100% of the then-current COBRA monthly rate for family coverage, which will be paid within 60 days following the participant’s termination of employment; and

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■
Accelerated vesting of all outstanding time-vesting long-term incentive awards and continued vesting of all outstanding performance-vesting awards remaining outstanding through the conclusion of the applicable performance period, which will be settled based on actual performance at the end of the applicable performance period.

“Cause” is defined as the executive officer’s (i) conviction of a felony, a crime of moral turpitude or fraud, or the executive having committed fraud, misappropriation, or embezzlement in connection with the performance of his or her duties; (ii) willful and repeated failures to substantially perform assigned duties; or (iii) violation of any provision of a written employment-related agreement or express significant policies of the Company.
“Good reason” is defined as the executive officer’s resignation within 90 days after (i) a reduction in the executive officer’s base salary of 10% or more (unless the reduction is applicable to all similarly situated employees); (ii) a reduction in the executive officer’s annual short-term bonus target of 10% or more (unless the reduction is applicable to all similarly situated employees); (iii) a significant diminution in the executive officer’s job responsibilities, duties or authority; (iv) a change in the geographic location of the executive officer’s primary reporting location of more than 50 miles; and/or (v) any other action or inaction that constitutes a material breach by the Company of the Severance Plan.
Receipt of these benefits is subject to the participating named executive officer executing and not revoking a release of claims in favor of the Company and his or her continued compliance with certain restrictive covenants.
The Plan does not provide for any tax gross-ups. In the event the executive officer would be subject to the 20% excise tax under Section 4999 of the Code (imposed on individuals who receive compensation in connection with a change of control that exceeds certain specified limits), the payments and benefits to the executive officer would be reduced to the maximum amount that does not trigger the excise tax unless the executive officer would retain greater value (on an after-tax basis) by receiving all payments and benefits and paying all excise and income taxes.
Written Agreements with Other Named Executive Officers
Confidentiality, Non-Solicitation and Non-Competition Agreements
In connection with their appointments as executive officers, the Company entered into the standard, legacy form of executive officer Confidentiality, Non-Solicitation, and Non-Competition Agreement with each of Messrs. Duran and Khani. Messrs. Duran and Khani are not participants in the Executive Severance Plan.
In each agreement, Mr. Duran and Mr. Khani agree, among other things, to the following restrictive covenants:
■
restrictions on competition (24 months);

■
restrictions on customer solicitation (24 months); and

■
restrictions on employee, consultant, vendor, or independent contractor recruitment (36 months).

The agreements provide for severance payments and benefits to the named executive officers in the event of a termination of employment by the Company without “cause” or by the named executive officer for “good reason” (each as defined below), regardless of whether that termination occurs before or after a change of control. In such an event, Messrs. Duran and Khani will be entitled to receive the following severance benefits:
■
Severance payment.   A lump-sum cash severance payment equal to the sum of the following amounts:

■
24 months of base salary;

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■
two times the average annual incentive earned for the three full years prior to the named executive officer’s termination, with appropriate accommodations for executives with shorter tenure; and

■
$25,000.

■
Benefits payment.   A lump-sum cash payment equal to the monthly COBRA rate for family coverage, multiplied by 12.

■
Vesting of time-based equity awards.   Stock options, restricted stock, restricted stock units, and other stock awards with time-based vesting restrictions will become immediately vested and exercisable in full and any restrictions on such awards shall lapse.

■
Vesting of performance-based equity awards.   Generally, performance-based equity awards will remain outstanding and will be earned, if at all, based on actual performance through the end of the performance period as if the named executive officer’s employment had not been terminated.

The definitions of  “Cause” and “Good Reason” are the same as under the Executive Severance Plan (see description above).
In order to receive severance benefits under a non-competition agreement, the executive must execute and deliver to the Company a general release of claims.
The agreements do not provide for any tax gross-ups. In the event the named executive officer would be subject to the 20% excise tax under Section 4999 of the Code (imposed on individuals who receive compensation in connection with a change of control that exceeds certain specified limits), the payments and benefits to the named executive officer would be reduced to the maximum amount that does not trigger the excise tax unless the named executive officer would retain greater value (on an after-tax basis) by receiving all payments and benefits and paying all excise and income taxes.
Payments Pursuant to Company Plans
Awards granted under the 2020 LTIP and 2019 LTIP provide that a participant would be entitled to the benefits described in the termination scenarios described below.
Termination for “Good Reason” or Without “Cause”
Upon termination for “good reason” or without “cause,” all awards under the 2020 LTIP and 2019 LTIP will vest as, and to the extent required by, the Severance Plan, in the case of Messrs. Rice and Jordan and Ms. Evancho, or the Confidentiality, Non-Solicitation and Non-Competition Agreements described above, in the case of Messrs. Duran and Khani. “Good reason” and “cause” have the meanings set forth above.
Voluntary Termination for Any Reason Other Than Good Reason
Generally, upon a voluntary termination of employment for any reason other than good reason, all unvested options, restricted shares, restricted stock units, and performance awards are forfeited. Unexercised vested options held on the date of termination would be exercisable for the remaining original term of the options. If, following a voluntary termination (other than for “good reason”), the participant remains on the Company’s Board, then the participant’s awarded equity will continue to vest for so long as the participant remains on such board.
Termination for “Cause”
Upon termination of employment for “cause,” all unvested options, restricted shares, restricted stock units, and performance awards, and all unexercised vested options, are forfeited.
Termination Resulting from Death or Disability
Upon a participant’s death, (i) 100% of the participant’s unvested 2020 restricted stock units and 2019 restricted shares would vest and (ii) 100% of the participant’s 2020 awarded performance share units would vest, with payment contingent upon achievement of the performance conditions.
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With respect to the 2019 restricted shares, if a participant’s employment is terminated as a result of disability, unvested 2019 restricted shares would vest as follows:
2019 Restricted Share Awards
Termination Date	Awarded Shares
Prior to first anniversary of grant date	0%
On or after the first anniversary of grant date and prior to the second anniversary of grant date	25%
On or after the second anniversary of grant date and prior to the third anniversary of grant date	50%
A participant who becomes disabled before payment of the 2020 performance share units may receive payment for a pro rata portion of the participant’s awarded performance share units, based on the number of calendar days during the three-year performance period the executive served prior to the termination resulting from disability.
Change of Control Under the 2020 LTIP
In 2020, the Company adopted, and the Company’s shareholders approved, the 2020 LTIP. While the 2020 LTIP replaced the 2019 LTIP, the awards outstanding under the 2019 LTIP remain subject to the terms and conditions of the 2019 LTIP. Each of these plans provides, as a default, “double trigger” vesting of awards, provided that such awards are assumed by an acquirer in a change of control transaction or equitably converted in the transaction. In other words, vesting of awards granted under the 2020 LTIP or the 2019 LTIP generally accelerates only if the participant’s employment is involuntarily terminated or the participant resigns for good reason within two years after a qualifying change of control. The Company believes “double trigger” vesting of equity awards enhances shareholder value by encouraging executive retention during and following a change of control transaction, enhancing post-change of control integration with an acquirer, and aligning executive incentives with the interests of the Company’s shareholders.
In the event of a change of control of the Company, the treatment of awards outstanding under the 2020 LTIP and the 2019 LTIP depends on whether the awards are assumed by an acquirer in a change of control or equitably converted in the transaction. If the awards are assumed by the acquirer or equitably converted in the transaction and the participant’s employment is involuntarily terminated or the participant resigns for good reason within two years after the qualifying change of control, then, upon such termination or resignation:
■
all of the participant’s unvested options automatically accelerate and become fully exercisable;

■
all of the participant’s time-based vesting restrictions on restricted shares and restricted stock units lapse; and

■
the performance criteria and other conditions to payment of the participant’s outstanding performance awards automatically shall be deemed to have been achieved at the actual performance level achieved as of the end of the calendar quarter immediately preceding the date of termination, and such awards shall be paid on that basis.

However, if the awards are not assumed by the acquirer or equitably converted in the transaction:
■
all unvested options automatically accelerate and become fully exercisable;

■
all of the participant’s time-based vesting restrictions on restricted shares and restricted stock units lapse; and

■
the performance criteria and other conditions to payment under the outstanding performance awards shall be deemed to have been achieved at the actual performance level achieved as of the end of the calendar quarter immediately preceding the date of the change of control, and such awards shall be paid on that basis.

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EXECUTIVE COMPENSATION

Each of the 2020 LTIP and the 2019 LTIP define “change of control” to mean, generally, any of the following events:
■
the sale of all or substantially all of the Company’s assets, unless the Company’s shareholders prior to the sale own at least 80% of the acquirer’s stock after the sale;

■
the acquisition by a person or group of beneficial ownership of 20% or more of the Company’s outstanding common stock, subject to enumerated exceptions;

■
the termination of the Company’s business and the liquidation of the Company;

■
the consummation of a merger, consolidation, reorganization, share exchange, or similar transaction of the Company, unless the Company’s shareholders immediately prior to the transaction continue to hold more than 60% of the voting securities of the resulting entity, no person beneficially owns 20% or more of the resulting entity’s voting securities, and individuals serving on the Company’s Board immediately prior to the transaction constitute at least a majority of the resulting entity’s board; and

■
a change in the composition of the Board, so that existing Board members and their approved successors do not constitute a majority of the Board.

General
Under the 2020 LTIP and the 2019 LTIP, a participant has no rights in respect of outstanding PSU, RSU, or restricted stock awards prior to payment.
Short-Term Incentive Plan
The 2020 Short-Term Incentive Plan (the “STIP”) contains guidelines to determine awards when a participant’s status changes during the year. The guidelines provide for no payment in the case of a participant who is terminated for “cause,” which has a meaning substantially the same as under the Severance Plan. A participant may be considered for a pro rata payment in the event of termination due to reorganization (and not the fault of the participant), resignation, death, or disability, in all such cases contingent upon achievement of the performance criteria and the participant otherwise qualifying for incentive payment, and subject to the Committee’s discretion to pay a lesser amount.
Under the terms of the STIP, in the event of a change of control (as defined in the 2020 LTIP), the plan year under the STIP will automatically end, the performance goals shall be deemed to have been achieved for the pro rata portion of the calendar year that elapsed through the date of the change of control at target levels or, if actual performance is greater, at actual levels, and incentive awards will be paid to the participants, subject to terms of the Plan and the Committee’s discretion to pay a lesser amount.
Payments Triggered upon Hypothetical Termination of Employment or Change of Control on December 31, 2020
The tables below reflect the amount of compensation payable to each named executive officer upon a hypothetical termination of employment or change of control on December 31, 2020.
For purposes of the analysis, the Company has assumed that:
(i)
any amount payable in the discretion of the Committee will be paid, the amount paid will conform to any guidelines included in an applicable plan, and the amounts constituting benefits and perquisites will be paid at market rates. These assumptions are not intended to be suggestive of the decisions that the Committee will make in any actual circumstance;

(ii)
each named executive officer will take all action necessary or appropriate for such named executive officer to receive the maximum available benefit, such as the execution of a release of claims or compliance with the covenants described above;

(iii)
no named executive officer will remain on the Company’s Board following termination of employment; and

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(iv)
in the event of a change of control, the acquirer does not assume or equitably convert the outstanding long-term incentive awards issued under the 2020 LTIP or the 2019 LTIP and, therefore, such awards accelerate and pay out upon the change of control. Under the terms of each of the 2020 LTIP and the 2019 LTIP, however, an acquirer could elect to allow such awards to remain outstanding or to convert such awards to other awards on an equitable basis. If such amounts are, in fact, paid upon the occurrence of a change of control, the named executive officer would not be entitled to a duplicate payment upon a subsequent termination of employment for any reason.

The closing price of the Company’s common stock on December 31, 2020 ($12.71 per share) is used where payment amounts or values are dependent upon the Company’s stock price.
The actual amounts to be paid to each named executive officer upon a termination of employment or a change of control may be determined only at the time of the termination of employment or change of control.
For the purposes of the tables below, “good reason” is defined in the Severance Plan or in the named executive officer’s Confidentiality, Non-Solicitation, and Non-Competition Agreement, as applicable. In all cases, “termination by executive without good reason” includes retirement.
The discussion above and the tables below do not address:
■
Vested Company distributions and retirement matches to the 401(k) plan;

■
Distributions of amounts invested in the Company’s employee stock purchase plan;

■
Life insurance in an amount equal to one-times base salary;

■
Potential impacts from any accelerations or other payments considered to be “parachute payments” under Code Sections 280G and 4999 (see “Excise Tax Provisions” above, under “Agreements with the Named Executive Officers”);

■
Payments under the Company’s long-term disability insurance policy; or

■
Similar payments

as these plans and arrangements do not discriminate in favor of the Company’s named executive officers and are available generally to all salaried employees.
Toby Z. Rice
	Termination by Company Without Cause ($)	Termination by Company for Cause ($)	Termination by Executive for Good Reason ($)	Termination by Executive Without Good Reason	Termination upon Change of Control(1) ($)	Death ($)	Disability ($)
Payments Under Severance Plan(2)	2,032,691	—	2,032,691	—	3,043,588	—	—
Short-Term Incentive	1,000,000	—	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Long-Term Incentive(3)	6,208,165	—	6,208,165	—	13,204,494	13,204,494	1,554,738
Total	9,240,856	—	9,240,856	1,000,000	17,248,082	14,204,494	2,554,738
EQT CORPORATION 2021 PROXY STATEMENT | 73

EXECUTIVE COMPENSATION

David M. Khani
	Termination by Company Without Cause ($)	Termination by Company for Cause ($)	Termination by Executive for Good Reason ($)	Termination by Executive Without Good Reason	Termination upon Change of Control(1) ($)	Death ($)	Disability ($)
Payments Under Agreement	2,206,794	—	2,206,794	—	2,206,794	—	—
Short-Term Incentive	540,000	—	540,000	540,000	540,000	540,000	540,000
Long-Term Incentive(3)	2,915,293	—	2,915,293	—	2,915,293	2,915,293	583,050
Total	5,662,087	—	5,662,087	540,000	5,662,087	3,455,293	1,123,050
Richard A. Duran
	Termination by Company Without Cause ($)	Termination by Company for Cause ($)	Termination by Executive for Good Reason ($)	Termination by Executive Without Good Reason	Termination upon Change of Control(1) ($)	Death ($)	Disability ($)
Payments Under Agreement	1,236,794	—	1,236,794	—	1,236,794	—	—
Short-Term Incentive	215,000	—	215,000	215,000	215,000	215,000	215,000
Long-Term Incentive(3)	2,185,934	—	2,185,934	—	2,185,934	2,185,934	488,176
Total	3,637,728	—	3,637,728	215,000	3,637,728	2,400,934	703,176
Lesley Evancho
	Termination by Company Without Cause ($)	Termination by Company for Cause ($)	Termination by Executive for Good Reason ($)	Termination by Executive Without Good Reason	Termination upon Change of Control(1) ($)	Death ($)	Disability ($)
Payments Under Severance Plan(2)	559,191	—	559,191	—	1,096,588	—	—
Short-Term Incentive	214,500	—	214,500	214,500	214,500	214,500	214,500
Long-Term Incentive(3)	852,982	—	852,982	—	2,216,603	2,216,603	495,007
Total	1,626,673	—	1,626,673	214,500	3,527,691	2,431,103	709,507
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EXECUTIVE COMPENSATION

William E. Jordan
	Termination by Company Without Cause ($)	Termination by Company for Cause ($)	Termination by Executive for Good Reason ($)	Termination by Executive Without Good Reason	Termination upon Change of Control(1) ($)	Death ($)	Disability ($)
Payments Under Severance Plan(2)	842,691	—	842,691	—	1,663,588	—	—
Short-Term Incentive	360,000	—	360,000	360,000	360,000	360,000	360,000
Long-Term Incentive(3)	1,175,182	—	1,175,182	—	4,197,612	4,197,612	466,457
Total	2,377,873	—	2,377,873	360,000	6,221,200	4,557,612	826,457

(1)
For Termination upon Change of Control, we have assumed a change of control of the Company and a termination of employment by the surviving company without cause (or a resignation of the officer for good reason) on that date.

(2)
For Messrs. Rice and Jordan and Ms. Evancho, the amount he or she would be entitled to receive pursuant to Section 3.4.3 (non-Change of Control) and 3.5.3 (Change of Control) of the Severance Plan in the event of termination by the Company without “cause” or by the executive for “good reason” is reflected under “Short-Term Incentive,” as the Severance Plan provides that ultimate payment of this amount will be based upon actual performance at the time such annual cash bonuses are paid under the STIP.

(3)
Long-Term Incentive reflects the value of cash and stock payments an executive would be entitled to receive under outstanding long-term incentive programs under each of the various termination scenarios.

J. K. Derham
As described above, upon Mr. Khani’s joining the Company as Chief Financial Officer on January 3, 2020, Mr. Derham ceased to serve in the capacity of Interim Chief Financial Officer and the term of his Services Agreement to provide consulting services to the Company commenced. Assuming a hypothetical termination of Mr. Derham’s Services Agreement on December 31, 2020, either by the Company without “cause” or by Mr. Derham for “good reason” (each as defined in the Services Agreement), upon execution and non-revocation of a general release of claims, Mr. Derham would be entitled to receive a lump-sum cash payment in the amount of approximately $720,000, representing the remaining consulting fees that otherwise would have been earned under the Services Agreement had Mr. Derham continued providing consulting services for the remainder of the two-year term. Additionally, Mr. Derham’s SARs would have vested and become exercisable. The value of these SARs if exercised as of December 31, 2020 would have been $3,360,400.
EQT CORPORATION 2021 PROXY STATEMENT | 75

EXECUTIVE COMPENSATION

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our CEO, Mr. Toby Rice, on December 31, 2020, to that of our median employee. In making this pay ratio disclosure, other companies may use assumptions, estimates, and methodologies different than ours; as a result, the following information may not be directly comparable to the information provided by other companies in our peer group or otherwise. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
Our President and CEO, Mr. Toby Rice, had annual total compensation for 2020, calculated pursuant to SEC rules, of  $7,526,515. The annual total compensation of the median employee of the Company for 2020, calculated pursuant to SEC rules, was $115,690. Accordingly, the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee of the Company was 65.05:1 for 2020.
During 2020, there were no changes to our employee population or our employee compensation arrangements that we believed would significantly impact our pay ratio disclosure. Accordingly, our median employee remained unchanged from 2019, at which time we had identified the median employee by selecting total cash compensation as our compensation measure. Total cash compensation is annual base salary plus target annual bonus or, in the case of hourly employees, hourly rate as of the measurement date times expected hours per year plus target annual bonus. We did not make any other assumptions, adjustments, or estimates with respect to total cash compensation. We selected total cash compensation as an appropriate compensation measure because we did not widely distribute annual equity awards to our employee base in 2019. We then selected the median employee, having identified the 2019 total cash compensation for all of our employees (excluding our CEO) on our measurement date, December 31, 2019, the last day of our payroll year. We included all employees (full-time and part-time) in our calculation, excluding on-site drilling and completion specialists, whose pay is variable to such a significant degree that we could not determine with any reasonable degree of certainty an amount of total cash compensation.
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Audit Matters

Proposal 3―Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee annually evaluates the selection of our independent registered accounting firm each year and has reappointed Ernst & Young LLP as the Company’s independent registered public accounting firm (an independent accounting firm) to examine the consolidated financial statements of the Company and its subsidiaries for the calendar year 2021. In deciding whether to reappoint Ernst & Young LLP, the Audit Committee considered a number of factors, including, but not limited to the quality of services, the effectiveness of communications, and the technical expertise and knowledge of the industry. The Audit Committee is directly involved with the selection of the lead engagement partner, including in connection with the mandated rotation of the independent auditor’s lead engagement partner every five years.
Ernst & Young LLP (including its predecessor) has acted as an independent accounting firm for the Company since 1950. Although shareholder approval is not required for the appointment of an independent accounting firm, the Audit Committee and the Board believe that soliciting the Company’s shareholders’ input is a matter of good corporate practice. If the shareholders fail to ratify the selection, it will be considered as a directive to the Audit Committee and the Board to consider the appointment of another independent accounting firm for the following year, but the Board and the Audit Committee are not required to do so. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of Ernst & Young LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if he or she desires to do so.
The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.
EQT CORPORATION 2021 PROXY STATEMENT | 77

Audit Matters

Auditor Fees

The following chart details the fees billed to the Company by Ernst & Young LLP during 2020 and 2019:
	Fiscal Year Ended December 31,
E&Y Fees	2020 ($)	2019 ($)
Audit fees(1)	2,982,521	2,675,500
Audit-related fees(2)	407,460	91,950
Tax fees(3)	0	110,000
All other fees	0	0
Total fees	3,389,981	2,877,450

(1)
Audit fees include fees for the audit of the Company’s annual financial statements and internal control over financial reporting, reviews of financial statements included in the Company’s quarterly reports, and services that are normally provided in connection with statutory and regulatory filings or engagements, including certain attest engagements and consents.

(2)
Audit-related fees include fees for audits of, and consents related to, employee benefit plans, work performed in connection with registration statements, such as due diligence procedures and issuance of comfort letters, internal control advisory services outside the scope of the Company’s audit, and attest engagements not required by statute or regulation.

(3)
Tax fees include fees for tax advisory services and tax planning services.

The Audit Committee has adopted a Policy Relating to Services of Registered Public Accountant under which the Company’s independent accounting firm is not allowed to perform any service that may have the effect of jeopardizing the independent accounting firm’s independence. Without limiting the foregoing, the independent accounting firm may not be retained to perform the following:
■
Bookkeeping or other services related to the accounting records or financial statements

■
Financial information systems design and implementation

■
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

■
Actuarial services

■
Internal audit outsourcing services

■
Management functions

■
Human resources functions

■
Broker-dealer, investment adviser, or investment banking services

■
Legal services

■
Expert services unrelated to the audit

■
Prohibited tax services

All audit and permitted non-audit services for the Company and its subsidiaries must be pre-approved by the Audit Committee. The Audit Committee has delegated specific pre-approval authority with respect to audit and permitted non-audit services to the Chair of the Audit Committee, but only where pre-approval is required to be acted upon prior to the next Audit Committee meeting and where the aggregate audit and permitted non-audit services fees are not more than $75,000. The Audit Committee encourages management to seek pre-approval from the Audit Committee at its regularly scheduled meetings. In 2020, 100% of the professional fees reported as audit-related fees and tax fees required to be pre-approved complied with the above policy.
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Audit Matters

Report of the Audit Committee

The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s accounting and financial reporting processes. In doing so, the Audit Committee is responsible for the appointment and compensation of the Company’s independent registered public accounting firm and has oversight for its qualification, independence, and performance. The Audit Committee’s charter sets forth its duties and responsibilities. The Audit Committee charter, which was last amended in December 2020, is available on the Company’s website at www.eqt.com. As set forth in the charter, management is responsible for the internal controls and accounting and financial reporting processes of EQT Corporation. The independent registered public accounting firm is responsible for expressing opinions on the conformity of EQT Corporation’s audited consolidated financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include monitoring and overseeing these processes.
The Audit Committee is composed of five non-employee, independent members of the Board of Directors. No member currently serves on more than two other public company audit committees. The Board of Directors has determined that all of the members of the Audit Committee are financially literate and that each of Mr. Thorington and Mses. Canaan and Vanderhider is an audit committee financial expert, as that term is defined by the SEC. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are in fact “independent.”
In the performance of the Audit Committee’s oversight function, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2020 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting with the management of EQT Corporation. The Audit Committee has met with Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and such other matters as it deemed to be appropriate, including the overall scope and plans for the audit. The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP the firm’s independence from management and the Company. The Audit Committee also reviewed the amount of fees paid to Ernst & Young LLP for both audit and non-audit services. In doing so, the Audit Committee considered whether the provision of non-audit services to the Company was compatible with maintaining the independence of Ernst & Young LLP.
Based on the reports and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the EQT Corporation 2020 Annual Report.
This report is not soliciting material, is not deemed to be filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
This report has been furnished by the Audit Committee of the Board of Directors.
Stephen A. Thorington, Chair
Philip G. Behrman, Ph.D.
Lee M. Canaan
Anita M. Powers
Hallie A. Vanderhider
EQT CORPORATION 2021 PROXY STATEMENT | 79

Equity Ownership

Security Ownership of Certain Beneficial Owners

The following shareholders reported to the SEC that they owned more than 5% of the Company’s outstanding common stock:
NAME AND ADDRESS	SHARES BENEFICIALLY OWNED	PERCENT OF COMMON STOCK OUTSTANDING(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	24,713,221(2)	8.9%
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	31,781,884(3)	11.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	25,382,520(3)	9.1%

(1)
Percentages are based on 278,854,465 shares of the Company's common stock outstanding as of February 5, 2021.

(2)
Information based on an amendment to Schedule 13G filed by BlackRock, Inc. with the SEC on February 5, 2021, reporting that BlackRock, Inc. has sole voting power over 23,239,305 shares and sole dispositive power over 24,713,221 shares, and shared voting and dispositive power with respect to 0 shares.

(3)
Information based on an amendment to Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 16, 2021, reporting that T. Rowe Price Associates, Inc. has sole voting power over 11,287,634 shares and sole dispositive power over 31,781,884 shares, and shared voting and dispositive power with respect to 0 shares; and T. Rowe Price Mid-Cap Value Fund, Inc. has sole voting power over 20,282,841 shares, sole dispositive power with respect to 0 shares, and shared voting and dispositive power with respect to 0 shares.

(4)
Information based on an amendment to Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2021, reporting that The Vanguard Group has sole voting power over 0 shares, sole dispositive power over 24,984,244 shares, shared voting power over 181,028 shares, and shared dispositive power over 398,276 shares.

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Equity Ownership

Security Ownership of Management

The table below sets forth the number of shares of EQT common stock beneficially owned by the Company’s directors and named executive officers (as determined under SEC rules) and all directors and executive officers as a group as of February 5, 2021, including EQT shares they had the right to acquire within 60 days after February 5, 2021.
The amounts and percentages of EQT shares beneficially owned are reported below on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.
Except as indicated by footnote, the persons named below have sole voting and investment power with respect to all EQT shares shown as beneficially owned by them, subject to community property laws where applicable, and none of the EQT shares are subject to a pledge.
EQT CORPORATION 2021 PROXY STATEMENT | 81

Equity Ownership

NAME	EXERCISABLE EQT STOCK OPTIONS(1)	NUMBER OF EQT SHARES BENEFICIALLY OWNED(2)	PERCENT OF CLASS(3)
L. I. Beebe Chair	0	16,282	*
P. G. Behrman Director	0	53,631	*
L. M. Canaan Director	0	11,282	*
J. L. Carrig Director	0	21,282(4)	*
K. J. Jackson Director	0	11,782	*
J. F. McCartney Chair	0	24,432	*
J. T. McManus II Director	0	26,281	*
A. M. Powers Director	0	17,036	*
D. J. Rice IV Director	0	253,894	*
S. A. Thorington Director	0	42,233	*
H. A. Vanderhider Director	0	16,282	*
T. Z. Rice Director, President and Chief Executive Officer	333,333	400,000	*
D. M. Khani Chief Financial Officer	0	30,583	*
R. A. Duran Chief Information Officer	0	92,799	*
L. Evancho Chief Human Resources Officer	0	94,931	*
W. E. Jordan Executive Vice President and General Counsel	0	201,131	*
J. Kyle Derham Former Interim Chief Financial Officer	0	50,000	*
Directors and executive officers as a group (17 individuals)	333,333	1,318,107	*

*
Less than 1%.

(1)
This column reflects the number of shares of Company common stock that the executive officers and directors had a right to acquire within 60 days after February 5, 2021 through the exercise of stock options.

(2)
This column reflects Company shares held of record and shares owned through a broker, bank, or other nominee. For non-employee directors, this column includes deferred stock units (as described in the “Equity-Based Compensation” discussion included under the caption “Directors’ Compensation” above), including accrued dividends, that will be settled in common stock, over which the directors have no voting or investment power prior to settlement (Ms. Beebe—11,282; Dr. Behrman—26,585; Ms. Canaan—11,282; Ms. Carrig—11,282; Dr. Jackson—11,282; Mr. McCartney—5,634; Mr. McManus—5,634; Ms. Powers—11,388; Mr. D. Rice—19,471; Mr. Thorington—26,585; and Ms. Vanderhider—11,282). For Dr. Behrman and Messrs. Daniel Rice and McCartney, this column also includes deferred stock units, including accrued dividends, that will be settled

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Equity Ownership

in common stock in connection with the deferral of director fees, over which the directors have sole investment but no voting power prior to settlement (Dr. Behrman—1,398; Mr. McCartney—8,408; and Mr. D. Rice—14,814).
(3)
For each of the directors and named executive officers, this column reflects (i) the sum of the shares beneficially owned by him or her, the stock options exercisable by him or her within 60 days of February 5, 2021, and his or her deferred stock units that will be settled in common stock, as a percentage of  (ii) the sum of the outstanding shares of EQT common stock at February 5, 2021, all options exercisable by him or her within 60 days of February 5, 2021, and all of his or her deferred stock units that will be settled in common stock upon termination of his or her service. For all directors and executive officers as a group, this column reflects (a) the sum of the shares beneficially owned by them, the stock options exercisable by them within 60 days of February 5, 2021, and their deferred stock units that will be settled in common stock, as a percentage of  (b) the sum of the outstanding shares of EQT common stock at February 5, 2021, all options exercisable by them within 60 days of February 5, 2021, and all of their deferred stock units that will be settled in common stock upon termination of their service.

(4)
Shares beneficially owned include 5,000 shares held by Ms. Carrig’s spouse.

EQT CORPORATION 2021 PROXY STATEMENT | 83

Questions and Answers About the 2021
Annual Meeting

We have elected to furnish our proxy statement and 2020 Annual Report to certain of our shareholders over the Internet pursuant to SEC rules, which allows us to reduce costs associated with the 2021 Annual Meeting. On or about March 2, 2021, we will mail to certain of our shareholders a notice of Internet availability of proxy materials containing instructions regarding how to access our proxy statement and 2020 Annual Report online (the “eProxy Notice”). The eProxy Notice contains instructions regarding how you can elect to receive printed copies of the proxy statement and 2020 Annual Report. All other shareholders will receive printed copies of the proxy statement and 2020 Annual Report, which will be mailed to such shareholders on or about March 2, 2021.
EQT is soliciting proxies for its 2021 Annual Meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. This proxy statement and the accompanying materials contain information about the items you will vote on at the annual meeting and about the voting process.
2021 Annual Meeting of Shareholders

Time and Date	Place	Record Date
Wednesday, April 21, 2021 8:00 a.m. Eastern Time	Virtual meeting via live webcast, accessible at: www.meetingcenter.io/281736112	If you owned common stock of EQT Corporation at the close of business on Friday, February 5, 2021, the record date, you may vote at this meeting
What items will be voted on at the Annual Meeting and how does the Board recommend that I vote?

Shareholders will vote on the following items if each is properly presented at the 2021 Annual Meeting:
Agenda Item	EQT Board Voting Recommendation	See Page
1 The election to the Board of the 12 directors nominated by the Board to serve for one-year terms	FOR EACH DIRECTOR	11
2 The approval of a non-binding resolution regarding the compensation of the Company’s named executive officers for 2020	FOR	36
3 The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021	FOR	77
Who is entitled to vote and how many votes do I have?

You may vote if you held common stock of EQT at the close of business on February 5, 2021. For each item presented for voting, you have one vote for each share you own.
What if I received an eProxy Notice?

The SEC permits us to distribute proxy materials to shareholders electronically. We have elected to provide access to our proxy materials and 2020 Annual Report to certain of our shareholders on the Internet instead of mailing the full set of printed proxy materials. On or about March 2, 2020, we will mail to certain of our shareholders an eProxy Notice containing instructions regarding how to access our
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Questions and Answers About the 2021 Annual Meeting

proxy statement and 2020 Annual Report and how to vote online. If you received an eProxy Notice by mail, you will not receive printed copies of the proxy materials and 2020 Annual Report in the mail unless you request them. Instead, the eProxy Notice provides instructions on how to access and review online the proxy statement and 2020 Annual Report. The eProxy Notice also instructs you on how to submit your vote over the Internet. If you received an eProxy Notice by mail and would like to receive a printed copy of our proxy materials and 2020 Annual Report, you should follow the instructions included in the eProxy Notice for requesting copies of these materials.
What is the difference between holding shares as a shareholder of record or as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, Computershare Limited (“Computershare”), you are considered the “shareholder of record” of those shares. The notice of annual meeting, proxy statement, and accompanying materials have been sent to you directly by Computershare.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The eProxy Notice or notice of annual meeting, proxy statement, and accompanying materials have been forwarded to you by your broker, bank, or other holder of record that is considered the “shareholder of record” of those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record in voting your shares by using the Voting Instruction Form (“VIF”) included in the mailing, or by following the instructions from the holder of record for voting by telephone or on the Internet. Please instruct your broker, bank, or other holder of record how to vote your shares using the VIF you received from them. Please return your completed VIF to your broker, bank, or other holder of record and contact the person responsible for your account so that your vote can be counted. If your broker, bank, or other holder of record permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well.
If you hold restricted shares through the 2020 LTIP, the 2019 LTIP, or the 2014 Long-Term Incentive Plan (the “2014 LTIP”), the administrator of such plan has transferred its voting authority with respect to such restricted shares directly to you and you will be able to vote such shares as if they were registered directly in your name.
If your shares are held through the Employee Savings Plan, see “How do I vote shares held through the Employee Savings Plan?” below for instructions regarding how to vote your shares and the right of the trustee to vote your shares on matters for which it has not received voting instructions.
How do I vote if I am a shareholder of record?

If you are a shareholder of record, you may vote your shares:

BY TELEPHONE	BY INTERNET	BY MAIL	BY MOBILE DEVICE	VIRTUALLY
Call toll-free 1-800-652-VOTE (1-800-652-8683) in the USA, US territories, or Canada	Visit 24/7 www.investorvote.com/EQT	Complete, date, and sign your proxy card and send by mail in the enclosed postage- paid envelope	Scan the QR code	Virtually attend the annual meeting as an authenticated shareholder and cast your ballot online during the virtual meeting

■
Have your proxy card or Notice with your control number available and follow the instructions

■
The deadline to vote by phone is 11:59 p.m. Eastern Time on April 20, 2021

■
If you vote by phone or electronically, you do not need to return a proxy card

EQT CORPORATION 2021 PROXY STATEMENT | 85

Questions and Answers About the 2021 Annual Meeting

Even if you plan to virtually attend the meeting, we encourage you to vote by proxy as soon as possible.
If you vote by submitting your proxy card, your shares will be voted as indicated on your properly completed, unrevoked proxy card. If you return your proxy card but do not indicate how your shares should be voted on an item, the shares represented by your properly completed, unrevoked proxy card will be voted as recommended by the Board with respect to such item. If you do not return a properly completed proxy card and do not vote by virtually attending the meeting and voting online during the meeting, by telephone, or on the Internet, your shares will not be voted.
In the case of Internet or telephone voting, you should have your proxy card in hand and retain the card until you have completed the voting process. If you vote by Internet or telephone, you do not need to return the proxy card by mail. Even if you plan to virtually attend the meeting, we encourage you to vote by proxy as soon as possible.
How do I vote if I am a beneficial holder of shares held in “street name”?

If your shares are held by a broker, bank, or other holder of record in “street name” (including shares purchased through the 2008 Employee Stock Purchase Plan and its predecessor), you should receive (i) an eProxy Notice or (ii) a VIF together with copies of the proxy statement and 2020 Annual Report.
Your broker, bank, or other holder of record (or designee thereof) will vote your shares in accordance with the instructions on your returned VIF. You may instruct the holder of record to vote your shares by:
■
completing the VIF as outlined in the instructions on the form and signing, dating, and returning the VIF in the prepaid envelope provided;

■
following the instructions at the Internet site indicated on your VIF; or

■
following the instructions for telephone voting after calling the number indicated on your VIF.

See “Is my vote important and how are the votes counted?” below for the right of brokers, banks, and other holders of record to vote on routine matters for which they have not received voting instructions.
Please review your VIF for the date by which your instructions must be received in order for your shares to be voted. You may also vote by virtually attending the meeting and voting online during the meeting if you register in advance to attend the 2021 Annual Meeting. See “How do I register to virtually attend the 2021 Annual Meeting?” below for instructions. In the case of Internet or telephone voting, you should have your VIF in hand and retain the form until you have completed the voting process. If you vote by Internet or telephone, you do not need to return the VIF by mail.
How do I vote shares held through the Employee Savings Plan?

If you hold shares through the Employee Savings Plan, you will receive a separate voting direction card, proxy statement, and 2020 Annual Report. The trustee of the Employee Savings Plan will vote your shares in accordance with the instructions on your returned direction card. You may instruct the trustee to vote your shares by:
■
completing the direction card as outlined in the instructions on the card and signing, dating, and returning the direction card in the prepaid envelope provided;

■
following the instructions at the Internet site indicated on your voting direction card; or

■
following the instructions for telephone voting after calling the number indicated on your direction card.

If you do not return a direction card with respect to your Employee Savings Plan shares, the trustee will vote your shares in proportion to the way other plan participants voted their shares. Please note
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that, consistent with the terms of the Employee Savings Plan, the direction card representing your Employee Savings Plan shares must be received by the trustee, or votes with respect to Employee Savings Plan shares must be submitted electronically, by no later than 11:59 p.m., Eastern Time, on April 10, 2021, which deadline represents an earlier voting cutoff than the proxy cards and VIFs you may have received for your other share accounts.
In the case of Internet or telephone voting, you should have your direction card in hand and retain the card until you have completed the voting process. If you vote by Internet or telephone, you do not need to return the direction card by mail.
Please also note that only the trustee of the Employee Savings Plan may vote your shares on your behalf―you may not vote your Employee Savings Plan shares by virtually attending the meeting and voting online during the meeting.
How do I vote restricted shares held through the 2020 LTIP, the 2019 LTIP, or the 2014 LTIP?

Employees holding restricted shares through the 2020 LTIP, the 2019 LTIP, or the 2014 LTIP will receive a proxy card, proxy statement, and 2020 Annual Report. You may vote your shares:
■
by virtually attending the annual meeting and voting online during the meeting;

■
by completing the proxy card as outlined in the instructions on the card and signing, dating, and returning the proxy card in the prepaid envelope provided;

■
by following the instructions at the Internet site indicated on your proxy card; or

■
by following the instructions for telephone voting after calling the number indicated on your proxy card.

Even if you plan to virtually attend the meeting, we encourage you to vote by proxy as soon as possible.
May I change my vote?

If you are a shareholder of record, you may revoke your proxy before polls are closed at the meeting by:
■
voting again by submitting a revised proxy card or voting by Internet or telephone, as applicable, on a date later than the prior proxy;

■
virtually attending the annual meeting and voting online during the meeting; or

■
notifying the Company’s Corporate Secretary in writing that you are revoking your proxy.

Virtual attendance at the annual meeting alone is not sufficient to revoke a prior properly submitted proxy.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other holder of record.
What if I receive more than one proxy card, direction card, and/or VIF?

This means that you have multiple accounts holding EQT shares. These may include accounts with our transfer agent, accounts with a broker, bank, or other holder of record, and shares held by the trustee of our employee savings plan. In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on each proxy card to ensure that all of your shares are voted.
EQT CORPORATION 2021 PROXY STATEMENT | 87

Questions and Answers About the 2021 Annual Meeting

We encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at:
Computershare P.O. Box 505000 Louisville, Kentucky 40233
toll-free 1-800-589-9026
www.computershare.com/investor
If you receive more than one VIF, please contact the broker, bank, or other holder of record holding your shares to determine whether you can consolidate your accounts.
What is householding?

We have adopted a procedure approved by the SEC called “householding,” which reduces our printing costs and postage fees. Under this procedure, shareholders of record who have the same address and last name may receive only one copy of our proxy statement and 2020 Annual Report unless one or more of these shareholders notify us that they wish to receive individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.
If a shareholder of record residing at a household to which we sent only one copy of our proxy statement and 2020 Annual Report wishes to receive separate documents in the future, he or she may discontinue householding by contacting our transfer agent, Computershare, at:
Computershare P.O. Box 505000 Louisville, Kentucky 40233
toll-free 1-800-589-9026
www.computershare.com/investor
If you are an eligible shareholder of record receiving multiple copies of our proxy statement and 2020 Annual Report, you can request householding by contacting the Company’s Corporate Secretary. See “How do I contact EQT’s Corporate Secretary?” below. If you own your shares through a broker, bank, or other holder of record, you can request householding by contacting the applicable holder of record.
If a shareholder of record residing at a household to which we sent only one copy of our proxy statement and 2020 Annual Report wishes to receive an additional copy for the 2021 Annual Meeting, he or she may contact the Company’s Corporate Secretary. The Company will promptly deliver, upon written or oral request, a separate proxy statement and 2020 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered.
What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, bank, or other holder of record, you have the right to direct your broker, bank, or other holder of record in voting your shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other holder of record cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed “non-routine.” We believe Proposal 3―Ratification of the Appointment of Independent Registered Public Accounting Firm is a “routine” matter and, as a result, we do not expect there to
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be any broker non-votes. Proposal 1―Election of Directors and Proposal 2―Approval of a Non-Binding Resolution Regarding the Compensation of the Company’s Named Executive Officers for 2020 (“Say-on-Pay”) are “non-routine” matters, and brokers, banks, or other holders of record cannot vote your shares on such proposals if you have not given voting instructions. In these cases, the broker, bank, or other holder of record can register your shares as being present at the 2021 Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the NYSE rules.
Is my vote important and how are the votes counted?

Your vote is very important. Each share of EQT stock that you own as of the close of business on February 5, 2021, the record date for the 2021 Annual Meeting, represents one vote. If you do not vote your shares, you will not have a say in the important issues to be voted on at the 2021 Annual Meeting. Many of our shareholders do not vote, so shareholders who do vote may influence the outcome of the proposals in greater proportion than their percentage ownership of the Company.
At the close of business on the record date for the meeting, there were 278,854,465 shares of EQT common stock outstanding. The voting requirements to elect the 12 nominees to the Board and approve the other proposals presented in this proxy statement and the discretionary authority of brokers, banks, or other holders of record with respect to each proposal are set forth below:
Agenda Item		Vote Required	Broker Discretionary Voting Allowed
1	Election of directors
Majority of votes cast
If a nominee receives a greater number of votes “against” than votes “for” election, the Board will consider whether to accept the nominee’s previously submitted conditional resignation
No
2	Approval of a non-binding resolution regarding the compensation of the Company’s named executive officers for 2020	Majority of votes cast	No
3	Ratification of Ernst & Young LLP	Majority of votes cast	Yes
For purposes of the approval of each of the proposals listed above, abstentions, broker non-votes, if any, and the failure to vote are not votes cast and, accordingly, have no effect on the outcome of such proposals.
What constitutes a “quorum” for the meeting?

A majority of the outstanding shares, present by virtual participation or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the 2021 Annual Meeting. You are part of the quorum if you have returned a proxy. Abstentions and broker non-votes also are counted in determining whether a quorum is present.
How will my shares be voted on other matters not included in this proxy statement that may be presented to the 2021 Annual Meeting?

Since no shareholder has indicated an intention to present any matter not included in this proxy statement at the 2021 Annual Meeting in accordance with the advance notice provision in the Company’s Bylaws, the Board is not aware of any other proposals to be presented at the 2021 Annual Meeting. If another proposal is properly presented, the persons named as proxies will vote your returned proxy in their discretion.
EQT CORPORATION 2021 PROXY STATEMENT | 89

Questions and Answers About the 2021 Annual Meeting

Who can virtually attend the 2021 Annual Meeting and how can I participate in the 2021 Annual Meeting?

You may virtually attend the 2021 Annual Meeting if you were a shareholder of record on February 5, 2021, or if you hold a valid proxy for the 2021 Annual Meeting. The 2021 Annual Meeting will be a virtual-only meeting conducted exclusively via live webcast. There will not be a physical location for the meeting, and you will not be able to attend the meeting in person.
You will be able to virtually attend the 2021 Annual Meeting, examine our shareholder list, and submit your questions during the meeting by visiting www.meetingcenter.io/281736112. You also will be able to vote your shares online by participating in the 2021 Annual Meeting.
To participate in the 2021 Annual Meeting, you will need to review the information included on your notice, on your proxy card, or on the instructions that accompanied your proxy materials. The password for the meeting is EQT2021.
In order to join the virtual annual meeting as an authenticated shareholder and vote online during the virtual annual meeting, you will need a valid control number. If you are a registered shareholder, your control number can be found on the proxy card, notice, or email distributed to you. If your shares are held by a broker, bank, or other holder of record in “street name” you must register in advance to participate in the 2021 Annual Meeting as an authenticated shareholder (see “How do I register to virtually attend the 2021 Annual Meeting?” below for further details and instructions on how to register in advance). Anyone may enter the virtual annual meeting website as a “guest” and no control number will be required; however, only authenticated shareholders may submit their votes or questions during the virtual annual meeting.
The meeting will begin promptly at 8:00 a.m. Eastern Time on April 21, 2021. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement. Help and technical support for accessing and participating in the virtual meeting will be available by following the instructions on the virtual meeting website.
During the live Q&A session of the meeting, our CEO will answer questions submitted by authenticated shareholders participating in the virtual meeting, as time permits. To ensure the meeting is conducted in a manner that is fair to all shareholders, the chair of the meeting may exercise broad discretion in recognizing shareholders who wish to participate, the order in which questions are asked, and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem inappropriate. By virtually attending the 2021 Annual Meeting, shareholders agree to abide by the agenda and procedures for the 2021 Annual Meeting.
How do I register to virtually attend the 2021 Annual Meeting?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to virtually attend the 2021 Annual Meeting. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to virtually attend the 2021 Annual Meeting and participate as an authenticated shareholder.
To register to attend the 2021 Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your EQT holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 15, 2021. You will receive a confirmation of your registration by email after we receive your registration materials.
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Requests for registration should be directed to us at the following:
By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:	Computershare COMPANY Legal Proxy P.O. Box 43001 Providence, RI 02940-3001
What happens if the 2021 Annual Meeting is postponed or adjourned?

If the 2021 Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Who pays for the solicitation of proxies by EQT?

We do. We are soliciting proxies primarily by use of mail. However, we may also solicit proxies in person, by telephone, by facsimile, by courier, or by electronic means. To the extent that our directors, officers, or other employees participate in this solicitation, they will not receive any compensation for their participation, other than their normal compensation. D.F. King & Co., Inc. assists us with the solicitation for a fee of  $10,000, plus reasonable out-of-pocket expenses. We also reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their proxies.
May I nominate someone to be a director of EQT?

Shareholders may either nominate individuals to serve as directors at the annual meeting or recommend individuals as possible director nominees to the Corporate Governance Committee to consider in its normal course.
If you are a shareholder entitled to vote at an annual meeting, you may present at the meeting the nomination of one or more persons for election as a director of EQT. To do this, you must send advance written notice to the Company’s Corporate Secretary. See “How do I contact EQT’s Corporate Secretary?” below. According to our Bylaws, we must receive notice of nominations for the 2022 annual meeting of shareholders not earlier than the close of business on December 22, 2021 (i.e., the 120th day prior to April 21, 2022, the one-year anniversary of the 2021 Annual Meeting), and not later than the close of business on January 21, 2022 (i.e., the 90th day prior to April 21, 2022). For additional information, see “Corporate Governance and Board Matters―Director Nominations” above.
In addition, a shareholder, or group of 20 or fewer shareholders, owning continuously for at least three years shares of the Company representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, may nominate and include in EQT’s 2021 proxy statement director nominees constituting the greater of  (i) two and (ii) 20% of the Board, provided that such nominations are submitted in writing and received by EQT’s Corporate Secretary not earlier than October 3, 2021, and not later than the close of business on November 2, 2021 and contain the required information set forth in EQT’s Bylaws. For additional information, see “Corporate Governance and Board Matters―Director Nominations” above.
In addition, the Board’s Corporate Governance Committee will consider candidates recommended by the Company’s shareholders. If the Corporate Governance Committee decides to nominate as a director an individual recommended by a shareholder, then the recommended individual will be included on the Company’s slate for the next annual meeting. Shareholders should send their recommendations to the Corporate Governance Committee Chair by addressing the recommendation to the Company’s Corporate Secretary. The Corporate Secretary must receive any recommendations as far in advance of the annual meeting of shareholders as possible in order to provide sufficient time for the Corporate Governance Committee to consider the recommendation.
EQT CORPORATION 2021 PROXY STATEMENT | 91

Questions and Answers About the 2021 Annual Meeting

Any notice or recommendation provided by the nominating shareholder must include an original irrevocable conditional resignation signed by each proposed nominee, as well as certain information about the person or persons nominated and the nominating shareholder (see “Director Nominations” under the caption “Corporate Governance and Board Matters” for details). For additional information, contact the Corporate Secretary.
When are shareholder proposals due?

■
Shareholder proposals submitted for inclusion in the proxy statement for EQT’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) must be submitted in writing and received by EQT’s Corporate Secretary on or before November 2, 2021.

■
Under our Bylaws, a shareholder, or group of 20 or fewer shareholders, owning continuously for at least three years shares of the Company representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors may nominate and include in EQT’s proxy statement for the 2022 annual meeting director nominees constituting the greater of (1) two and (2) 20% of the Board, provided that such nominations are submitted in writing and received by EQT’s Corporate Secretary not earlier than October 3, 2021, and not later than the close of business on November 2, 2021, and contain the required information set forth in EQT’s Bylaws.

■
In addition to shareholder proposals included in our proxy statement, shareholders who are entitled to vote and who comply with the following procedures may present proposals in person at the 2022 annual meeting.

■
The Corporate Secretary must receive the proposal to be presented not earlier than the close of business on December 22, 2021, and not later than the close of business on January 21, 2022. Proposals received outside this period, including any proposal nominating a person as a director, may not be presented at the 2022 Annual Meeting.

■
Proposals must be accompanied by the information required by Section 1.09 of our Bylaws, a copy of which will be provided to any shareholder upon written request to the Corporate Secretary.

How do I contact EQT’s Corporate Secretary?

You may contact the Company’s Corporate Secretary by sending correspondence to:
EQT Corporation Attention: Corporate Secretary 625 Liberty Avenue Suite 1700 Pittsburgh, Pennsylvania 15222
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Additional Information

Other Matters

As of the date of this proxy statement, we do not know of any other matters that may be presented for action at the 2021 Annual Meeting. However, should other matters properly come before the meeting, the persons named as proxies will vote in a manner as they may, in their discretion, determine.
2020 Annual Report on Form 10-K

The 2020 Annual Report is enclosed with this proxy statement.
Websites

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.
EQT CORPORATION 2021 PROXY STATEMENT | 93

Appendix A

The CD&A section of this proxy statement contains references to the Company’s adjusted free cash flow, adjusted gross G&A expense, and other performance measures that have not been calculated in accordance with GAAP, which are also referred to as non-GAAP supplemental financial measures. As more fully discussed in the CD&A above, these non-GAAP supplemental financial measures referenced were utilized as performance measures under the Company’s 2020 annual incentive plan. This Appendix A contains is a reconciliation of the Company’s adjusted free cash flow with the Company’s net cash provided by operating activities (the most directly comparable GAAP financial measure), the Company’s adjusted gross G&A expense with the Company’s selling, general, and administrative expense (the most directly comparable GAAP financial measures), as well as important disclosures regarding other non-GAAP supplemental financial measures.
Adjusted Free Cash Flow

Adjusted operating cash flow is defined under the 2020 STIP as net cash provided by operating activities less changes in other assets and liabilities. Adjusted free cash flow is defined under the 2020 STIP as adjusted operating cash flow less accrual-based capital expenditures attributable to continuing operations. Adjusted operating cash flow and adjusted free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.
The table below reconciles adjusted operating cash flow and adjusted free cash flow with net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Consolidated Cash Flows to be included in the Company’s 2020 Annual Report.
Year Ended December 31, 2020
$ in thousands
Net cash provided by operating activities	$1,537,701
Increase in changes in other assets and liabilities	(139,178)
Adjusted operating cash flow	1,398,523
Less: capital expenditures	(1,078,788)
Add: capital expenditures attributable to noncontrolling interests	4,891
Adjusted Free cash flow	$324,626
The table below illustrates the adjustment to adjusted free cash flow for price based on sales volumes and average realized price in accordance with the Average Realized Price Reconciliation included in Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) of the Company’s 2020 Annual Report, which is the most comparable measures calculated in accordance with GAAP.
Year Ended December 31, 2020
Adjusted Free cash flow, not adjusted for price ($ in thousands)	$324,626
Price Adjustment ($ in thousands)	307,423
Adjusted Free cash flow, adjusted for price ($ in thousands)	$632,049
For the year ended December 31, 2020, adjusted free cash flow adjusted for price was $632 million, which resulted in a maximum payout factor of 2.0 for this performance measure.
EQT CORPORATION 2021 PROXY STATEMENT | A-1

Appendix A

Adjusted Gross General & Administrative (“G&A”) Expense

Adjusted gross G&A expense is defined under the 2020 STIP as the Company’s selling, general, and administrative operating expenses inclusive of such expenses capitalized to property, plant, and equipment, less the aggregate expense associated with the Company’s long-term incentive program. Adjusted gross G&A expense should not be considered as an alternative to selling, general, and administrative expense presented in accordance with GAAP.
The table below reconciles adjusted gross G&A expense with selling, general and administrative expense, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Consolidated Operations to be included in the Company’s 2020 Annual Report.
Year Ended December 31, 2020
$ in thousands
Selling, general and administrative expense	$174,769
Plus: Capitalized overhead	47,303
Selling, general and administrative expense, gross	222,072
Less: long-term incentive program	(29,764)
Adjusted gross general and administrative expense	$192,308
For the year ended December 31, 2020, adjusted gross G&A expense was $192 million, which resulted in a payout factor of zero for this performance measure.
Adjusted Well Cost per Foot

Adjusted well cost per foot is defined under the 2020 STIP as (i) well costs of all wells finishing each respective phase during 2020 adjusted to include pad construction, drilling, completion, facilities, and capitalized flowback, and excluding capitalized overhead, land, and other related capital expenditures, divided by (ii) the total feet of pay with respect to each phase. The pad foot-of-pay is based on the summation of planned lateral length for all wells to be drilled on pads which were forecasted to finish construction in 2020. Adjusted well cost per foot should not be considered an alternative to any other measure of financial and operational performance presented in accordance with GAAP.
For the year ended December 31, 2020, adjusted well cost per foot was $717/foot, which resulted in a maximum payout factor of 2.0 for this performance measure.
Recycle Ratio

Recycle ratio is defined under the 2020 STIP, in each case calculated on a $/Mcfe basis, as (i) the Company’s cash operating margin, excluding net marketing services and stock-based compensation, divided by (ii) finding and development (“F&D”) costs. Cash operating margin is defined as post-hedgerealized price less cash operating expenses. Cash operating expenses is calculated on a $/Mcfe basis and means gathering, transmission, and processing expense, lease operating expenses, production taxes, exploration, and selling, general, and administrative inclusive of expenses associated with the Company’s long-term incentive program and excluding non-recurring items and net marketing services. F&D costs is defined as total adjusted well cost per foot divided by estimated ultimate recovery for gross operated wells turned-in-line during the year. Cash operating margin and adjusted F&D costs should not be considered as alternatives to any other measure of financial and operational performance presented in accordance with GAAP.
For the year ended December 31, 2020, recycle ratio adjusted for price was $3.85/Mcfe, which resulted in a maximum payout factor of 2.0 for this performance measure.
A-2 | ir.eqt.com

Appendix A

Environmental, Health, and Safety

For purposes of calculating the total recordable injury rate (“TRIR”) for both employees and contractors under the 2020 STIP, TRIR was defined as the number of recordable injuries at the OSHA-issued multiple divided by the total number of manhours for employees or contractors, as applicable, during 2020. For the year-ended December 31, 2020, the TRIR for employees was 0.78 and the TRIR for contractors was 0.51, each of which resulted in a payout factor of zero for this performance measure.
For purposes of the 2020 STIP, a notice of violation (“NOV”) represented an enforcement action by a state or federal environmental regulatory agency which notified the Company of a violation of a statutes and/or regulation. For purposes of calculating the notices of violation rate under the 2020 STIP, the total number of NOV’s for 2020 was divided by the Company’s total 2020 gross production volume. Total production volume means the gross production sales volumes reflected in the Company’s 2020 Annual Report. The Company reported an NOV rate of 0.07 for 2020, which resulted in a payout factor of zero for this performance measure.
EQT CORPORATION 2021 PROXY STATEMENT | A-3

Appendix B

2020 Compensation Peer Group Financial Data

The following illustrates a comparison of certain financial and other data considered by the Committee in constructing the 2020 Compensation Peer Group.
Financial Data as of 7/31/2019 (thousands)
Company	Enterprise Value ($)	Market Capitalization ($)	Assets ($)	Revenue ($)	Employees (as of fiscal year end 2018)
Apache Corporation	19,293	9,180	21,806	6,782	3,420
Noble Energy, Inc.	18,264	10,564	21,649	4,678	2,330
Encana Corporation	18,878	8,119	21,747	6,340	2,107
Chesapeake Energy Corporation	14,234	2,925	16,540	9,876	2,350
Cabot Oil & Gas Corporation	9,034	8,016	4,564	2,323	483
Antero Resources Corporation	8,362	1,426	17,331	4,374	590
Murphy Oil Corporation	8,000	4,174	13,536	3,000	1,108
Cimarex Energy Co.	7,372	5,049	7,596	2,339	955
WPX Energy, Inc.	6,971	4,408	8,553	2,385	600
Range Resources Corporation	5,242	1,394	9,728	3,284	796
CNX Resources Corporation	5,123	1,542	9,147	1,777	564
Oasis Petroleum Inc.	4,568	1,568	7,710	2,253	727
Whiting Petroleum Corporation	4,468	1,615	7,776	1,856	755
SM Energy Company	3,820	1,119	6,392	1,537	611
Southwestern Energy Company	3,238	1,186	6,545	3,783	960
EQT Corporation	8,888	3,861	20,479	4,666	863
Source: Meridian Compensation Partners, LLC
EQT CORPORATION 2021 PROXY STATEMENT | B-1

Appendix B

2020 Performance Peer Group Financial Data

The following illustrates a comparison of certain financial and other data considered by the Committee in constructing the 2020 Performance Peer Group.
Financial Data as of 7/31/2019 (thousands)
Company	Percentage of Liquids/ Reserves	Enterprise Value ($)	Market Capitalization ($)	Assets ($)	Revenue ($)	Employees (as of fiscal year end 2018)
Chesapeake Energy Corporation	22%	14,234	2,925	16,540	9,876	2,350
Cabot Oil & Gas Corporation	0%	9,034	8,016	4,564	2,323	483
Antero Resources Corporation	37%	8,362	1,426	17,331	4,374	590
Range Resources Corporation	33%	5,242	1,394	9,728	3,284	796
CNX Resources Corporation	6%	5,123	1,542	9,147	1,777	564
Southwestern Energy Company	33%	3,238	1,186	6,545	3,783	960
Gulfport Energy Corporation	13%	2,761	602	6,465	1,407	350
Comstock Resources, Inc.	6%	2,503	1,262	2,283	488	113
EQT Corporation	5%	8,888	3,861	20,479	4,666	863
Source: Meridian Compensation Partners, LLC
B-2 | ir.eqt.com

EQT

VOTE

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ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
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## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Online**
Go to **www.investorvote.com/EQT**
or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money!**
**Sign up for electronic delivery at**
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Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas. ☒

## Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A** The Board of Directors of EQT Corporation recommends a vote FOR each of the nominees listed under proposal 1 and FOR proposals 2 and 3.

1. ELECTION OF DIRECTORS: Term Expiring in 2022

| Nominees: | For | Against | Abstain |
|---|---|---|---|
| 1.1 – Lydia I. Beebe | ☐ | ☐ | ☐ |
| 1.2 – Philip G. Behrman, Ph.D. | ☐ | ☐ | ☐ |
| 1.3 – Lee M. Canaan | ☐ | ☐ | ☐ |
| 1.4 – Janet L. Carrig | ☐ | ☐ | ☐ |
| 1.5 – Kathryn J. Jackson, Ph.D. | ☐ | ☐ | ☐ |
| 1.6 – John F. McCartney | ☐ | ☐ | ☐ |
| 1.7 – James T. McManus II | ☐ | ☐ | ☐ |
| 1.8 – Anita M. Powers | ☐ | ☐ | ☐ |
| 1.9 – Daniel J. Rice IV | ☐ | ☐ | ☐ |
| 1.10– Toby Z. Rice | ☐ | ☐ | ☐ |
| 1.11 – Stephen A. Thorington | ☐ | ☐ | ☐ |
| 1.12 – Hallie A. Vanderhider | ☐ | ☐ | ☐ |

**This Proxy Card when properly executed will be voted in the manner directed herein. If no direction is made, the named proxies will vote in accordance with the Board of Directors' recommendations on all matters listed on this Proxy Card, and in accordance with their judgment on such other matters as may properly come before the meeting and any adjournments, continuations, or postponements thereof.**

**Please sign and date on the reverse side and return the Proxy Card promptly using the enclosed envelope.**

**IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.**

C 1234567890 J N T

1 U P X 4 9 1 9 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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**The 2021 Annual Meeting of Shareholders of EQT Corporation will be held on Wednesday, April 21, 2021 at 8:00 a.m. (Eastern Time), virtually via the internet at www.meetingcenter.io/281736112.**

**To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.**

**The password for this meeting is — EQT2021.**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders.**
The 2020 Annual Report, 2021 Proxy Statement and form of Proxy Card are available at: **www.edocumentview.com/EQT**

**Small steps make an impact.**
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EQT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — EQT CORPORATION

**625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EQT CORPORATION**

**Toby Z. Rice**, **William E. Jordan,** and **Timothy C. Lulich**, each with full power to act alone and with full power of substitution, are each hereby appointed as a proxy of the undersigned to vote all shares of EQT Corporation (the Company) common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, April 21, 2021, at 8:00 a.m. Eastern Time, virtually via the internet, and at any adjournment, continuation, or postponement of such meeting. This Proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise.

A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.

**This Proxy Card when properly executed will be voted in the manner directed herein. If no direction is made, the proxies will vote in accordance with the Board of Directors' recommendations on all matters listed on this proxy, and in accordance with their judgment on such other matters as may properly come before the meeting and any adjournments, continuations, or postponements thereof.**

### B Non-Voting Items

**Change of Address** — Please print new address below.

**Comments** — Please print your comments below.

### C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.
THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
| --- | --- | --- |
| / / | | |

**IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON THE REVERSE OF THIS CARD.**